As filed with the Securities and Exchange Commission on April 28, 2015

Registration No.         333- 199071

811- 05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 192

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Western Reserve Life Assurance Co. of Ohio)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (213) 742-5216

Alison Ryan, Esq.

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel, MS # 2520

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:         Units of interest in a separate account under flexible premium individual deferred variable annuity contracts

It is proposed that this filing become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

   X    on May 1, 2015 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1) of Rule 485

         on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM PREMIER

VARIABLE ANNUITY

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

Prospectus

May 1, 2015

This prospectus gives you important information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, a flexible payment variable deferred annuity contract (“Contract”). Please read this prospectus and the fund prospectuses before you invest and keep them for future reference. This Contract is available to individuals as well as to certain groups and individual retirement plans. This Contract is not available in all states.

You can put your money into one or more of the following investment choices. Money you put in a subaccount is invested exclusively in a single mutual fund portfolio. Your investments in the portfolios are not guaranteed. You could lose your money. Money you direct into the fixed account earns interest at a rate guaranteed by Transamerica Premier Life Insurance Company.

If you would like more information about the WRL Freedom Premier, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (“SAI”) dated May 1, 2015. Please call us at 1-800-851-9777 (Monday-Friday, 8:30 a.m.-7:00 p.m. Eastern Time), write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or visit our website – www.premier.transamerica.com. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference and other information. The table of contents of the SAI is included at the end of this prospectus.

Please note that the Contract, fixed account, and the funds:

•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency
•	are not guaranteed to achieve their goal
•	involve risks, including possible loss of premium

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

AG09300 – 5/2015

PORTFOLIOS ASSOCIATED WITH THE ACCOUNTS

The subaccounts available under this Contract invest in underlying funds of the Portfolio listed below:

SUBACCOUNT	PORTFOLIO

Access VP High Yield FundSM	Access VP High Yield FundSM
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA Aegon High Yield Bond	Transamerica Aegon High Yield Bond VP
TA Aegon Money Market	Transamerica Aegon Money Market VP
TA Aegon Tactical Vanguard ETF – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP
TA Aegon Tactical Vanguard ETF – Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP
TA Aegon U.S. Government Securities	Transamerica Aegon U.S. Government Securities VP
TA AB Dynamic Allocation	Transamerica AB Dynamic Allocation VP
TA Asset Allocation - Conservative	Transamerica Asset Allocation - Conservative VP
TA Asset Allocation - Growth	Transamerica Asset Allocation - Growth VP
TA Asset Allocation - Moderate	Transamerica Asset Allocation - Moderate VP
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP
TA BlackRock Tactical Allocation	Transamerica BlackRock Tactical Allocation VP
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP
TA International Moderate Growth	Transamerica International Moderate Growth VP

SUBACCOUNT	PORTFOLIO
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP
TA Janus Balanced	Transamerica Janus Balanced VP
TA Jennison Growth	Transamerica Jennison Growth VP
TA MFS International Equity	Transamerica MFS International Equity VP
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP
TA PIMCO Tactical - Balanced	Transamerica PIMCO Tactical - Balanced VP
TA PIMCO Tactical - Conservative	Transamerica PIMCO Tactical - Conservative VP
TA PIMCO Tactical - Growth	Transamerica PIMCO Tactical - Growth VP
TA PIMCO Total Return	Transamerica PIMCO Total Return VP
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP
TA Torray Concentrated Growth	Transamerica Torray Concentrated Growth VP
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio - Balanced VP
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio - Growth VP
TA WMC US Growth	Transamerica WMC US Growth VP

For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

DEFINITIONS OF SPECIAL TERMS

Accumulation period—The period between the Contract date and the maturity date while the Contract is in force.

Accumulation unit value—An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office— Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

Age—The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this prospectus, it has the same meaning as “attained age” in the Contract.

Annuitant—The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

Annuity unit value—An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

Annuity value—The sum of the separate account value and the fixed account value at the end of any valuation period.

Annuitize (Annuitization)—When you switch from the accumulation phase to the income period and we begin to make annuity payments to you (or your designee).

Beneficiary(ies)—The person(s) you elect to receive the death benefit proceeds under the Contract.

Cash value—The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code—The Internal Revenue Code of 1986, as amended.

Contract anniversary—The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date—Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Transamerica Premier Life Insurance Company’s Administrative Office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

Death claim day—Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

Death report day—The valuation date on which we have received due proof of death.

Fixed account—An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

Fixed account value—During the accumulation period, your Contract’s value in the fixed account.

Funds—Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

In force—Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

Maturity date—The date on which the accumulation period ends and annuity payments begin.

Monthiversary—The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE—New York Stock Exchange.

Nonqualified Contracts—Contracts issued other than in connection with retirement plans.

Owner (you, your)—The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

Portfolio—A separate investment portfolio of a fund.

Premium payments/premium payments—Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

Qualified Contracts—Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

Separate account—WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

Separate account value—During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount—A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

Surrender—The termination of a Contract at the option of an owner.

Valuation date/ business day—Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period—The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Transamerica Premier Life Insurance Company (we, us, our, the Company)—Transamerica Premier Life Insurance Company (“TPLIC”).

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

Certain provisions of Contract Form Number WL18 are different than those described herein. See Appendix C for information concerning Contract Form Number WL18.

1.	The Annuity Contract

The WRL Freedom Premier is a flexible payment variable deferred annuity contract (the “Contract”) offered by TPLIC. It is a contract between you, as an owner, and TPLIC, a life insurance company. The Contract provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and the fixed account. We intend the Contract to be used to accumulate money for retirement or other long-term investment purposes.

The Contract allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional charge, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the Contract. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may also add an Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See Section 9. Death Benefit, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Contract, like all deferred annuity contracts, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the Contract. The income phase starts on the maturity date when you begin receiving regular payments from your Contract. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

2.	Annuity Payments
(The Income Phase)

The Contract allows you to receive income after the maturity date under several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time, reduced by the separate account annuitization charge. Generally, you cannot annuitize before your Contract’s fifth anniversary.

3.	Purchase

You can buy this Contract with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified Contracts) or more under most circumstances. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per Contract year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

4.	Investment Choices

You can allocate your Premium Payments to one of several underlying fund portfolios listed under Investment Choices in this prospectus and described in the underlying fund prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We currently charge a $10 fee for each transfer in excess of 12 transfers per Contract year. In addition, we reserve the right to impose restrictions and limitations on transfers.

5.	Expenses

See Appendix C for information concerning Contract Form NumberWL18.

We do not take any deductions for sales charges from premium payments at the time you buy the Contract. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period, we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges. The optional death benefit riders are not available in all states.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase.

During the accumulation period, we deduct an annual Contract charge of $30 from the annuity value on each Contract anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the Contract anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per Contract year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

If you take a Contract loan, we will impose a $30 loan processing fee. Only certain types of qualified Contracts can take Contract loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the Contract or partially surrender its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial surrender or surrender your Contract completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% — 25 through 36 months; 5% — 37 through 48 months; 4% — 49 through 60 months; 3% — 61 through 72 months; 2% — 73 through 84 months; and no surrender charge — 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any Contract year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your Contract completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See Section 5. Expenses — Surrender Charge for how we calculate surrender charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See Section 10. Other Information - Distribution of the Contracts for information concerning compensation we pay our agents for the sale of the Contracts.

6.	Tax Information

The Contract’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a non-qualified contract during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the contract” has been fully recovered. Different tax consequences may apply for a qualified Contract. If you are younger than 59 1⁄2 when you take money out of a Contract, you may also be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial or complete surrender.

7.	Access to Your Money

You can take some or all of your money out anytime during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrenders may be made from the fixed account without prior consent from us. Access to amounts held in qualified Contracts may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial withdrawals will reduce your cash value. Depending on its amount and timing, a withdrawal may considerably reduce or eliminate some of the benefits and guarantees provided by your Contract. For example, partial surrenders may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount surrendered.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of withdrawals (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

8.	Performance

The value of your Contract will vary up or down depending upon the investment performance of the subaccounts you choose and will be reduced by Contract fees and charges. Past performance does not guarantee future results.

9.	Death Benefit

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse, if eligible, continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the Contract continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your Contract and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your Contract.

Under the standard death benefit, the death benefit proceeds will be the greater of:

•	the annuity value as of the death report day; or
•	the total premium payments you make to the Contract reduced by any adjusted partial surrenders.

Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or
•	total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or
•	the highest annuity value as of any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and
(b)	is the amount of the partial surrender.

An additional death benefit may be payable if you purchase the Additional Earnings Rider (not available if you purchase one of the optional death benefit riders) and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See Section 9. Death Benefit - Additional Earnings Rider for details. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

10.	Other Information

Right to Cancel Period. You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive the returned Contract at our Administrative Office. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned Contract at our Administrative Office in good order. A faxed version of a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The Contract will then be deemed void.

Who Should Purchase the Contract? We have designed this Contract for people seeking long-term tax-deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the Contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the Contract (including annuity income benefits) before purchasing the Contract, because the tax-favored arrangement itself provides tax- sheltered growth.

Additional Features. This Contract has additional features that might interest you. These include the following:

•	Reduced Minimum Initial Premium Payment (for nonqualified Contracts): You may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.
•

Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your Contract is in the accumulation period. You may take systematic partial surrenders monthly, quarterly, semi-annually or annually without paying surrender charges.

Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.
•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA Aegon Money Market or TA JPMorgan Core Bond subaccounts to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.
•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.
•	Telephone Fax and Internet Transactions: You may make transfers, partial surrenders and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.premier.transamerica.com. Internet transactions are not available for transfers and changes in premium payment allocations involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business session of the NYSE.
•	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your Contract completely without paying the surrender charge, under certain circumstances.
•	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically-related circumstances occur, we will allow you to fully or partially surrender your money without a surrender charge.
•	Contract Loans (for certain qualified Contracts): If you own a qualified Contract, you may be eligible to take out Contract loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See Section 7. Access to Your Money - Contract Loans for Certain Qualified Contracts for details.

•	Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your Contract. However, you may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the Contract date. These riders are not available in all states and may vary by state.
•	Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this Contract, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.
•	Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.
•

Additional Earnings Rider: You may add this rider for an additional charge when we issue the Contract or on any Monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the

Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

•	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.
•	Additional Death Benefit on Beneficiary’s Death: If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the Contract if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.
•	Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified Contracts or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional riders or features described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the Contract. Consult your agent and the Contract for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other Contracts. We offer other variable annuity contracts which also invest in the same portfolios of the funds. These contracts may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these contracts, contact your agent, or call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Contract s issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a contract owner, and the maximum fees and charges for all contract features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in Appendix B, a financial history of the accumulation unit values for the subaccounts available through this Contract.

11.	Inquiries

If you need more information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

You may check your Contract at www.premier.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

ANNUITY CONTRACT FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and charges that you will pay at the time that you buy the Contract, take a loan from the Contract, partially or completely surrender the Contract, or transfer annuity value between the subaccounts and/or the fixed account. State premium taxes may also apply.

Owner Transaction Expenses

Sales Load on Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0 - $25

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your Contract.

Annual Contract Charge(3)(7)	$30 per Contract yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)
Under Standard Death Benefit: Mortality and Expense Risk Charge Administrative Charge Total Separate Account Annual Expenses	0.85% 0.40% 1.25%
With Compounding Minimum Death Benefit Rider Added (optional): Mortality and Expense Risk Charge Administrative Charge Total Separate Account Annual Expenses	1.25% 0.40% 1.65%
With Annual Step-Up Death Benefit Rider Added (optional): Mortality and Expense Risk Charge Administrative Charge Total Separate Account Annual Expenses	1.25% 0.40% 1.65%
Annual Optional Rider Charges:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10) (NO LONGER AVAILABLE)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the portfolios for the fiscal year ended December 31, 2014. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.67%	2.37%

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example shows the highest costs of investing in the Contract, including Contract owner transaction expenses, the annual Contract charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year.

Example(13)	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period.	$1,110	$1,840	$2,486	$4,270
If you annuitize* or remain invested in the Contract at the end of the applicable time period.	$410	$1,240	$2,086	$4,270
*	You cannot annuitize your Contract before your Contract’s fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contracts.”

(1)	The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See Section 5, Expenses.

(2)	We may deduct a charge for special services, including overnight delivery, duplicate contracts; non-sufficient checks on new business; duplicate 1099 and 5498 tax forms; duplicate disclosure documents and semi-annual reports; check copies; printing and mailing previously submitted forms; and asset verification requests from mortgage companies. In addition, we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

(3)	The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made and grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(4)	We may reduce or waive the surrender charge and the annual Contract charge for Contracts sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)	There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)	Loans are available only for certain qualified Contracts. The loan processing fee is not applicable in all states.

(7)	We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the Contract anniversary for which the charge is payable. However, we will deduct this charge from your annuity value if you surrender your Contract completely.

(8)	These charges are assessed to your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(9)	This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your Contract’s annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(10)

This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

(11)	The portfolio expenses used to prepare this table were provided to TPLIC by the fund(s). TPLIC has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2014. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the Table.

(12)	The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, TPLIC took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2014.

(13)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.09% that is determined by dividing the total annual Contract charges to be collected during 2014 by total average net assets to be attributable to the Contract during 2014. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

1.	THE ANNUITY CONTRACT

This prospectus describes the WRL Freedom Premier, formerly known as WRL Freedom Premier II variable annuity contract offered by TPLIC.

An annuity is a contract between you, an owner, and an insurance company (in this case TPLIC), where the insurance company promises to pay the annuitant an income in the form of annuity payments. These payments begin after the maturity date. (See Section 2 below.) Until the maturity date, your annuity is in the accumulation period and the earnings generally are tax deferred. Tax deferral means you generally are not taxed on your annuity until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The Contract is a flexible payment variable deferred annuity. You can use the Contract to accumulate funds for retirement or other long-term financial planning purposes.

It is a “flexible payment” Contract because after you purchase it, you can generally make additional investments of $50 or more at any time, until the maturity date. But you are not required to make any additional investments.

The Contract is a “variable” annuity because the value of your Contract can go up or down based on the performance of your investment choices. If you select the variable investment portion of the Contract, the amount of money you are able to accumulate in your Contract during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your Contract, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The Contract also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by TPLIC to equal at least 2% (in most states) per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New

Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

Do not purchase this contract if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your contract is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this contract, you represent and warrant that you are not using the contract, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

2.	ANNUITY PAYMENTS
(THE INCOME PHASE)

You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth Contract year. The latest maturity date generally cannot be after the date specified in your Contract unless a later date is agreed to by TPLIC.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified Contracts. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment options on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per Contract year.

As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Contract. Once you annuitize and if you have selected a fixed annuity payment option, the Contract will end and we will issue a supplemental Contract to describe the terms of the option you selected. The supplemental Contract will name who will receive the annuity payments and describe when the annuity payments will be made.

Your contract may not be “partially” annuitized, i.e., you may not apply a portion of your contract value to an annuity option while keeping the remainder of your contract in force.

Annuity Payment Options Under the Contract

The Contract provides several annuity payment options that are described below. You may choose any annuity payment option available under your Contract. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	The amount of the annuity proceeds on the maturity date;
•	The interest rate we credit on those amounts; and
•	The specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Contract. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the Contract’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the Contract’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI.

If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Some of the annuity payment options may not be available for all contracts, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A — Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to TPLIC.

If your contract is a qualified contract, payment option A may not satisfy minimum required distribution rules. Consult a tax advisor before electing that option.

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or
•	10 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 years; or
•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C — Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D — Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain — We will make variable payments only during the annuitant’s lifetime; or
•	10 Years Certain — We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E — Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us.

Note Carefully: The death benefit payable after the maturity date will be affected by the annuity option you choose.

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and
•	the annuitant(s) dies, for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping TPLIC informed of the annuitant’s current address of record.

3.	PURCHASE

Contract Issue Requirements

We will not issue a Contract unless:

•	we receive information we need to issue the Contract at our Administrative Office in good order;
•	we receive a minimum initial premium payment (except for 403(b) Contracts); and
•	the annuitant is age 85 or younger.

In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your Contract. You may purchase the Additional Earnings Rider at issue or on any Monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.

Premium Payments

You should make checks or drafts for premium payments payable only to “TPLIC” and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated payments and benefits due under the Contract.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to “TPLIC”, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or a transfer from other financial institutions. Any third party checks not accepted by the company will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified Contracts must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs the minimum initial premium payment is $1,000 and for qualified Contracts other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your Contract within two business days after the day we receive it and your complete Contract information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it. We will credit your initial premium payment as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your Contract is generally the Contract date. The Contract date is used to determine Contract years, Contract months and Contract anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative Office in a timely manner. Any delays will affect when your Contract can be issued and when your purchase payment is allocated among the investment choices.

If you wish to make premium payments by bank wire, please contact our Administrative Office at 1-800-851-9777 (Monday – Friday 8:30 a.m. – 7:00 p.m. Eastern Time.

We may reject any application or premium payment for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by

20

bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified Contracts with a $1,000 initial premium payment and $1,000 if by wire). We reserve the right to refuse any additional purchase payments in excess of these limits, and if you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional premium payments you make to your Contract at the accumulation unit value computed at the end of the business day on which we receive them at our Administrative Office in good order. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day.

Maximum Total Premium Payments

We reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all contracts with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for purchase payments in excess of the dollar amounts listed above, the business will be deemed not in good order.

Allocation of Premium Payments

On the Contract date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages which must total 100%. We will allocate additional premium payments as you selected on your application, unless you request a different allocation.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

If you allocate purchase payments to the Dollar Cost Averaging Program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing to or telephoning the Administrative Office or by visiting our website – www.premier.transamerica.com, subject to the limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received after the date we receive the change request at our Administrative Office in good order.

You should review periodically how your purchase payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your Contract for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s). We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned Contract. The Contract will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of business on each valuation date and ends at the close of business on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your Contract during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your Contract with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you partially surrender or transfer out of a subaccount, or if we assess a transfer charge, annual Contract charge, any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying portfolio, and the daily deduction of the mortality and expense risk charge and the administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

4.	INVESTMENT CHOICES

The Separate Account

The WRL Freedom Premier variable annuity offers you a means of investing in various underlying portfolios offered by different investment companies (by investing in corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this Contract are listed in Appendix A: Portfolios Associated with the Subaccounts.

The general public may not purchase these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to the portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the fund prospectuses. You should read the fund prospectuses carefully before you invest.

Please contact our Administrative Office at 1-800-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website (www.premier.transamerica.com) to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in Appendix A: Portfolios Associated with the Subaccounts, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by TPLIC, and TPLIC may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see “Revenue We Receive.” We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) portfolios at least in part because they are managed by Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the portfolios that is available to you, including each fund’s prospectus, statement of additional information and annual and semi/annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio. After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your Contract resulting from the performance of the Portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the Contract. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing or new Contract owners at any time or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by applicable law.

We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of another portfolio of a fund (or of another open-end registered investment company) if the shares of a portfolio are no longer available for investment or, if in our judgment further investment in any portfolio should become inappropriate in view of the purposes of the separate account. We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior approval of, the Securities and Exchange Commission (the “SEC”) to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), or other applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.

New subaccounts may be established when, in the sole discretion of TPLIC, marketing, tax, investment or other conditions warrant, and any new subaccounts will be made available to existing owners on a basis to be determined by TPLIC. Each additional subaccount will purchase shares in an underlying fund portfolio, or other investment vehicle. We may also close or liquidate one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant. In the event any subaccount is closed or liquidated, TPLIC will notify you and request a reallocation of the amounts invested in the closed or liquidated subaccount. If we do not receive new instructions, the requested transaction (including asset rebalance programs or dollar cost averaging transactions) will be canceled. Any premium payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your contract, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., contract reached maximum annuity commencement date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued contracts, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have allocated to and which are open to new investment.

In the event of any such substitution or change, we may by appropriate endorsement, make such changes in the Contracts and other annuity contracts as may be necessary or appropriate to reflect such substitution or change. If deemed by us to be in the best interests of persons having voting rights under the Contracts, the separate account may be (1) operated as a management company under the 1940 Act or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required, Or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, TPLIC also may (1) transfer the assets of the separate account associated with the Contracts to another account or accounts, (2) restrict or eliminate any voting rights of owner or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts, or (5) add new underlying fund portfolios, or substitute a new fund for an existing fund.

The Fixed Account

Premium payments you allocate to and amounts you transfer to the fixed account become part of the general account of TPLIC. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests in the general account is generally subject to the provisions of the 1933 Act or 1940 Act. TPLIC has been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year. Any money you allocate or transfer to the fixed account will be placed with the other general assets of TPLIC. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial surrender, from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each Contract year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per Contract year. This restriction does not apply if you have selected dollar cost averaging;
•	That you request transfers from the fixed account in writing;
•	That you only make transfers from the fixed account during the 30 days following each contract anniversary; and
•	That you limit the maximum amount you transfer from the fixed account to the greater of:
(1)	25% of the amount in the fixed account; or
(2)	the amount you transferred from the fixed account in the immediately prior Contract year.
(Note:	This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all Owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our Internet website.

During the income phase of your Contract, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per Contract year.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not transfer any of their Contract value to the fixed account.

Transfers may be made by telephone, fax, mail or Internet, subject to limitations described under Section 4. Investment Choices – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any Contract year, we will charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, internet or faxed request, provided we receive your request in good order before the close of our business day (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business day, we will process the transfer request using the accumulation unit value for the next business day.

Market Timing and Disruptive Trading

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading or have concerns about our inability to detect or prevent any such trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine that you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple contracts invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or
•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or
•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur despite the imposition of a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf ) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product. In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee,

promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance contracts, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing or disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Subaccounts. The restrictions above do not apply to ProFunds or Access subaccounts. Because the above restrictions do not apply to the ProFunds or Access subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management, and increased expenses).

Dollar Cost Averaging Program

During the accumulation phase, you may instruct us to automatically make transfers into one or more variable subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss. Dollar Cost Averaging programs that may be available under your Contract:

•	Traditional—You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special—You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment choice into a Special Dollar Cost Averaging program. This program is only available for new purchase payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin once we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION—Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional purchase payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional purchase payments, absent new allocation instructions, received after a Dollar Cost Averaging program has completed, will be allocated according to the current purchase payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

     If:

•	We do not receive all necessary information to begin or restart a Dollar Cost Averaging program.

      Then:

•	Any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging Instructions are not received;
•	Any amount allocated to a variable source will be invested in that variable source and will remain in that variable investment option; and
•	New Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain contracts and may not be available for all contracts, in all states or at all times. See your contract for availability of the fixed account options.

Asset Rebalancing Program

During the accumulation period you can instruct us to rebalance automatically the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per Contract year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing Program.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing Contract, or a minimum initial premium payment of $5,000, for a new Contract, is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each Contract year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

You may make transfers, change the allocation of additional premium payments and (generally) request partial surrenders by telephone. Telephonic partial surrenders are not allowed in the following situations:

•	for qualified Contracts (except IRA, Roth IRA, SEP, SIMPLE, 403b - RMDs);
•	if the amount you want to withdraw is $50,000 and over; or
•	if the address of record has been changed within the past 15 days.

Upon instructions from you, the registered representative/agent of record for your Contract may also make telephonic transfers or partial surrenders for you. If you do not want the ability to make transfers or partial surrenders by telephone, you should notify us in writing.

You may make telephonic transfers, allocation changes or request partial surrenders by calling our toll-free number: 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine. Telephone transfers for contracts owned by trusts will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office after the close of the New York Stock Exchange will receive the price computed at the end of the next business day.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial surrender, please fax your request to us at 877-355-4385. We will not be responsible for same-day processing of transfers or partial surrenders if you fax your request to a number other than this fax number.

You may make certain transfers and change premium payment allocations through our website - www.premier.transamerica.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your request.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Third Party Investment Services

TPLIC or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

TPLIC does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with TPLIC for the sale of Contracts. TPLIC, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

TPLIC does not currently charge you any additional fees for providing these support services. TPLIC reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	TPLIC does not offer, and does not engage any third parties to offer, investment allocation services of any type for use with the Contract.
•	TPLIC is not party to any agreement that you may have with any third parties that offer investment allocation services for use with your Contract. TPLIC is not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.
•	Any fee that is charged by third parties offering investment allocation services for use with your Contract is in addition to the fees and expenses that apply under your Contract.
•	If you make withdrawals from your Contract value to pay advisory fees, then taxes may apply to any such withdrawals and tax penalties may be assessed on withdrawals made before you attain age 59 1⁄2.

5.	EXPENSES

There are charges and expenses associated with your Contract that reduce the return on your investment in the Contract. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate Contract costs and expenses that we incur in providing the services and benefits under the Contract and assuming the risks associated with the Contract and riders. The charges may result in a profit to us.

Mortality and Expense Risk Charge

We charge a fee as compensation for bearing certain mortality and expense risks under the Contract. Examples include a guarantee of annuity rates, the death benefits, certain Contract expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the Contract. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if the charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charge

We deduct an annual administrative charge to partially cover the costs of administering the Contracts. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including Contract surrender. We do not assess this charge during the income phase.

Annual Contract Charge

We deduct an annual Contract charge of $30 from your annuity value on each Contract anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct this charge to cover our costs of administering the Contracts. We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders (including any surrender charges), equals or exceeds $50,000 on the Contract anniversary for which the charge is payable.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per Contract year. If you make more than 12 transfers per Contract year, we charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging and asset rebalancing transfers are considered transfers. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per Contract year. We do not currently charge for Internet transfers, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Loan Processing Fee

If you take a Contract loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Contract loans are available only under certain types of qualified Contracts.

Premium Taxes

Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a contract. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;
•	you surrender the Contract;

•	you request a partial surrender; or
•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the Contract for any taxes we incur because of the Contract. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services you request.

Surrender Charge

During the accumulation period, except under certain qualified Contracts, you may surrender part or all of the annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your Contract completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th contract month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

Keep in mind that partial and complete surrenders may be taxable, and if made before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, partial and complete surrenders are considered to come from earnings first.

There are several ways that you may make a partial surrender and we will not deduct the full surrender charge:

1. Partial Surrenders Up to the Free Amount. During any Contract year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your Contract while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents). For partial surrenders under the Contract, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:

(a)	is equal to:
(i)	the annuity value on the date of the partial surrender; plus
(ii)	any amounts previously surrendered from the Contract under (b) below; plus
(iii)	any amounts previously surrendered from the Contract that were subject to surrender charges; minus
(iv)	the total of all premiums paid for the Contract.

AND

(b)	is equal to:
(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender; minus
(ii)	any amounts partially surrendered under (b)(i) above during the Contract year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your Contract at issue and make no more premium payments. Also assume at the end of the 13th Contract month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 — $100,000 = $8,000), and $3,000 is surrender charge free under (b) ($100,000 × 10% = $10,000 maximum amount under (b)). If, at the end of the 19th Contract month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to
(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus
(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 — $100,000 = $9,000

AND

(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 — $9,000 = $97,000 (remaining annuity value) × 10% = $9,700]; minus
(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the Contract year in which the current partial surrender is requested.

The total for (b) is: $9,700 — $3,000 = $6,700.

The maximum amount of this partial surrender available without a surrender charge is $9,000 (A) + $6,700 (b) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 — $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

2. Systematic Partial Surrenders. During any Contract year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $50. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See Section 7. Access to Your Money—Systematic Partial Surrenders.)

3. Nursing Care Facility Waiver. If your Contract contains a nursing care facility waiver, we will waive the surrender charge, provided:

•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;
•	your confinement began after the Contract date; and
•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

We will waive the surrender charge under this waiver only for partial and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

The Nursing Care Facility Waiver may vary for certain contracts and may not be available for all contracts, in all states or at all times.

4. Terminal Condition Waiver. If your Contract contains a terminal condition waiver, we will waive the surrender charge upon a complete or partial surrender, provided:

•	you (or any joint owner) is diagnosed with a terminal condition after the Contract date;
•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;
•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and
•	the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

We will waive all surrender charges upon receipt of a complete or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your Contract, we will pay you the Contract’s complete annuity value and your Contract will terminate.

There is no restriction on the maximum amount you may withdraw under this benefit.

The Terminal Condition Waiver may vary for certain contracts and may not be available for all contracts, in all states or at all times.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. The portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are sometimes referred to as “revenue sharing” arrangements and are described further below. While only certain of the types of payments described below may be made in connection with your particular Contract, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and/or our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your Contract.

We (and/or our affiliates) may receive some or all of the following types of payments:

•	Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the contracts, indirectly receive 12b-1 fees from certain funds available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable annuity products are then credited to us as an administrative expense. These fees range from 0.00% to 0.45% of the average daily assets of those underlying fund portfolios that are attributable to the Contracts and to certain other variable insurance products that we and our affiliates issue.
•

Administrative, Marketing and Support Service Fees (“Service Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the Contract and to certain other variable annuity and insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis. Please note: Some of the underlying funds listed in the following chart may not currently be available under your Contract:

Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets(1)
Access One Trust	0.50%
Transamerica Series Trust(2)	0.25%
ProFunds	0.50%
Fidelity® Variable Insurance Products Fund (3)	0.395%

(1)	Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this contract and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds invested in subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.
(2)	TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us to provide administrative services to the contractholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2014 we received $15,850,005.47 in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.
(3)	Fidelity® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of TPLIC and its affiliates.

•	Other payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from underlying fund portfolio assets. Contract owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and sub-advisers of the underlying portfolios (or their affiliates):
•	may each directly or indirectly pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees;
•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;
•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts; and
•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Contract.

For the calendar year ended December 31, 2014, TCI and its affiliates received revenue sharing payments that totaled approximately $750,000. The firms that paid revenue to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management; AllianceBernstein Investments; American Funds; Barrow, Hanley, Mewhinney & Strauss; BlackRock Investment Management, LLC; Fidelity Investments; CBRE Clarion Real Estate Securities; Kayne Anderson Capital; Janus Capital; Jennison Associates; JP Morgan

Asset Management; Legg Mason Capital Management; Logan Circle Investment Partners; Morningstar Advisers; Natixis Global Asset Management; Pacific Investment Management Company; PineBridge Investments; Ranger Investments; Systematic Financial Management; Thompson, Siegel & Walmsley, LLC; Vanguard; and Wellington Management Company.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the sub-advisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the contract, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the Contracts, see “Sale of the Contracts” in this prospectus.

6.	TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the contract. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity contracts are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity contract until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified contract, the contract will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the account value over the investment in the contract during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of contract-qualified or nonqualified.

If you purchase the contract as an individual retirement annuity or as part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your contract is referred to as a qualified contract. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified contract. There are limits on the amount of contributions you can make to a qualified contract. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a contract’s provisions, the plan’s provisions will control.

If you purchase the contract other than as part of any arrangement described in the preceding paragraph, the contract is referred to as a nonqualified contract.

You will generally not be taxed on increases in the value of your contract, whether qualified or non-qualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the contract. You may also be subject to current taxation if you make a gift of a nonqualified contract without valuable consideration. All amounts received from the contract that are includible in income are taxed at ordinary income rates: no amounts received from the contract are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the contract for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the contract, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or contract.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the contract. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the contract. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If, in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying funds to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Contract

Diversification Requirements. In order for a non-qualified variable contract which is based on a segregated asset account to qualify as an annuity contract under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The contract owners bear the risk that the entire contract could be disqualified as an annuity contract under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable contract is to be treated as the owner of the assets held by the insurance company under the contract will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable contract would not possess sufficient control over the assets underlying the contract to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a contract vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a contract should not be treated as the owner of the underlying assets. We reserve the right to modify the contracts to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the contracts from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified contracts contain specific provisions for distribution of contract proceeds upon the death of any owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such contracts provide that if any owner dies on or after the annuity starting date and before the entire interest in the contract has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the contract must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the contract, then the contract may be continued with the surviving spouse as the new owner. If any owner is not a natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” withdrawal option as a means of disbursing death proceeds from a non-qualified annuity. The only method the Company uses for making distribution payments from a non-qualified “stretch” withdrawal option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified contracts contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the contracts satisfy all such Code requirements. The provisions contained in the contracts will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Nonqualified Annuities

The following discussion assumes the contract qualifies as an annuity contract for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a contract until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the contract value as collateral for a loan, generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified contract without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the contract value over the “investment in the contract”. There are some exceptions to this rule and a prospective purchaser of the contract that is not a natural person should discuss these rules with a competent tax adviser. A contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your contract.

Different Individual Owner and Annuitant

If the owner and annuitant on the contract are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the contract if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your contract to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of annuity commencement date used in your contract and the dates will be the same. However, in certain circumstances, your annuity starting date and annuity commencement date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your contract maintains its status as an annuity contract for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a contract might no longer be treated as an annuity contract if the contract has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified contracts, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•	Fixed payments-by dividing the “investment in the contract” on the annuity starting date by the total expected return under the contract (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.
•	Variable payments-by dividing the “investment in the contract” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the contract” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the contract” is generally equal to the premiums you pay for the contract, reduced by any amounts you have previously received from the contract that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the contract’s entire “investment in the contract” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the contract” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals-Nonqualified Contracts

When you surrender your contract, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the contract.” The “investment in the contract” is generally equal to the premiums you pay for the contract, reduced by any amounts you have previously received from the contract that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the contract value over the “investment in the contract.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges, and collateral assignments as security for a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified contract without valuable consideration. All taxable amounts received under a contract are subject to tax at ordinary rather than capital gain tax rates.

If your contract contains an excess interest adjustment feature (also known as a market value adjustment), then your account value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the contract that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Guaranteed Lifetime Withdrawal Benefits

For contracts with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules,

particularly those rules relating to distributions from your contract, are not entirely clear. It is possible that the withdrawal base (with respect to the guaranteed lifetime withdrawal benefits) and the guaranteed future value (with respect to the guaranteed maximum accumulation benefit) could be taken into account to determine the contract value that is used to calculate the amount of the distribution that would be included in income. The proper treatment of the Income Enhancement Option under a guaranteed lifetime withdrawal benefit is unclear. It is possible that the IRS could determine that the benefit provides some form of long term care insurance. In the event, (1) you could be treated as in receipt of some amount of income attributable to the value of the benefit even though you have not received a payment from your contract, and (2) the amount of income attributable to guaranteed lifetime withdrawal payments could be affected. In view of this uncertainty, you should consult a tax adviser with any questions.

Aggregation

All nonqualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner (contractholder) during any calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple contracts from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your contracts.

Tax-Free Exchanges of Nonqualified Contracts

We may issue the nonqualified contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any additional premium payment made as part of the exchange. Your contract value immediately after the exchange may exceed your investment in the contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the contract (e.g., as a partial withdrawal, surrender, annuity income payment, or death benefit).

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If you exchange part of an existing contract for the contract, and within 180 days of the exchange you receive a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the contract could be includable in your income and subject to a10% penalty tax.

You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the contract, especially if you may make a withdrawal from either contract within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. The Company is required to report distributions made from nonqualified annuity contracts as being potentially subject to this tax. While distributions from qualified contracts are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified contract could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional by the U.S. Supreme Court. The Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the contract consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of

“spouse” under federal law – e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the Contract. There are several unanswered questions regarding the scope and impact of the Supreme Court’s decision and the subsequent guidance provided by the Internal Revenue Service. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the contract because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a full surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as partial surrenders; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Contracts

A transfer of ownership or assignment of a contract, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a contract and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the contract should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the contract.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

Beginning in 2013, the federal estate tax, gift tax and generation skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the contract in detail, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Qualified Contracts

The qualified contract is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other, similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the contracts or our contract administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the contracts comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a contract must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the contract generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the contract as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the contract value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Contracts intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

The IRS has not reviewed this contract for qualification as a traditional IRA SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time homebuyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this contract for qualification as a Roth IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the contract comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase contracts for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. The contract includes a death benefit that in some cases may exceed the greater of the premium payments or the contract value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For contracts issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the contract in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) contract comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the contracts to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the contract is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non- governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled “Withholding” below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to a substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new contracts to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial

Withdrawals – Qualified Contracts

In the case of a withdrawal under a qualified contract (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the contract” to your total account balance or accrued benefit under the retirement plan. Your “investment in the contract” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the contract will be treated as zero.

In addition, a penalty tax may be assessed on amounts surrendered from the contract prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified contracts discussed above. However, the exceptions applicable for qualified contracts differ from those provided to nonqualified contracts. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. The terms of the plan may limit the rights otherwise available to you under the contract.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the contract that satisfy applicable tax rules. We do not attempt to provide more than general information about use of the contract with the various types of retirement plans. Purchasers of contracts for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the contract.

The Code generally requires that interest in a qualified contract be non-forfeitable. If your contract contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified contract.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a contract for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For contracts with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your contract, are not entirely clear. The tax rules for qualified contracts may impact the value of these optional benefits. Additionally, the actions of the qualified plan as contract holder may cause the qualified plan participants to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this contract as a qualified contract.

Withholding

The portion of any distribution under a contract that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified contracts, taxable “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities and government 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) an non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provides general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation for any annuity contract purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the contract is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the contract or the distribution. The rules relating to FATCA are complex and a tax advisor should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the contract.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the contract.

We have the right to modify the contract to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

7.	ACCESS TO YOUR MONEY

Partial and Complete Surrenders

During the accumulation period, you can have access to the money in your Contract by making either a partial or complete surrender.

If you want to surrender your Contract completely, you will receive the cash value, which equals the annuity value of your Contract, minus:

•	any surrender charges;
•	any premium taxes;
•	any loans;
•	any unpaid accrued interest;
•	the annual Contract charge; and
•	the pro rata Additional Earnings Rider charge, if applicable.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative Office in good order, unless you specify a later date in your request. Please note: All withdrawal requests must be submitted in good order to avoid a delay in processing your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your Contract. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the partial surrender. See Section 9. Death Benefit, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial or complete surrender you make. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive (at our mailing office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the Contract’s owner is not an individual, additional information may be required. If you own a qualified Contract, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified Contracts and Texas Optional Retirement Program Contracts. For more information, call us at 1-800-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Signature Guarantees

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrenders over $250,000;
•	Certain surrenders on or within 15 days of an ownership change;
•	Any surrender when the Company has been directed to send proceeds to a different personal address from the address of record for that Contract owner’s account. PLEASE NOTE: This requirement will not apply to disbursement requests made in connection with exchanges of one annuity contract for another with the same owner in a “tax free exchange”;
•	Any surrender when the Company does not have an originating or guaranteed signature on file.
•	Any other transaction where we require.

We may change the specific requirements listed above, or add Signature Guarantees in other circumstances, in our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion Signature Guarantee from more than 7,000 financial institutions across the United States and Canada that participate in the Medallion Signature Guarantee program. This includes many:

•	National and state banks
•	Savings banks and savings and loan association;
•	Securities brokers and dealers; and
•	Credit Unions.

The best source of a Medallion Signature Guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.

A notary public cannot provide a Medallion Signature Guarantee. Notarization will not substitute for a Medallion Signature Guarantee when required.

Delay of Payment and Transfers

Payment of any amount due from the separate account for a partial or complete surrender, a death benefit, loans, or on the death of an owner of a nonqualified Contract, will generally occur within seven days from the date all required information is received by us.

We may be permitted to defer such payment from the separate account if:

•	the NYSE is closed for other than usual weekends or holidays or trading on the NYSE is otherwise restricted; or
•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances.

In addition, if, pursuant to SEC rules, the Transamerica Aegon Money Market VP portfolio suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the TA Aegon Money Market subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial or complete surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a Contract owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your Contract without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new Contract), in equal monthly, quarterly, semi-annual or annual payments of at least $50. Your initial premium payment, if a new Contract, or your annuity value, if an existing Contract, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire Contract would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the Contract and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Contract Loans for Certain Qualified Contracts

You can take Contract loans during the accumulation period after the right to cancel period has expired when the Contract is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one Contract loan per Contract year). If your Contract was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the Contract is the lesser of:

•	50% of the annuity value; or
•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the Contract is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated. Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a Contract loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all Contract loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each Contract anniversary we will compare the amount of the Contract loan to the amount in the loan reserve. If all Contract loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding Contract loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account.

If all Contract loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the Contract will terminate without value.

You can repay any Contract loan in full:

•	while the Contract is in force, and
•	during the accumulation period.

Note Carefully: If you do not repay your Contract loan, we will deduct an amount equal to the unpaid loan balance plus accrued interest from:

•	the amount of any death benefit proceeds;
•	the amount we pay upon a partial or complete surrender; or
•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method.

An extended repayment period cannot go beyond the year you turn 70 1⁄2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•	under federal tax law you will be treated as having a deemed distribution of all Contract loans and unpaid accrued interest, and any applicable charges, including any surrender charge.

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the Contract not to qualify under Section 403(b) of the Code.

You may fax your loan request to us at 866-671-9215.

The loan date is the date we process the loan request. We charge a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of Contract loans to one per Contract year.

Contract loans may not be available in all states.

8.	PERFORMANCE

We periodically advertise performance of the subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the Contract, including the mortality and expense risk charge, the administrative charge, the annual Contract charge and the surrender charge. Charges for the optional riders are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying portfolios since their inception, adjusted to reflect current Contract charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the Contract. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the Contract had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the Contract has been deducted from the performance data of the Similar Sub-Adviser Funds. If Contract fees and charges were deducted, the investment returns would be lower. The Similar Sub-Adviser Funds are not available for investment under the Contract.

9.	DEATH BENEFIT

Payments on Death

We will pay a death benefit to your beneficiary(ies), under certain circumstances, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the Contract in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state. The guarantees of these death benefits are based on our claims paying ability.

If a beneficiary does not choose one of these options, then the default option for nonqualified Contracts is complete distribution of the beneficiary’s interest within 5 years of an owner’s death, and the default option for qualified Contracts is payout over a beneficiary’s life expectancy. Please see Section 9. Death Benefit - Alternate Payment Elections Before the Maturity Date for details.

We will determine the amount of and process the death benefit proceeds, if any are payable on a Contract, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For Contracts with multiple beneficiaries, we will process when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death”. See Section 10. Other Information – Abandoned or Unclaimed Property

Please note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. Due proof requires selecting a payment option. See Section 10. Other Information—Sending Forms and Transaction Requests in Good Order.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time the death benefit proceeds become payable. See Section 9. Death Benefit—Additional Earnings Rider for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the Contract owner until the beneficiary has provided us with due proof of death. Once the Company receives due proof of death, then investment in the separate account may be reallocated in accordance with the beneficiary’s instructions.

The Company may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•	an owner and the annuitant ARE the same person and that person dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and, in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the Contract continues (or if the surviving spouse is sole beneficiary and elects to continue the Contract), then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:

•	the surviving spouse who continued the Contract dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5)(6)(7) otherwise to the estate of the surviving spouse.

IF:

•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•	an owner becomes the annuitant and the Contract continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the Contract will continue.

IF:

•	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•	we pay the cash value to the beneficiary(1)(5)(8)(9), or if the sole beneficiary is the surviving spouse, the Contract continues.(10) In the event of joint owners, the surviving joint owner becomes the sole owner and the Contract will continue. If the Contract continues, we will not adjust the annuity value to equal the death benefit proceeds.(10)

(1)	The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.
(2)	If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to an owner’s estate. If the sole beneficiary was living on an owner’s date of death, but died before the death report day, the death benefit is paid to an owner’s estate, not to the beneficiary’s estate.
(3)

If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, the surviving spouse, if eligible, may elect to continue the Contract in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the Contract will continue in force with the surviving spouse, if eligible, as the new owner and annuitant. In either case, we will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We also will reset the age used in the death benefit provisions under the continuing Contract as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant’s 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.
(4)	If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the Contract will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The Contract will terminate at the end of the distribution period.
(5)	If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.
(6)	If the sole primary beneficiary of the Contract is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the Contract for purposes of applying the spousal continuation provisions of the Contract.
(7)	If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the Contract will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the

Contract for purposes of applying the spousal continuation provision of the Contract.
(8)	If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneficiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.
(9)	If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.
(10)	If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the Contract will continue with the spouse as the new owner.

The death benefit proceeds are reduced by any outstanding Contract loans plus accrued interest and premium taxes due.

Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your Contract or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See Section 2. Annuity Payments (The Income Phase) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the Contract will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Standard Death Benefit

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments, but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

•	the annuity value of your Contract on the death report day; or
•	the total premium payments you make to the Contract as of the death report day, reduced by adjusted partial surrenders.

The standard death benefit proceeds are not payable after the maturity date.

Optional Death Benefit Riders

On the Contract application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the Contract date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the Contract has been issued. If you purchase one of these riders, you cannot drop it after we issue your Contract. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.

Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:

•	the standard death benefit; or
•	the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any adjusted partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:

•	the standard death benefit; or
•	the annual step-up death benefit: This benefit equals the highest annuity value on any Contract anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Contract anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

If you select either of these options, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Death Benefits

When you request a partial surrender, we will reduce the death benefit under the Contract by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Additional Benefits with Spousal Continuation

If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the Contract, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

Additional Death Benefit on Beneficiary’s Death

If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the joint owner or as the sole beneficiary who elects to continue the Contract, then each beneficiary can elect to keep the Contract in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this Contract at the end of the distribution period:

1.	within 5 years of the date of an owner’s death;
2.	over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or
3.	over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the Contract is a qualified Contract.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the annuity value as of the death report day and adding any subsequent premium payments and subtracting the total adjusted partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this Contract remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits above. If a beneficiary chooses 2 above, the Contract remains in effect, but moves into the income phase with that beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the Contract. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. You may elect the rider when we issue the Contract or on any Monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider. In order to buy this rider:

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and
•	you, a joint owner and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Earnings Rider is based on our claims-paying ability.

The date you add the rider to the Contract is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•	the rider is in force at the time of death;
•	death benefit proceeds are payable under the Contract; and
•	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or
•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•	the death benefit proceeds payable under the Contract; minus
•	the rider base, which is:
•	the annuity value of the Contract on the rider date (or the death benefit proceeds on the rider date, if greater); plus
•	the premium payments made after the rider date; less
•	the amount of each partial surrender made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

Example: A person aged 60 purchases a Contract with the Additional Earnings Rider for a $40,000 premium payment (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of an owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000) from the death benefit proceeds to get the rider earnings ($75,000—$40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a)	The rider earnings ($35,000) multiplied by the additional earnings factor (40%) =$14,000;
b)	The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) =$40,000; or
c)	The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) under these circumstances is $89,000 ($75,000+$14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your Contract as part of a 1035 exchange or if you added the rider after you purchased the Contract, rider earnings do not include any gains before the rider is added to your Contract. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the Contract and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse, is eligible to continue and elects to continue the Contract, and the annuity value is adjusted to equal the death benefit proceeds, are, the deceased owner’s spouse will have the following options:

•	terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the Contract. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•	terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or
•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the Contract will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See Alternate Payment Election Options Before the Maturity Date above.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your Contract’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•	we receive your written notice at our Administrative Office to cancel the rider;
•	you annuitize or surrender the Contract; or
•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and then re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the Contract should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the Contract.

The Additional Earnings Rider may vary for certain contracts and may not be available for all contracts, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

10.	OTHER INFORMATION

Ownership

You, as owner of the Contract, exercise all rights under the Contract, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can generally change an owner at any time by notifying us in writing at our Administrative Office in good order. There may be limitations on your ability to change the ownership of a qualified contract. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, an owner will be the annuitant. As of the maturity date, and upon our agreement, an owner may change the annuitant or, if either annuity Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit proceeds when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner’s spouse and there is no joint owner, the beneficiary will receive the cash value. You may change the beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified Contracts, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the Contract until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes to the extent applicable to the transaction: your completed application; the Contract number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Subaccounts affected by the requested transaction; the signatures of all Contract Owners (exactly as registered on the Contract), if necessary; Social Security Number or Tax I.D.; and any other information or supporting documentation that we may require, including any spousal or Joint Owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to affect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirement at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Definition of Special Terms.

We reserve the right to reject electronic transactions that do not meet our requirements.

Assignment

You can also generally assign the Contract any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the State insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the Contract before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified Contract, and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Transamerica Premier Life Insurance Company

On July 1, 2014, Monumental Life Insurance Company changed its name to Transamerica Premier Life Insurance Company. On October 1, 2014, Western Reserve Life Assurance Co. of Ohio merged with Transamerica Premier Life Insurance Company.

TPLIC was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. TPLIC is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. TPLIC is licensed in the District of Columbia, Guam, Puerto Rico and all states except New York.

All obligations arising under the contracts, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the contracts.

Financial Condition of the Company

We pay the benefits under your Contract from our general account assets and/or from your annuity value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your Contract value that is allocated to the Subaccounts of the Separate Account. Your Contract value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to Guaranteed Period Options of the fixed account, which are supported by the assets in our general account. Any guarantees under a Contract that exceed Contract value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Contract Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate

Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance contracts and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected Contract and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and contract value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our contract owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus.

In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our contract owners, are available on our website, (https://www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations—A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com) Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The separate account receives and invests the purchase payments that are allocated to it for investment in shares of the underlying portfolios. The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the contracts of the separate account or TPLIC.

The assets of the separate account are held in TPLIC’s name on behalf of the separate account and belong to TPLIC. However, the assets underlying the Contracts are not chargeable with liabilities arising out of any other business TPLIC may conduct. The income, gains and losses, realized and unrealized, from the assets allocated to each subaccount are credited to and charged against that subaccount without regard to the income, gains and losses from any other of our accounts or subaccounts.

Information about the separate account can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a web site (www.sec.gov) that contains other information regarding the separate account.

Certain Offers

From time to time, the Company has (and may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When the Company makes an offer, we may vary the offer amount, up or down, among the same group of Contract owners based on certain criteria such as account value and any applicable benefit base,

investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of Contract owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining Contract owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your Contract, we will no longer charge you for it, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance contracts, variable annuity contracts and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While the Company currently does not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various contracts and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. The Company and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, the Company would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a non-qualified annuity contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified contracts directly to another life insurance company as “trustee-to-trustee transfer”. Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there will be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person selling you this Contract (that person will generally earn a commission if you buy this Contract through an exchange, transfer or otherwise).

You may ask us to reinstate your Contract after such an exchange, transfer, full or partial withdrawal and in certain limited circumstances we will you to do so by returning the same total dollar amount of funds distributed to the applicable investment options. The dollar amount will be used to purchase new annuity units at the then current price. Because of changes in market value, your new annuity units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, and your Contract is non-qualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

To the extent required by law, TPLIC will vote all shares of the portfolios in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in accordance with those instructions. We will vote shares for which no timely instructions were received in the same proportion as the voting instructions we received. Accordingly, it is possible for a small number of contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Contract values. However, if we determine that we are permitted to vote the shares in our own right, we may do so. Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Distribution of the Contracts

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting and distribution agreement with our affiliate, TCI, for the distribution and sale of the Contracts. We pay commissions to TCI which are passed through to selling firms (see below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our Contracts which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Contracts.

We have discontinued new sales of the Contracts. You may, however, continue to make purchase payments to fund your Contract pursuant to its terms, and exercise all other rights and options under your Contract—such as reallocating your cash value among investment choices, making partial withdrawals, surrendering your Contract, and making changes of ownership of your Contract.

Compensation to Broker-Dealers Who Sold the Contracts. The Contracts have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Contracts. We pay ongoing commissions through TCI to the selling firms for their past sales of the Contracts.

A limited number of affiliated and unaffiliated broker-dealers were paid commissions and overrides to “wholesale” the Contracts, that is, to provide sales support and training to sales representatives at selling firms. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

The selling firms who have selling agreements with TCI and us were paid commissions for the promotion and sale of the Contracts according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.7% of purchase payments (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by rules of the Financial Industry Regulatory Authority (“FINRA”), TPLIC, TCI, TFA and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements which may be referred to as revenue sharing arrangements, are described further below.

The sales representative who sold you the Contract typically receives a portion of the compensation we (and our affiliates) paid to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits.

Special Compensation For Affiliated Wholesaling and Selling Firms. Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions.

TPLIC’s main distribution channel is TFA, an affiliate, that sells TPLIC products. TPLIC covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and TPLIC is compensated by TFA for these expenses based on TFA’s usage. In addition, TPLIC and other affiliates pay for certain distribution expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the Contract that are distributed to current owners of the Contract.

In addition, managers and/or sales representatives of TFA and certain other firms who meet certain productivity standards may be eligible for additional compensation. If you purchased the Contract through one of our affiliated selling firms, then your payment of additional purchase payments on the Contract may help sales representatives of the selling firm, and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our Contracts. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (TPLIC’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.

A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We, TCI, and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts for “preferred product” treatment of our variable annuity Contracts in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the Contracts or other criteria.

Overrides were paid on certain products to our affiliates, TFA and Life Investors Financial Group, in 2014.

No specific charge is assessed directly to Contract owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however through fees and charges deducted under the Contract and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the Contract to you.

Non-Participating Contract

The Contract does not participate or share in the profits or surplus earnings of TPLIC. No dividends are payable on the Contract.

Variations in Contract Provisions

Certain provisions of the Contracts may vary from the descriptions in this prospectus in order to comply with different state laws. See your Contract for variations, since any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

The fixed account is not available in all states. If your Contract was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

For general information concerning Contract WL18 please see Appendix C in addition to your Contract.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance contracts) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Contract and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity have resulted in or may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that have resulted from or will result from these examinations has had or will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

Cyber Security

Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners. Consequently, our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting us, any third party administrator, the underlying fund portfolios, intermediaries and other affiliated or third-party service provides may adversely affect us and your Annuity Value. For instance, cyber-attacks may interfere with our processing of Contract transactions, including the processing of orders from our website or with the underlying fund portfolios; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying fund portfolios invest, which may cause the underlying fund portfolios to lose value. There can be no assurance that we, the underlying fund portfolios or our service providers will avoid losses affecting your Contract that result from cyber-attacks or information security breaches.

For a complete description regarding the Company’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: https://www.transamerica.com/individual/privacy-policy and https://www.transamerica.com /individual/terms-of-use.

Financial Statements

The financial statements of TPLIC and the separate account are included in the SAI.

Other Transamerica Contracts

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, and have fees and charges, that are different from those in the contract offered by this Prospectus. Not every contract we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the contracts, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity contracts that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity contracts.

You should work with your financial professional to decide whether this contract is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Definitions of Special Terms

The Contract — General Provisions

Investment Experience

Historical Performance Data

Published Ratings

Administration

Records and Reports

Distribution of the Contracts

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A – Guaranteed Minimum Income Benefit

    Rider – Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499-0001

1-800-851-9777

(Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time)

APPENDIX A

PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts listed below are available under the contract for new investors, but may not be available for all contracts.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Access One Trust
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: to correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
ProFunds
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index.
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seek investment results, before fees and expenses, that correspond to the performance of the S&P 500® Index.
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index.
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index.
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the basket of currencies included in the U.S. Dollar Index.
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond the performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average.
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400®.
ProFund VP Money Market(1)	ProFund VP Money Market(1)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index.
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index.
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index.
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
ProFunds (Continued)
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of The Bank of New York Mellon Emerging Markets 50 ADR® Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the NASDAQ- 100® Index.
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the inverse of the daily performance of the Russell 2000® Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks the investment results, before fees and expenses, that correspond to the performance of the Russell 2000® Index.
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600® Value Index.
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelelcommunicationsSM Index.
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000® Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000® Index.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and one-quarter (1.25x) the movement of the most recently issued 30-Year U.S. Treasury Bond.
Transamerica Series Trust - Service Class
TA Aegon High Yield Bond	Transamerica Aegon High Yield Bond VP	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon Money Market(1)	Transamerica Aegon Money Market VP(1)	Aegon USA Investment Management, LLC
Investment Objective: Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
TA Aegon Tactical Vanguard ETF – Conservative	Transamerica Aegon Active Asset Allocation – Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Aegon Tactical Vanguard ETF – Growth	Transamerica Aegon Active Asset Allocation – Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Aegon U.S. Government Securities	Transamerica Aegon U.S. Government Securities VP	Aegon USA Investment Management, LLC
Investment Objective: To provide as high a level of total return as is consistent with prudent investment strategies.
TA AB Dynamic Allocation(2)	Transamerica AB Dynamic Allocation VP(2)	AllianceBernstein L.P.
Investment Objective: Capital appreciation and current income.
TA Asset Allocation—Conservative	Transamerica Asset Allocation - Conservative VP	Aegon USA Investment Management, LLC
Investment Objective: Current income and preservation of capital.
TA Asset Allocation—Growth	Transamerica Asset Allocation - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Long-term capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)
TA Asset Allocation—Moderate	Transamerica Asset Allocation - Moderate VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation and current income.
TA Asset Allocation - Moderate Growth	Transamerica Asset Allocation - Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA Barrow Hanley Dividend Focused	Transamerica Barrow Hanley Dividend Focused VP	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Long-term capital growth.
TA BlackRock Tactical Allocation	Transamerica BlackRock Tactical Allocation VP	BlackRock Financial Management, Inc.
Investment Objective: Conservative stability.
TA Clarion Global Real Estate Securities	Transamerica Clarion Global Real Estate Securities VP	CBRE Clarion Securities LLC
Investment Objective: Long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA International Moderate Growth	Transamerica International Moderate Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation with current income as a secondary objective.
TA JPMorgan Core Bond	Transamerica JPMorgan Core Bond VP	J.P. Morgan Investment Management Inc.
Investment Objective: Total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index	Transamerica JPMorgan Enhanced Index VP	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500® Index (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500® Index.
TA JPMorgan Tactical Allocation	Transamerica JPMorgan Tactical Allocation VP	J.P. Morgan Investment Management Inc.
Investment Objective: Current income and preservation of capital.
TA Janus Balanced	Transamerica Janus Balanced VP	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Jennison Growth	Transamerica Jennison Growth VP	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA MFS International Equity	Transamerica MFS International Equity VP	MFS® Investment Management
Investment Objective: Capital growth.
TA Morgan Stanley Capital Growth	Transamerica Morgan Stanley Capital Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Maximize long-term growth.
TA Morgan Stanley Mid-Cap Growth	Transamerica Morgan Stanley Mid-Cap Growth VP	Morgan Stanley Investment Management Inc.
Investment Objective: Capital appreciation.
TA Multi-Managed Balanced	Transamerica Multi-Managed Balanced VP	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: To provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical—Balanced	Transamerica PIMCO Tactical—Balanced VP	Pacific Investment Management Company LLC
Investment Objective: Current income and capital appreciation.
TA PIMCO Tactical—Conservative	Transamerica PIMCO Tactical—Conservative VP	Pacific Investment Management Company LLC
Investment Objective: Capital appreciation and some current income.
TA PIMCO Tactical—Growth	Transamerica PIMCO Tactical—Growth VP	Pacific Investment Management Company LLC
Investment Objective: Long-term capital appreciation.

SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Transamerica Series Trust - Service Class (Continued)
TA PIMCO Total Return	Transamerica PIMCO Total Return VP	Pacific Investment Management Company LLC
Investment Objective: Maximum total return consistent with preservation of capital and prudent investment management.
TA Systematic Small/Mid Cap Value	Transamerica Systematic Small/Mid Cap Value VP	Systematic Financial Management L.P.
Investment Objective: Maximize total return.
TA T. Rowe Price Small Cap	Transamerica T. Rowe Price Small Cap VP	T. Rowe Price Associates, Inc.
Investment Objective: Long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth	Transamerica Torray Concentrated Growth VP	Torray LLC
Investment Objective: Seeks to provide high total return.
TA Vanguard ETF – Balanced	Transamerica Vanguard ETF Portfolio - Balanced VP	Aegon USA Investment Management, LLC
Investment Objective: Balance capital appreciation and income.
TA Vanguard ETF – Growth	Transamerica Vanguard ETF Portfolio - Growth VP	Aegon USA Investment Management, LLC
Investment Objective: Capital appreciation as a primary objective and income as a secondary objective.
TA WMC US Growth	Transamerica WMC US Growth VP	Wellington Management Company, LLP
Investment Objective: Maximize long-term growth.

(1)	There can be no assurance that the Transamerica Aegon Money Market VP – Service Class portfolio or the ProFund Money Market VP portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of contract charges, the yield on the TA Aegon Money Market – Service Class subaccount may become extremely low and possibly negative.

(2)	Effective May 1, 2015 Transamerica AllianceBernstein Dynamic Allocation VP will change its name to Transamerica AB Dynamic Allocation VP.

Additional Information for Contract Owners of Contract Number WL18:
The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:
SUBACCOUNT	PORTFOLIO	ADVISOR/SUBADVISOR
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity Management & Research Company
Investment Objective: Long-term capital appreciation.
Fidelity® VIP Growth Opportunities Portfolio	Fidelity® VIP Growth Opportunities Portfolio	Fidelity Management & Research Company
Investment Objective: Provide capital growth.

Additional Information for all Contract Owners:
The following subaccount will be closed to new investments on December 12, 2005:
Transamerica Series Trust - Initial Class and Service Class
TA JPMorgan Mid Cap Value	Transamerica JPMorgan Mid Cap Value VP	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.
The following subaccount was closed to new investment December 12, 2011.
Fidelity® Variable Insurance Products Fund – Service Class 2
Fidelity® VIP Equity-Income Portfolio	Fidelity® VIP Equity-Income Portfolio	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by TPLIC within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Conservative - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.700547 $15.561 $14.758 $14.655 $13.704 $11.152 $14.424 $13.814 $12.867 $12.456 $11.571 $10.000	$16.749640 $16.700547 $15.561 $14.758 $14.655 $13.704 $11.152 $14.424 $13.814 $12.867 $12.456 $11.571	19,261.720 17,772.525 28,515 40,148 44,504 75,176 83,187 110,385 125,327 137,973 186,368 86,992
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.049774 $16.125 $14.585 $15.721 $13.939 $10.937 $18.456 $17.447 $15.386 $13.975 $12.474 $10.000	$20.205025 $20.049774 $16.125 $14.585 $15.721 $13.939 $10.937 $18.456 $17.447 $15.386 $13.975 $12.474	21,047.475 27,353.080 38,103 37,805 39,026 48,030 64,837 112,462 93,378 93,692 96,107 73,924
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$18.140529 $16.285 $15.173 $15.377 $14.192 $11.432 $15.746 $14.858 $13.581 $12.888 $11.791 $10.000	$18.311752 $18.140529 $16.285 $15.173 $15.377 $14.192 $11.432 $15.746 $14.858 $13.581 $12.888 $11.791	33,339.023 36,432.448 52,301 71,582 80,742 90,502 123,097 219,562 232,716 247,998 249,125 173,822
TA Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.231630 $16.422 $15.125 $15.732 $14.227 $11.310 $17.140 $16.200 $14.505 $13.440 $12.075 $10.000	$19.382467 $19.231630 $16.422 $15.125 $15.732 $14.227 $11.310 $17.140 $16.200 $14.505 $13.440 $12.075	33,314.822 35,493.396 47,438 49,573 69,810 124,002 144,520 216,583 234,588 237,675 239,935 187,850

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$10.576809 $9.560 $8.640 $9.498 $8.758 $6.883 $10.988 $10.296 $10.000	$10.323055 $10.576809 $9.560 $8.640 $9.498 $8.758 $6.883 $10.988 $10.296	156.596 144.405 137 129 124 49 5,037 0 0
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$21.882869 $17.120 $15.613 $15.490 $14.294 $12.778 $19.700 $19.193 $16.730 $14.696 $12.662 $10.000	$24.097241 $21.882869 $17.120 $15.613 $15.490 $14.294 $12.778 $19.700 $19.193 $16.730 $14.696 $12.662	6,535.744 6,845.341 8,634 13,635 22,489 12,039 7,694 11,777 22,153 25,623 12,431 5,368
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$23.025328 $22.568 $18.357 $19.853 $17.502 $13.376 $23.647 $25.823 $18.498 $16.615 $12.749 $10.000	$25.662898 $23.025328 $22.568 $18.357 $19.853 $17.502 $13.376 $23.647 $25.823 $18.498 $16.615 $12.749	2,509.579 3,917.698 4,463 4,758 5,338 7,744 29,777 33,153 50,050 48,775 49,752 7,487
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$13.600169 $13.130 $12.420 $12.204 $12.457 $12.182 $12.988 $13.296 $13.190 $12.804 $11.946 $10.000	$14.219664 $13.600169 $13.130 $12.420 $12.204 $12.457 $12.182 $12.988 $13.296 $13.190 $12.804 $11.946	11,724.930 11,722.892 13,962 21,668 29,169 31,066 30,879 39,282 45,115 140,122 85,657 28,542
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$13.736226 $14.267 $13.845 $13.123 $12.352 $11.479 $11.086 $10.571 $10.370 $10.328 $10.066 $10.000	$14.202718 $13.736226 $14.267 $13.845 $13.123 $12.352 $11.479 $11.086 $10.571 $10.370 $10.328 $10.066	12,711.940 18,366.431 20,244 22,044 13,681 16,460 18,967 22,271 20,447 21,456 23,143 25,105

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.178499 $15.523 $13.593 $13.751 $12.171 $9.567 $15.566 $15.171 $13.415 $13.215 $12.136 $10.000	$22.623999 $20.178499 $15.523 $13.593 $13.751 $12.171 $9.567 $15.566 $15.171 $13.415 $13.215 $12.136	0.000 0.000 950 896 1,380 1,266 10,505 15,892 16,496 22,681 16,084 46,391
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$26.427156 $20.433 $17.276 $17.262 $14.286 $11.515 $17.493 $17.344 $15.075 $14.078 $12.515 $10.000	$29.894612 $26.427156 $20.433 $17.276 $17.262 $14.286 $11.515 $17.493 $17.344 $15.075 $14.078 $12.515	16.473 16.664 459 459 460 460 528 3,846 6,898 9,422 10,842 5,088
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$24.060090 $16.538 $14.593 $15.778 $12.620 $10.056 $16.109 $16.252 $13.967 $13.678 $12.770 $10.000	$25.039398 $24.060090 $16.538 $14.593 $15.778 $12.620 $10.056 $16.109 $16.252 $13.967 $13.678 $12.770	528.818 356.484 2,459 2,468 2,821 4,950 4,928 6,478 6,805 12,890 17,915 12,292
TA Aegon High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$18.409069 $17.599 $15.278 $14.856 $13.463 $9.318 $12.709 $12.700 $11.672 $11.690 $10.853 $10.000	$18.763133 $18.409069 $17.599 $15.278 $14.856 $13.463 $9.318 $12.709 $12.700 $11.672 $11.690 $10.853	1,085.972 777.425 1,305 1,357 2,781 3,524 3,870 8,361 4,137 4,169 5,623 1,548
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$22.233747 $19.191 $16.008 $18.123 $16.701 $12.838 $20.246 $18.906 $15.635 $14.139 $12.584 $10.000	$20.689397 $22.233747 $19.191 $16.008 $18.123 $16.701 $12.838 $20.246 $18.906 $15.635 $14.139 $12.584	1,381.372 1,189.021 831 831 951 471 648 3,332 6,171 4,281 4,196 2,284
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2014 2013 2012 2011 2010	$15.702401 $11.625 $10.240 $10.490 $10.000	$16.959661 $15.702401 $11.625 $10.240 $10.490	3,352.170 2,970.909 4,933 5,495 5,496

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date April 30, 2009	2014 2013 2012 2011 2010 2009	$22.067534 $16.890 $14.697 $15.328 $13.107 $10.000	$23.825342 $22.067534 $16.890 $14.697 $15.328 $13.107	1,421.144 1,916.652 1,181 1,836 766 1,549
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$13.668885 $14.290 $13.535 $12.986 $12.344 $10.840 $11.369 $10.622 $10.393 $10.355 $10.102 $10.000	$14.030468 $13.668885 $14.290 $13.535 $12.986 $12.344 $10.840 $11.369 $10.622 $10.393 $10.355 $10.102	4,619.361 38,691.069 28,319 26,969 18,579 17,692 22,484 27,298 37,319 14,343 8,531 6,946
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$30.747950 $21.750 $19.158 $19.184 $14.546 $10.689 $17.086 $15.895 $15.636 $14.399 $13.293 $10.000	$32.137493 $30.747950 $21.750 $19.158 $19.184 $14.546 $10.689 $17.086 $15.895 $15.636 $14.399 $13.293	2,159.596 2,490.328 1,989 1,993 1,881 1,819 4,020 6,077 8,259 7,313 15,041 8,814
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.815649 $17.106 $15.471 $15.157 $12.437 $10.038 $15.135 $13.570 $12.686 $11.965 $11.450 $10.000	$21.540424 $19.815649 $17.106 $15.471 $15.157 $12.437 $10.038 $15.135 $13.570 $12.686 $11.965 $11.450	5,250.814 3,954.652 5,291 5,718 5,605 2,716 2,788 6,290 4,437 2,443 3,399 4,237
TA AB Dynamic Allocation - Service Class(1) Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$15.550309 $14.788 $14.210 $14.207 $13.231 $10.254 $16.545 $14.219 $13.063 $12.826 $10.971 $10.000	$16.117269 $15.550309 $14.788 $14.210 $14.207 $13.231 $10.254 $16.545 $14.219 $13.063 $12.826 $10.971	32.731 32.865 130 131 506 449 484 1,299 3,473 4,749 4,343 2,235
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.307509 $15.623 $14.072 $14.888 $12.882 $10.159 $19.187 $16.808 $15.765 $13.783 $12.120 $10.000	$22.142081 $20.307509 $15.623 $14.072 $14.888 $12.882 $10.159 $19.187 $16.808 $15.765 $13.783 $12.120	5,795.511 5,741.113 6,642 13,156 13,877 18,127 19,707 26,456 30,916 33,351 29,818 16,926

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Money Market - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$9.737636 $9.898 $10.062 $10.227 $10.395 $10.565 $10.512 $10.201 $9.926 $9.833 $9.922 $10.000	$9.580043 $9.737636 $9.898 $10.062 $10.227 $10.395 $10.565 $10.512 $10.201 $9.926 $9.833 $9.922	17,092.094 20,174.774 17,525 26,514 33,235 8,472 74,090 21,632 96,141 41,051 22,629 326,724
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$27.369304 $20.451 $17.916 $18.747 $14.653 $10.423 $17.974 $14.690 $12.675 $11.377 $10.000	$28.253333 $27.369304 $20.451 $17.916 $18.747 $14.653 $10.423 $17.974 $14.690 $12.675 $11.377	14,663.106 13,751.003 4,839 5,096 1,721 4,681 6,483 9,268 6,543 8,451 3,651
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$12.371324 $12.896 $12.502 $11.845 $11.552 $11.270 $10.665 $10.250 $10.110 $10.078 $9.957 $10.000	$12.708635 $12.371324 $12.896 $12.502 $11.845 $11.552 $11.270 $10.665 $10.250 $10.110 $10.078 $9.957	231.999 281.827 46 51 280 11,989 20,549 2,813 2,826 11,008 3,477 5,479
TA Aegon Tactical Vanguard ETF - Conservative – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$11.120949 $10.558 $10.052 $10.000	$11.334944 $11.120949 $10.558 $10.052	0.000 0.000 0 0
TA Aegon Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$12.364749 $10.788 $9.884 $10.000	$12.556300 $12.364749 $10.788 $9.884	105.709 100.648 466 976
TA Vanguard ETF - Balanced - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$11.900651 $10.856 $10.181 $10.199 $9.366 $8.170 $10.000	$12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170	0.000 0.000 0 0 0 0 0
TA Vanguard ETF – Growth - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.115099 $10.368 $9.448 $9.714 $8.738 $7.210 $10.000	$12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210	0.000 0.000 0 0 0 0 0
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.136652 $0.971 $0.877 $1.000 $0.986 $0.987	$1.205750 $1.136652 $0.971 $0.877 $1.000 $0.986	200.081 206.050 4,326 10,064 74,349 0

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.006637 $0.915 $0.921 $0.969 $1.020 $0.998	$1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020	5,220.548 5,245.691 0 0 0 0
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.987191 $0.859 $0.867 $0.998 $1.021 $0.996	$1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021	0.000 0.000 0 0 0 0
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.952272 $0.895 $0.896 $0.984 $1.022 $0.997	$1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022	2,745.796 2,650.728 2,291 1.901 1,837 0
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2014	$10.030461	$10.339156	56.951
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$24.977013 $18.288 $17.092 $18.664 $14.203 $9.016 $17.113 $14.232 $13.202 $12.506 $11.892 $10.000	$24.507348 $24.977013 $18.288 $17.092 $18.664 $14.203 $9.016 $17.113 $14.232 $13.202 $12.506 $11.892	2,406.862 2,407.778 3,208 7,015 377 378 412 2,297 2,596 8,331 1,403 3,514
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.863088 $7.836 $6.898 $9.605 $8.572 $5.650 $11.680 $10.000	$8.582427 $8.863088 $7.836 $6.898 $9.605 $8.572 $5.650 $11.680	61.995 2,644.193 2,646 2,638 3,304 3,268 3,268 4,653
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.101778 $9.529 $8.929 $10.824 $8.484 $5.311 $11.115 $10.000	$11.105706 $11.101778 $9.529 $8.929 $10.824 $8.484 $5.311 $11.115	0.000 515.308 0 9,432 11,536 5,430 1,006 2,818
ProFund VP Bull Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$13.577070 $10.636 $9.494 $9.650 $8.713 $7.123 $11.617 $11.405 $10.000	$14.888460 $13.577070 $10.636 $9.494 $9.650 $8.713 $7.123 $11.617 $11.405	2,539.862 1,860.603 1,784 111 3,836 17,395 0 0 1,726

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$16.274528 $11.827 $9.847 $9.488 $7.945 $6.174 $9.147 $10.000	$18.005378 $16.274528 $11.827 $9.847 $9.488 $7.945 $6.174 $9.147	0.000 0.000 0 1,715 7.945 1,043 0 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.401006 $8.040 $7.669 $9.708 $8.990 $5.629 $11.465 $10.000	$7.031793 $7.401006 $8.040 $7.669 $9.708 $8.990 $5.629 $11.465	1,193.854 6,246.187 6,720 7,167 3,165 5,652 90 0
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.158446 $7.654 $6.673 $7.444 $7.373 $5.665 $10.285 $10.000	$8.230652 $9.158446 $7.654 $6.673 $7.444 $7.373 $5.665 $10.285	0.000 0.000 0 0 0 0 99 4,209
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.654452 $8.978 $9.198 $9.611 $10.029 $9.867 $10.571 $10.000	$7.441232 $8.654452 $8.978 $9.198 $9.611 $10.029 $9.867 $10.571	0.000 0.000 0 85 86 86 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.009399 $5.395 $4.397 $5.187 $4.753 $4.201 $8.634 $10.000	$7.786316 $7.009399 $5.395 $4.397 $5.187 $4.753 $4.201 $8.634	0.000 0.000 0 0 1,888 1,888 0 0
ProFund VP International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.111780 $6.900 $6.051 $7.180 $6.770 $5.521 $10.095 $10.000	$7.333037 $8.111780 $6.900 $6.051 $7.180 $6.770 $5.521 $10.095	955.658 4,424.042 3,693 967 4,725 12,367 0 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.485641 $5.133 $4.244 $5.296 $5.760 $5.307 $9.119 $10.000	$7.601698 $7.485641 $5.133 $4.244 $5.296 $5.760 $5.307 $9.119	0.000 0.000 0 0 0 0 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.994867 $10.099 $8.886 $9.427 $7.725 $5.909 $9.747 $10.00	$13.761674 $12.994867 $10.099 $8.886 $9.427 $7.725 $5.909 $9.747	1,802.591 2,315.951 1,821 118 7.725 0 0 0

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$9.461649 $9.616 $9.773 $9.932 $10.094 $10.257 $10.340 $10.130 $10.000	$9.309948 $9.461649 $9.616 $9.773 $9.932 $10.094 $10.257 $10.340 $10.130	6,688.320 1,381.695 42,075 48,697 52,890 96,803 41,786 7,744 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$19.544427 $14.796 $12.941 $12.965 $11.145 $7.453 $13.173 $11.385 $10.000	$22.496934 $19.544427 $14.796 $12.941 $12.965 $11.145 $7.453 $13.173 $11.385	204.758 312.951 0 54 959 196 0 0 1,773
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.061525 $9.063 $8.953 $8.901 $7.683 $6.762 $10.902 $10.000	$9.699298 $11.061525 $9.063 $8.953 $8.901 $7.683 $6.762 $10.902	289.257 290.182 176 995 2,775 1,596 738 0
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$14.634050 $11.301 $10.271 $8.990 $9.095 $7.909 $9.988 $10.000	$17.183676 $14.634050 $11.301 $10.271 $8.990 $9.095 $7.909 $9.988	0.000 0.000 0 1,723 0 7 197 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$5.692036 $9.324 $11.092 $13.957 $10.673 $8.017 $11.770 $10.000	$4.263138 $5.692036 $9.324 $11.092 $13.957 $10.673 $8.017 $11.770	139.588 140.220 141 283 805 1,175 600 0
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.964386 $4.039 $4.722 $4.337 $5.405 $10.712 $8.235 $10.000	$3.785788 $3.964386 $4.039 $4.722 $4.337 $5.405 $10.712 $8.235	0.000 0.000 0 0 0 0 0 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.699713 $6.048 $7.700 $7.688 $9.162 $13.358 $9.824 $10.000	$4.752856 $4.699713 $6.048 $7.700 $7.688 $9.162 $13.358 $9.824	0.000 0.000 0 0 0 0 0 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.134214 $4.513 $5.650 $6.415 $8.274 $14.173 $9.724 $10.000	$2.485702 $3.134214 $4.513 $5.650 $6.415 $8.274 $14.173 $9.724	0.000 0.000 0 0 0 133 0 0

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.469304 $3.651 $4.580 $5.121 $7.326 $11.012 $9.022 $8.774 $10.000	$2.204975 $2.469304 $3.651 $4.580 $5.121 $7.326 $11.012 $9.022 $8.774	0.000 0.000 0 0 0 0 1,047 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$14.736222 $10.919 $9.673 $10.422 $8.490 $6.845 $10.772 $11.199 $10.000	$14.856206 $14.736222 $10.919 $9.673 $10.422 $8.490 $6.845 $10.772 $11.199	1,585.862 1,808.789 1,769 88 1,225 2,215 0 2,799 1,767
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.966130 $9.573 $8.378 $8.881 $7.393 $6.242 $9.154 $10.000	$13.497264 $12.966130 $9.573 $8.378 $8.881 $7.393 $6.242 $9.154	0.000 388.334 0 0 0 0 0 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.357971 $8.488 $7.405 $7.389 $6.493 $6.150 $9.533 $10.000	$9.258136 $9.357971 $8.488 $7.405 $7.389 $6.493 $6.150 $9.533	0.000 0.000 154 0 1,134 839 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.084878 $6.036 $4.738 $5.934 $4.063 $2.947 $8.859 $10.000	$11.491488 $11.084878 $6.036 $4.738 $5.934 $4.063 $2.947 $8.859	1,402.240 723.183 251 251 251 558 43,196 0
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.763188 $16.039 $16.148 $11.437 $10.557 $15.927 $10.811 $10.000	$17.125440 $12.763188 $16.039 $16.148 $11.437 $10.557 $15.927 $10.811	929.062 0.000 0 0 0 0 0 4,554
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$10.550326 $9.464 $9.608 $8.311 $7.973 $7.319 $10.736 $10.000	$13.065674 $10.550326 $9.464 $9.608 $8.311 $7.973 $7.319 $10.736	142.596 143.242 121 2,034 237 1,970 89 4,304
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$15.623390 $14.435 $12.858 $12.721 $11.111 $9.661 $10.299 $10.000	$15.729274 $15.623390 $14.435 $12.858 $12.721 $11.111 $9.661 $10.299	2,055.662 2,013.093 2,013 2,005 0 2,018 3,869 0

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$17.422419 $16.170 $15.274 $15.109 $14.072 $11.407 $14.696 $14.019 $13.005 $12.540 $11.602 $10.000	$17.542703 $17.422419 $16.170 $15.274 $15.109 $14.072 $11.407 $14.696 $14.019 $13.005 $12.540 $11.602	34,881.067 47,731.955 65,687 81,782 127,129 154,247 180,123 234,747 264,896 321,462 420,965 302,267
TA Asset Allocation - Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.916525 $16.756 $15.096 $16.208 $14.313 $11.187 $18.803 $17.705 $15.551 $14.069 $12.507 $10.000	$21.161798 $20.916525 $16.756 $15.096 $16.208 $14.313 $11.187 $18.803 $17.705 $15.551 $14.069 $12.507	90,797.841 102,221.589 110,844 134,198 185,650 213,409 211,114 303,059 299,276 292,421 272,594 149,984
TA Asset Allocation - Moderate - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$18.924634 $16.922 $15.704 $15.853 $14.574 $11.693 $16.042 $15.077 $13.727 $12.974 $11.822 $10.000	$19.178762 $18.924634 $16.922 $15.704 $15.853 $14.574 $11.693 $16.042 $15.077 $13.727 $12.974 $11.822	102,151.284 119,907.622 153,426 171,416 230,029 319,053 419,164 540,756 601,731 648,476 676,846 524,209
TA Asset Allocation - Moderate Growth VP - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.062981 $17.064 $15.655 $16.219 $14.610 $11.568 $17.462 $16.439 $14.660 $13.531 $12.108 $10.000	$20.300271 $20.062981 $17.064 $15.655 $16.219 $14.610 $11.568 $17.462 $16.439 $14.660 $13.531 $12.108	176,805.587 187,363.671 220,277 252,440 325,148 393,321 449,321 611,153 652,820 644,216 634,389 454,072
TA International Moderate Growth - Service Class Subaccount Inception Date May 1, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$10.902412 $9.815 $8.836 $9.675 $8.886 $6.957 $11.061 $10.323 $10.000	$10.682925 $10.902412 $9.815 $8.836 $9.675 $8.886 $6.957 $11.061 $10.323	748.835 268.001 515 586 594 4,299 4,968 12,728 3,772

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$22.828804 $17.790 $16.160 $15.969 $14.679 $13.070 $20.071 $19.476 $16.910 $14.794 $12.696 $10.000	$25.238243 $22.828804 $17.790 $16.160 $15.969 $14.679 $13.070 $20.071 $19.476 $16.910 $14.794 $12.696	24,608.355 23,287.965 25,997 32,852 42,118 26,963 22,771 42,418 47,834 50,899 19,311 17,936
TA Clarion Global Real Estate Securities - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$24.020804 $23.451 $19.000 $20.467 $17.973 $13.682 $24.092 $26.205 $18.697 $16.726 $12.783 $10.000	$26.878185 $24.020804 $23.451 $19.000 $20.467 $17.973 $13.682 $24.092 $26.205 $18.697 $16.726 $12.783	3,971.722 6,155.521 5,872 7,812 12,798 17,325 20,459 23,256 71,362 70,520 66,127 43,417
TA JPMorgan Tactical Allocation - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.188206 $13.644 $12.855 $12.582 $12.792 $12.461 $13.232 $13.493 $13.332 $12.890 $11.978 $10.000	$14.893120 $14.188206 $13.644 $12.855 $12.582 $12.792 $12.461 $13.232 $13.493 $13.332 $12.890 $11.978	16,252.051 25,436.277 32,123 38,376 46,199 50,967 68,758 150,285 175,055 196,810 202,696 158,359
TA JPMorgan Core Bond - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.329943 $14.825 $14.330 $13.529 $12.684 $11.741 $11.295 $10.727 $10.481 $10.398 $10.093 $10.000	$14.875144 $14.329943 $14.825 $14.330 $13.529 $12.684 $11.741 $11.295 $10.727 $10.481 $10.398 $10.093	12,557.672 20,211.781 27,729 39,168 51,067 56,962 54,437 58,376 69,478 80,032 107,176 110,947
TA JPMorgan Enhanced Index - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$21.050037 $16.130 $14.068 $14.177 $12.497 $9.785 $15.858 $15.395 $13.559 $13.304 $12.168 $10.000	$23.694427 $21.050037 $16.130 $14.068 $14.177 $12.497 $9.785 $15.858 $15.395 $13.559 $13.304 $12.168	3,533.826 3,480.636 3,266 4,372 2,934 6,261 3,103 6,318 11,174 10,060 21,163 14,125

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$27.569522 $21.233 $17.881 $17.796 $14.671 $11.778 $17.822 $17.600 $15.237 $14.172 $12.549 $10.000	$31.310104 $27.569522 $21.233 $17.881 $17.796 $14.671 $11.778 $17.822 $17.600 $15.237 $14.172 $12.549	4,697.210 5,008.767 5,273 5,368 5,445 6,082 6,987 13,098 14,635 20,988 14,243 13,514
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$25.100234 $17.185 $15.104 $16.267 $12.960 $10.286 $16.412 $16.493 $14.117 $13.770 $12.804 $10.000	$26.225110` $25.100234 $17.185 $15.104 $16.267 $12.960 $10.286 $16.412 $16.493 $14.117 $13.770 $12.804	1,742.858 2,195.825 2,187 3,820 4,127 4,167 6,889 31,020 40,836 32,282 62,633 41,529
TA Aegon High Yield Bond - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.205131 $18.288 $15.814 $15.316 $13.825 $9.532 $12.948 $12.888 $11.797 $11.768 $10.882 $10.000	$19.651847 $19.205131 $18.288 $15.814 $15.316 $13.825 $9.532 $12.948 $12.888 $11.797 $11.768 $10.882	7,988.834 7,993.103 8,978 10,752 13,216 15,388 2,865 33,271 38,759 44,382 4,006 2,265
TA MFS International Equity - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$23.195370 $19.942 $16.568 $18.684 $17.150 $13.132 $20.628 $19.185 $15.804 $14.234 $12.618 $10.000	$21.669572 $23.195370 $19.942 $16.568 $18.684 $17.150 $13.132 $20.628 $19.185 $15.804 $14.234 $12.618	7,443.617 7,502.846 6,907 10,574 12,168 13,857 16,652 32,824 29,503 24,030 21,801 15,686
TA Jennison Growth - Service Class Subaccount Inception Date April 29, 2010	2014 2013 2012 2011 2010	$15.931659 $11.749 $10.308 $10.518 $10.000	$17.275280 $15.931659 $11.749 $10.308 $10.518	1,624.898 1,601.295 4,627 7,020 13,104
TA Torray Concentrated Growth – Service Class Subaccount Inception Date April 30, 2009	2014 2013 2012 2011 2010 2009	$22.477511 $17.136 $14.853 $15.429 $13.141 $10.000	$24.363882 $22.477511 $17.136 $14.853 $15.429 $13.141	1,531.660 2,974.979 3,893 4,263 4,466 4,735

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$14.259691 $14.849 $14.009 $13.388 $12.676 $11.088 $11.583 $10.779 $10.505 $10.425 $10.129 $10.000	$14.694741 $14.259691 $14.849 $14.009 $13.388 $12.676 $11.088 $11.583 $10.779 $10.505 $10.425 $10.129	19,175.653 20,515.685 28,848 40,246 65,364 64,311 65,814 62,113 65,107 89,560 101,399 53,588
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$32.077056 $22.601 $19.829 $19.777 $14.937 $10.933 $17.407 $16.130 $15.804 $14.495 $13.330 $10.000	$33.659194 $32.077056 $22.601 $19.829 $19.777 $14.937 $10.933 $17.407 $16.130 $15.804 $14.495 $13.330	3,137.874 6,592.513 6,157 8,110 8,252 12,648 13,169 27,589 30,678 47,374 43,340 42,810
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$20.672020 $17.775 $16.013 $15.626 $12.771 $10.268 $15.419 $13.771 $12.823 $12.045 $11.571 $10.000	$22.560120 $20.672020 $17.775 $16.013 $15.626 $12.771 $10.268 $15.419 $13.771 $12.823 $12.045 $11.571	24,063.076 25,537.838 20,844 22,503 23,815 10,340 11,628 17,141 15,120 18,582 20,474 31,846
TA AB Dynamic Allocation - Service Class(1) Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$16.222539 $15.367 $14.708 $14.647 $13.587 $10.488 $16.856 $14.429 $13.204 $12.912 $11.001 $10.000	$16.880460 $16.222539 $15.367 $14.708 $14.647 $13.587 $10.488 $16.856 $14.429 $13.204 $12.912 $11.001	5,372.243 7,993.121 9,500 9,735 10,533 11,740 10,563 40,836 49,546 60,422 45,698 26,363
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$21.185372 $16.234 $14.564 $15.349 $13.229 $10.391 $19.548 $17.057 $15.935 $13.876 $12.153 $10.000	$23.190541 $21.185372 $16.234 $14.564 $15.349 $13.229 $10.391 $19.548 $17.057 $15.935 $13.876 $12.153	33,965.934 46,388.327 56,959 68,119 60,607 71,804 85,639 109,821 133,549 89,809 93,285 54,052

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Money Market - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$10.158210 $10.285 $10.413 $10.543 $10.674 $10.806 $10.710 $10.351 $10.032 $9.898 $9.949 $10.000	$10.033313 $10.158210 $10.285 $10.413 $10.543 $10.674 $10.806 $10.710 $10.351 $10.032 $9.898 $9.949	18.305.289 18,953.112 32,652 38,884 45,354 103,132 200,127 61,111 46,063 58,465 69,113 110,345
TA Systematic Small/Mid Cap Value - Service Class Subaccount Inception date May 3, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$28.437628 $21.166 $18.469 $19.249 $14.986 $10.618 $18.239 $14.847 $12.760 $11.407 $10.000	$29.472228 $28.437628 $21.166 $18.469 $19.249 $14.986 $10.618 $18.239 $14.847 $12.760 $11.407	23,008.063 28,042.436 14,183 25,912 29,024 30,909 21,750 32,178 13,892 10,312 4,512
TA Aegon U.S. Government Securities - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$12.906104 $13.401 $12.940 $12.211 $11.863 $11.527 $10.866 $10.401 $10.219 $10.146 $9.984 $10.000	$13.310385 $12.906104 $13.401 $12.940 $12.211 $11.863 $11.527 $10.866 $10.401 $10.219 $10.146 $9.984	8,603.600 13,001.686 15,139 21,054 23,932 36,254 47,219 14,081 17,932 24,898 8,509 16,531
TA Aegon Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$11.211769 $10.602 $10.054 $10.000	$11.472675 $11.211769 $10.602 $10.054	0.000 0.000 0 0
TA Aegon Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$12.465721 $10.833 $9.886 $10.000	$12.708875 $12.465721 $10.833 $9.886	267.920 227.828 184 2,040
TA Vanguard ETF – Balanced - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.169791 $11.058 $10.329 $10.307 $9.428 $8.192 $10.000	$12.566340 $12.169791 $11.058 $10.329 $10.307 $9.428 $8.192	0.000 0.000 0 0 0 0 0
TA Vanguard ETF - Growth - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.389096 $10.561 $9.586 $9.817 $8.795 $7.230 $10.000	$12.722058 $12.389096 $10.561 $9.586 $9.817 $8.795 $7.230	4,976.160 4,976.160 0 322 324 593 599
TA Janus Balanced – Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.155268 $0.983 $0.885 $1.004 $0.986 $0.987	$1.230340 $1.155268 $0.983 $0.885 $1.004 $0.986	517.636 522.752 0 2,883 4,146 0

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced – Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.023106 $0.926 $0.929 $0.973 $1.021 $0.998	$1.089615 $1.023106 $0.926 $0.929 $0.973 $1.021	7,736.255 7,285.562 6,802 5,032 1,552 0
TA PIMCO Tactical - Growth – Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.003354 $0.870 $0.875 $1.002 $1.022 $0.996	$1.054324 $1.003354 $0.870 $0.875 $1.002 $1.022	0.000 0.000 0 0 10,813 0
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.967874 $0.906 $0.904 $0.989 $1.023 $0.997	$1.039307 $0.967874 $0.906 $0.904 $0.989 $1.023	2,354.742 7,011.542 7,030 15,813 8,272 0
TA BlackRock Tactical Allocation – Service Class Subaccount Inception Date April 29, 2014	2014	$10.030569	$10.366798	4,531.336
TA Morgan Stanley Mid-Cap Growth - Service Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$26.056784 $19.004 $17.690 $19.242 $14.585 $9.223 $17.435 $14.442 $13.434 $12.590 $11.924 $10.000	$25.667912 $26.056784 $19.004 $17.690 $19.242 $14.585 $9.223 $17.435 $14.442 $13.434 $12.590 $11.924	12,328.204 17,747.236 20,321 25,872 10,346 12,267 13,831 23,390 26,338 23,796 25,752 14,577
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.087185 $8.003 $7.017 $9.732 $8.651 $5.680 $11.695 $10.000	$8.834223 $9.087185 $8.003 $7.017 $9.732 $8.651 $5.680 $11.695	100.721 277.639 293 1,001 2,277 2,924 2,269 5,648
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.382553 $9.731 $9.083 $10.967 $8.562 $5.339 $11.129 $10.000	$11.431615 $11.382553 $9.731 $9.083 $10.967 $8.562 $5.339 $11.129	3,582.278 4,267.146 5,155 6,280 8,864 13,220 5,569 13,004
ProFund VP Bull Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$13.988223 $10.915 $9.704 $9.825 $8.837 $7.195 $11.689 $11.430 $10.000	$15.399942 $13.988223 $10.915 $9.704 $9.825 $8.837 $7.195 $11.689 $11.430	0.000 0.000 661 459 12,828 14,594 0 2,449 11,271

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$16.685803 $12.079 $10.017 $9.613 $8.018 $6.207 $9.159 $10.000	$18.533363 $16.685803 $12.079 $10.017 $9.613 $8.018 $6.207 $9.159	1,610.783 1,845.508 1,978 1,790 111 111 124 0
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.588195 $8.210 $7.801 $9.837 $9.073 $5.658 $11.480 $10.000	$7.238168 $7.588195 $8.210 $7.801 $9.837 $9.073 $5.658 $11.480	1,519.163 8,043.726 12,045 17,491 26,628 26,037 1,530 506
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.389993 $7.816 $6.788 $7.543 $7.441 $5.695 $10.298 $10.000	$8.472119 $9.389993 $7.816 $6.788 $7.543 $7.441 $5.695 $10.298	0.000 0.000 0 0 0 0 0 11,005
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.873207 $9.168 $9.356 $9.738 $10.121 $9.919 $10.585 $10.000	$7.659483 $8.873207 $9.168 $9.356 $9.738 $10.121 $9.919 $10.585	0.000 0.000 0 0 0 0 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.186805 $5.509 $4.472 $5.255 $4.797 $4.223 $8.645 $10.000	$8.014927 $7.186805 $5.509 $4.472 $5.255 $4.797 $4.223 $8.645	2,264.334 2,250.100 2,083 1,542 2,803 3,947 9,748 0
ProFund VP International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.316913 $7.047 $6.155 $7.275 $6.833 $5.550 $10.108 $10.000	$7.548215 $8.316913 $7.047 $6.155 $7.275 $6.833 $5.550 $10.108	1,241.586 1,241.931 2,331 1,519 13,696 10,609 622 0
ProFund VP Japan Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.674920 $5.242 $4.317 $5.366 $5.813 $5.334 $9.131 $10.000	$7.824724 $7.674920 $5.242 $4.317 $5.366 $5.813 $5.334 $9.131	336.574 568.365 54 212 56 0 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$13.323344 $10.314 $9.039 $9.551 $7.796 $5.940 $9.759 $10.00	$14.165304 $13.323344 $10.314 $9.039 $9.551 $7.796 $5.940 $9.759	1,636.434 1,878.201 1,199 1,041 224 2,202 203 0

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$9.747704 $9.868 $9.990 $10.112 $10.237 $10.361 $10.404 $10.152 $10.000	$9.629330 $9.747704 $9.868 $9.990 $10.112 $10.237 $10.361 $10.404 $10.152	3,538.648 4,410.155 16,467 22,220 14,337 53,286 41,923 22,862 0
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$20.136156 $15.184 $13.227 $13.200 $11.303 $7.529 $13.254 $11.410 $10.000	$23.269606 $20.136156 $15.184 $13.227 $13.200 $11.303 $7.529 $13.254 $11.410	428.594 118.058 168 326 729 151 51 2,500 0
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.341160 $9.255 $9.108 $9.019 $7.754 $6.797 $10.916 $10.000	$9.983858 $11.341160 $9.255 $9.108 $9.019 $7.754 $6.797 $10.916	13,219.224 8,281.657 8,600 4,363 3,101 6,576 7,587 5,348
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$15.003801 $11.541 $10.448 $9.109 $9.179 $7.950 $10.001 $10.000	$17.687451 $15.003801 $11.541 $10.448 $9.109 $9.179 $7.950 $10.001	753.065 2,899.129 2,755 2,755 2,755 2,755 2,755 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$5.836043 $9.522 $11.283 $14.141 $10.771 $8.059 $11.785 $10.000	$4.388318 $5.836043 $9.522 $11.283 $14.141 $10.771 $8.059 $11.785	5,894.305 6,835.924 8,188 8,317 8,964 8,937 9,877 9,051
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.064605 $4.125 $4.803 $4.395 $5.454 $10.769 $8.246 $10.000	$3.896822 $4.064605 $4.125 $4.803 $4.395 $5.454 $10.769 $8.246	0.000 0.000 0 0 0 304 536 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.818524 $6.176 $7.833 $7.790 $9.246 $13.428 $9.836 $10.000	$4.892275 $4.818524 $6.176 $7.833 $7.790 $9.246 $13.428 $9.836	0.000 0.000 0 0 314 643 330 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.213479 $4.609 $5.747 $6.500 $8.350 $14.247 $9.736 $10.000	$2.558646 $3.213479 $4.609 $5.747 $6.500 $8.350 $14.247 $9.736	0.000 0.000 0 0 10 6 273 0

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.544132 $3.747 $4.682 $5.214 $7.430 $11.124 $9.077 $8.793 $10.000	$2.280773 $2.544132 $3.747 $4.682 $5.214 $7.430 $11.124 $9.077 $8.793	0.000 0.000 0 0 965 0 385 0 0
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$15.182532 $11.206 $9.888 $10.612 $8.610 $6.915 $10.839 $11.224 $10.000	$15.366659 $15.182532 $11.206 $9.888 $10.612 $8.610 $6.915 $10.839 $11.224	974.891 1,235.515 1,236 1,623 0 0 0 167 0
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$13.293920 $9.777 $8.522 $8.998 $7.461 $6.274 $9.166 $10.000	$13.893181 $13.293920 $9.777 $8.522 $8.998 $7.461 $6.274 $9.166	0.000 510.842 249 514 0 622 194 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.594502 $8.668 $7.533 $7.487 $6.553 $6.182 $9.545 $10.000	$9.529676 $9.594502 $8.668 $7.533 $7.487 $6.553 $6.182 $9.545	1,479.787 1,731.165 1,731 1,624 0 0 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.365382 $6.165 $4.820 $6.012 $4.101 $2.962 $8.870 $10.000	$11.828882 $11.365382 $6.165 $4.820 $6.012 $4.101 $2.962 $8.870	1,178.487 920.449 0 6,000 892 915 0 189
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$13.085493 $16.379 $16.425 $11.587 $10.655 $16.010 $10.824 $10.000	$17.627230 $13.085493 $16.379 $16.425 $11.587 $10.655 $16.010 $10.824	607.583 282.528 354 80 835 559 4,336 0
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$10.816884 $9.665 $9.773 $8.420 $8.047 $7.358 $10.750 $10.000	$13.448689 $10.816884 $9.665 $9.773 $8.420 $8.047 $7.358 $10.750	2,274.329 1,900.410 2,112 3,446 4,380 6,349 12,249 11,982

1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$16.018027 $14.741 $13.079 $12.889 $11.213 $9.711 $10.312 $10.000	$16.190338 $16.018027 $14.741 $13.079 $12.889 $11.213 $9.711 $10.312	1,250.055 1,300.029 1,096 2,468 2,827 5,636 9,535 0

(1)	Effective May 1, 2015 TA AllianceBernstein Dynamic Allocation VP will change its name to TA AB Dynamic Allocation VP.

APPENDIX C

If you are an existing contract owner of Contract Form Number WL18, the information provided in Appendix C hereby amends and/or replaces the corresponding information contained in the prospectus.

The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:

1.	The Annuity Contract

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.

For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the Contract. See Section 9. Death Benefit, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

If you have already added the Guaranteed Minimum Income Benefit Rider to your Contract, please read your Rider carefully. This rider is no longer available for sale. See Appendix D.

5.	Expenses

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “Annuity Contract Fee Table” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

9.	Death Benefit

Under Option A, the death benefit proceeds will be the greatest of:

•	the annuity value as of the death report day, or
•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this Contract to pay for partial surrenders; or
•	the highest annuity value as of any Monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

Under Option B, the death benefit proceeds will be the greatest of:

•	the death benefit proceeds as determined under Option A above; or
•	total premiums paid for this Contract, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.
•	the highest annuity value as of any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the Monthiversary on which the highest annuity value occurs.

10.	Other Information

•	Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the Contract date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:

•	Compounding Death Benefit: total premium payments paid for this Contract, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or
•	Monthly Step-Up Death Benefit: the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.
•	Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the Contract, if you, a joint owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the Contract if the surviving spouse elects to continue the Contract. If the Additional Earnings Rider is attached to a Contract with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY CONTRACT FEE TABLE section of the prospectus:

Periodic Charges other than Portfolio Expenses

Annual Contract Charge	$30 per Contract year
Special Service Fee	$0 - $25
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Under Standard Death Benefit: Mortality and Expense Risk Charge(1) Administrative Charge(1) Total Separate Account Annual Expenses	1.00% 0.40% 1.40%
With Compounding/Monthly Step-Up Death Benefit Added: Mortality and Expense Risk Charge(1) Administrative Charge(1) Total Separate Account Annual Expenses	1.25% 0.40% 1.65%
Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2) (No longer Available)
Current	0.35%
Maximum	0.50%

(1)	These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% annually in place of the mortality and expense risk and administrative charges.

(2)	This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See Appendix D.

Range of Expenses for the Portfolios

Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.42%	2.37%

Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If the contract is surrendered at the end of the applicable time period.	$1,120	$1,869	$2,533	$4,356
If the contract is annuitized* at the end of the applicable time period or if you do not surrender your contract.	$420	$1,269	$2,133	$4,356

*You cannot annuitize your Contract before your Contract’s fifth anniversary.

For information concerning compensation paid for the sale of the Contracts, see “Sales of the Contracts.”

(1)	The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual Contract charge of $30 is reflected as an annual charge of 0.07% that is determined by dividing the total annual Contract charges collected during 2014 by total average net assets attributable to the Contract during 2014. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:

1.	THE ANNUITY CONTRACT

The Contract also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by TPLIC to equal at least 3% per year.

2.	ANNUITY PAYMENTS (THE INCOME PHASE)

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or
•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or
•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

IF:

•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and
•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

3.	PURCHASE

Allocation of Premium Payments

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

4.	INVESTMENT CHOICES

The Fixed Account

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

5.	EXPENSES

Mortality and Expense Risk Charge

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.

9.	DEATH BENEFIT

Standard Death Benefit (Option A)

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the Contract continues in the accumulation period for a specified number of years; or as annuity payments but in all events will be paid in accordance with any applicable federal and state laws, rules and regulations.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:

•	the annuity value of your Contract on the death report day;
•	the total premium payments you make to the Contract as of the death report day, reduced by partial surrenders; or
•	the monthly step-up: On each Monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any Monthiversary before the annuitant’s 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the Monthiversary on which the highest annuity value occurs.

The standard death benefit proceeds are not payable after the maturity date.

Compounding/Monthly Step-Up Death Benefit (Option B)

On the Contract application, you may add the compounding/monthly step-up death benefit to the Contract for an additional charge. This option is not available to annuitants age 81 or older on the Contract date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the Contract has been issued.

If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:

•	the standard death benefit;
•	the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or
•	The monthly step-up death benefit: This benefit equals the highest annuity value on any Monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the Monthiversary on which the highest annuity value occurs.

If you select this option, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Certain Death Benefits

When you request a partial surrender, we will reduce certain death benefits under the Contract by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.

A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to
•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Alternate Payment Elections Before the Maturity Date

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the Monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your Contract. In order to buy this rider:

•	you must purchase it when we issue the Contract;
•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan). and
•	you, a joint owner and the annuitant must be age 75 or younger.

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity contracts issued by TPLIC within each subaccount class.

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation Conservative - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.075391 $14.941 $14.134 $13.996 $13.060 $10.601 $13.673 $13.065 $12.136 $11.729 $10.869 $8.990 $10.000	$16.160556 $16.075391 $14.941 $14.134 $13.996 $13.060 $10.601 $13.673 $13.065 $12.136 $11.729 $10.869 $8.990	1,048,372.914 1,162,359.598 1,538,409 1,724,585 1,990,376 2,337,177 2,519,671 2,428,377 2,380,570 2,848,654 2,772,295 2,699,994 1,431,241
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.135351 $13.735 $12.401 $13.327 $11.785 $9.228 $15.540 $14.661 $12.891 $11.675 $10.396 $8.080 $10.000	$17.317313 $17.135351 $13.735 $12.401 $13.327 $11.785 $9.228 $15.540 $14.661 $12.891 $11.675 $10.396 $8.080	1,124,746.296 1,217,044.968 1,360,581 1,650,915 1,853,568 2,464,126 2,849,910 3,394,187 3,666,623 3,838,605 3,668,756 3,271,606 1,141,782
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.880666 $15.118 $14.044 $14.192 $13.070 $10.510 $14.432 $13.590 $12.393 $11.725 $10.702 $8.713 $10.000	$17.066060 $16.880666 $15.118 $14.044 $14.192 $13.070 $10.510 $14.432 $13.590 $12.393 $11.725 $10.702 $8.713	2,250,800.813 2,439,754.658 2,715,303 3,130,208 3,675,064 4,403,842 5,065,555 6,503,778 6,938,717 7,311,040 6,908,204 6,596,348 2,960,437
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.223145 $14.665 $13.474 $13.977 $12.603 $9.996 $15.114 $14.251 $12.727 $11.771 $10.540 $8.426 $10.000	$17.379349 $17.223145 $14.665 $13.474 $13.977 $12.603 $9.996 $15.114 $14.251 $12.727 $11.771 $10.540 $8.426	2,004,021.973 2,477,015.676 2,629,140 2,893,677 3,203,691 3,658,506 4,231,945 5,611,391 6,408,004 6,028,387 6,056,485 5,385,378 2,402,764

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$10.778093 $9.720 $8.759 $9.612 $8.842 $6.930 $11.029 $10.315 $10.000	$10.552880 $10.778093 $9.720 $8.759 $9.612 $8.842 $6.930 $11.029 $10.315	73,176.512 93,019.680 105,770 127,621 125,506 174,908 203,768 219,265 96,536
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$21.808597 $17.021 $15.487 $15.323 $14.103 $12.576 $19.338 $18.788 $16.335 $14.323 $12.305 $9.639 $11.423	$24.065576 $21.808597 $17.021 $15.487 $15.323 $14.103 $12.576 $19.338 $18.788 $16.335 $14.323 $12.305 $9.639	484,644.717 540,874.757 574,657 672,391 785,180 628,283 529,547 674,120 942,492 1,031,377 705,146 709,871 572,432
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$36.553808 $35.764 $29.027 $31.300 $27.507 $20.957 $36.974 $40.289 $28.787 $25.790 $19.735 $14.781 $14.505	$40.838267 $36.553808 $35.764 $29.027 $31.300 $27.507 $20.957 $36.974 $40.289 $28.787 $25.790 $19.735 $14.781	164,113.689 179,606.110 179,455 203,154 226,189 238,001 276,442 360,754 604,750 517,164 565,689 500,380 297,623
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$21.045413 $20.276 $19.135 $18.769 $19.100 $18.634 $19.841 $20.266 $20.049 $19.419 $18.078 $14.489 $14.590	$22.055169 $21.045413 $20.276 $19.135 $18.769 $19.100 $18.634 $19.841 $20.266 $20.049 $19.419 $18.078 $14.489	276,267.223 298,778.576 336,544 418,876 489,889 629,914 692,681 743,930 1,006,237 1,411,963 1,579,063 1,554,362 1,180,268
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.995768 $18.636 $18.046 $17.059 $16.021 $14.861 $14.308 $13.601 $13.305 $13.222 $12.860 $12.537 $11.590	$18.646599 $17.995768 $18.636 $18.046 $17.059 $16.021 $14.861 $14.308 $13.601 $13.305 $13.222 $12.860 $12.537	377,242.477 374,331.640 562,455 600,344 561,723 482,427 426,816 487,746 602,563 683,514 880,520 1,088,475 994,183

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.474676 $13.404 $11.712 $11.817 $10.429 $8.181 $13.274 $12.909 $11.380 $11.182 $10.240 $8.074 $10.000	$19.629609 $17.474676 $13.404 $11.712 $11.817 $10.429 $8.181 $13.274 $12.909 $11.380 $11.182 $10.240 $8.074	121,107.626 94,807.809 99,899 86,377 81,192 96,076 103,358 155,603 181,162 256,040 272,707 209,779 82,481
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$26.532191 $20.460 $17.257 $17.195 $14.212 $11.428 $17.309 $17.111 $14.836 $13.817 $12.260 $9.484 $11.047	$30.091293 $26.532191 $20.460 $17.257 $17.195 $14.212 $11.428 $17.309 $17.111 $14.836 $13.817 $12.260 $9.484	88,074.738 101,028.383 132,183 152,317 175,377 207,777 246,515 349,162 427,796 593,118 674,449 638,680 375,487
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$23.285583 $15.966 $14.047 $15.158 $12.091 $9.609 $15.350 $15.445 $13.243 $12.935 $12.050 $9.064 $12.240	$24.282888 $23.285583 $15.966 $14.047 $15.158 $12.091 $9.609 $15.350 $15.445 $13.243 $12.935 $12.050 $9.064	203,880.440 169,179.809 179,448 235,771 267,069 286,146 331,681 411,088 530,299 630,204 843,274 981,325 681,049
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$18.867402 $17.992 $15.584 $15.119 $13.668 $9.436 $12.824 $12.800 $11.728 $11.710 $10.846 $10.000	$19.299354 $18.867402 $17.992 $15.584 $15.119 $13.668 $9.436 $12.824 $12.800 $11.728 $11.710 $10.846	108,054.441 148,526.241 320,815 323,812 489,968 398,013 82,539 107,444 185,148 147,900 86,860 37,072
TA MFS International Equity - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$12.198316 $10.500 $8.738 $9.875 $9.084 $6.960 $10.934 $10.183 $8.411 $7.579 $6.703 $5.439 $7.015	$11.379357 $12.198316 $10.500 $8.738 $9.875 $9.084 $6.960 $10.934 $10.183 $8.411 $7.579 $6.703 $5.439	531,695.237 556,068.238 560,653 567,932 741,405 941,960 1,253,718 1,438,903 1,900,372 1,375,674 1,222,358 1,205,665 247,627

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2014 2013 2012 2011 2010	$15.849752 $11.700 $10.274 $10.509 $10.000	$17.145051 $15.849752 $11.700 $10.274 $10.509	223,230.231 160,131.682 160,158 191,554 180,413
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date April 30, 2009	2014 2013 2012 2011 2010 2009	$22.323487 $17.049 $14.797 $15.389 $13.126 $10.000	$24.156226 $22.323487 $17.049 $14.797 $15.389 $13.126	172,663.245 307,459.971 249,661 239,674 231,401 182,236
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.036754 $15.684 $14.825 $14.180 $13.447 $11.780 $12.319 $11.494 $11.213 $11.139 $10.838 $10.503 $10.000	$15.484017 $15.036754 $15.684 $14.825 $14.180 $13.447 $11.780 $12.319 $11.494 $11.213 $11.139 $10.838 $10.503	412,029.902 648,370.177 817,409 728,053 896,842 716,286 679,304 661,598 754,893 741,455 833,982 864,057 607,454
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$21.350002 $15.063 $13.236 $13.230 $10.004 $7.332 $11.692 $10.844 $10.642 $9.781 $9.010 $6.524 $9.129	$22,379036 $21.350002 $15.063 $13.236 $13.230 $10.004 $7.332 $11.692 $10.844 $10.642 $9.781 $9.010 $6.524	360,957.008 397,784.043 386,348 359,754 463,233 469,015 549,148 663,228 773,713 1,053,873 1,175,612 1,054,754 552,363
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$19.454913 $16.746 $15.123 $14.776 $12.101 $9.739 $14.646 $13.106 $12.209 $11.496 $10.515 $9.385 $10.000	$21.207936 $19.454913 $16.746 $15.123 $14.776 $12.101 $9.739 $14.646 $13.106 $12.209 $11.496 $10.515 $9.385	453,099.635 468,286.369 451,629 463,576 540,232 206,282 166,020 467,870 488,493 273,915 333,461 320,331 302,866
TA AB Dynamic Allocation - Initial Class(1) Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.441514 $14.644 $14.026 $14.003 $13.024 $10.083 $16.237 $13.914 $12.754 $12.481 $11.212 $9.217 $10.000	$16.035463 $15.441514 $14.644 $14.026 $14.003 $13.024 $10.083 $16.237 $13.914 $12.754 $12.481 $11.212 $9.217	76,465.328 76,315.596 92,591 155,452 186,373 170,658 158,563 223,414 255,244 293,105 295,560 209,841 65,195

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.811247 $14.435 $12.967 $13.692 $11.813 $9.295 $17.500 $15.298 $14.305 $12.479 $10.955 $8.487 $10.000	$20.560686 $18.811247 $14.435 $12.967 $13.692 $11.813 $9.295 $17.500 $15.298 $14.305 $12.479 $10.955 $8.487	852,373.244 945,107.277 1,076,955 1,357,359 1,084,020 1,257,683 1,480,091 1,879,029 2,428,769 1,327,161 1,607,132 910,375 465,953
TA Aegon Money Market - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$10.571874 $10.746 $10.924 $11.103 $11.285 $11.457 $11.374 $11.009 $10.686 $10.559 $10.628 $10.720 $10.743	$10.400786 $10.571874 $10.746 $10.924 $11.103 $11.285 $11.457 $11.374 $11.009 $10.686 $10.559 $10.628 $10.720	555,248.848 697,142.471 695,943 1,130,322 973,339 1,043,030 1,789,061 1,593,481 1,084,650 1,129,915 938,018 1,952,601 4,967,538
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date October 1, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$27.010203 $20.141 $17.572 $18.370 $14.318 $10.163 $17.471 $14.238 $12.261 $10.976 $10.000	$27.960138 $27.010203 $20.141 $17.572 $18.370 $14.318 $10.163 $17.471 $14.238 $12.261 $10.976	572,547.141 682,197.853 182,933 287,392 285,792 338,526 419,941 421,664 510,959 507,200 156,784
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$13.440149 $13.974 $13.511 $12.763 $12.426 $12.091 $11.416 $10.944 $10.773 $10.713 $10.544 $10.412 $10.000	$13.837491 $13.440149 $13.974 $13.511 $12.763 $12.426 $12.091 $11.416 $10.944 $10.773 $10.713 $10.544 $10.412	144,626.178 197,277.194 248,599 290,944 313,010 459,002 690,575 186,334 179,429 234,728 273,743 324,709 228,606
TA Aegon Tactical Vanguard ETF - Conservative - Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$11.120949 $10.558 $10.052 $10.000	$11.334944 $11.120949 $10.558 $10.052	23,857.348 25,280.340 26,049 30,396
TA Aegon Tactical Vanguard ETF - Growth - Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$12.364749 $10.788 $9.884 $10.000	$12.556300 $12.364749 $10.788 $9.884	3,394.052 3,560.363 9,563 5,886

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date November 29, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$12.331658 $9.009 $8.396 $9.148 $6.944 $4.397 $8.321 $6.904 $6.386 $6.036 $5.727 $4.543 $6.901	$12.133232 $12.331658 $9.009 $8.396 $9.148 $6.944 $4.397 $8.321 $6.904 $6.386 $6.036 $5.727 $4.543	743,172.049 895,758.062 1,028,194 1,331,826 716,023 717,337 671,764 901,297 849,549 945,968 1,092,270 1,191,164 1,006,806
TA Vanguard ETF - Balanced - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$11.900651 $10.856 $10.181 $10.199 $9.366 $8.170 $10.000	$12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170	94,650.510 41,608.964 18,429 6,485 3,527 0 0
TA Vanguard ETF - Growth - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.115099 $10.368 $9.448 $9.714 $8.738 $7.210 $10.000	$12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210	64,216.047 32,891.797 19,262 13,804 18,217 24,300 0
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.136652 $0.971 $0.877 $1.000 $0.986 $0.987	$1.205750 $1.136652 $0.971 $0.877 $1.000 $0.986	249,842.136 189,218.606 158,820 170,774 170,032 47,571
TA PIMCO Tactical – Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.006637 $0.915 $0.921 $0.969 $1.020 $0.998	$1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020	160,316.163 307,134.544 219,983 738,479 676,682 4,040
TA PIMCO Tactical – Growth - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.987191 $0.859 $0.867 $0.998 $1.021 $0.996	$1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021	3,500.074 3,518.221 1,961 7,185 34,355 2,704
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.952272 $0.895 $0.896 $0.984 $1.022 $0.997	$1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022	4,283.252 2,666.481 773,242 918,658 768,674 18,572
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2014	$10.030461	$10.339156	54,515.686
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.863088 $7.836 $6.898 $9.605 $8.572 $5.650 $11.680 $10.000	$8.582427 $8.863088 $7.836 $6.898 $9.605 $8.572 $5.650 $11.680	52,271.637 107,770.790 87,165 145,513 186,505 118,964 133,168 127,202

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.101778 $9.529 $8.929 $10.824 $8.484 $5.311 $11.115 $10.000	$11.105706 $11.101778 $9.529 $8.929 $10.824 $8.484 $5.311 $11.115	42,916.250 23,354.158 46,342 96,822 169,768 62,053 77,570 66,405
ProFund VP Bull Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$13.577070 $10.636 $9.494 $9.650 $8.713 $7.123 $11.617 $11.405 $10.000	$14.888460 $13.577070 $10.636 $9.494 $9.650 $8.713 $7.123 $11.617 $11.405	244,422.329 100,648.233 100,915 48,201 47,363 49,785 11,908 4,171 70,389
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$16.274528 $11.827 $9.847 $9.488 $7.945 $6.174 $9.147 $10.000	$18.005378 $16.274528 $11.827 $9.847 $9.488 $7.945 $6.174 $9.147	42,663.266 44,451.175 24,877 123,299 101,954 0 63 543
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.401006 $8.040 $7.669 $9.708 $8.990 $5.629 $11.465 $10.000	$7.031793 $7.401006 $8.040 $7.669 $9.708 $8.990 $5.629 $11.465	123,394.443 205,477.042 153,854 146,538 245,145 250,328 122,965 14,875
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.158446 $7.654 $6.673 $7.444 $7.373 $5.665 $10.285 $10.000	$8.230652 $9.158446 $7.654 $6.673 $7.444 $7.373 $5.665 $10.285	37,114.865 14,648.905 2,283 7,370 12,946 21,252 14,939 28,980
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.654452 $8.978 $9.198 $9.611 $10.029 $9.867 $10.571 $10.000	$7.441232 $8.654452 $8.978 $9.198 $9.611 $10.029 $9.867 $10.571	1,488.568 1,735.951 1,756 6,227 6,253 7,176 8,743 1,138
ProFund VP Financials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.009399 $5.395 $4.397 $5.187 $4.753 $4.201 $8.634 $10.000	$7.786316 $7.009399 $5.395 $4.397 $5.187 $4.753 $4.201 $8.634	85,431.235 121,894.167 50,125 54,249 82,631 54,467 39,943 521
ProFund VP International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.111780 $6.900 $6.051 $7.180 $6.770 $5.521 $10.095 $10.000	$7.333037 $8.111780 $6.900 $6.051 $7.180 $6.770 $5.521 $10.095	18,059.278 115,712.347 147,102 30,708 67,091 37,470 14,818 0

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Japan Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.485641 $5.133 $4.244 $5.296 $5.760 $5.307 $9.119 $10.000	$7.601698 $7.485641 $5.133 $4.244 $5.296 $5.760 $5.307 $9.119	23,207.236 28,150.338 934 3,245 52 111 789 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.994867 $10.099 $8.886 $9.427 $7.725 $5.909 $9.747 $10.000	$13.761674 $12.994867 $10.099 $8.886 $9.427 $7.725 $5.909 $9.747	85,759.421 105,552.033 133,645 48,837 67,137 34,598 22,289 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$9.461649 $9.616 $9.773 $9.932 $10.094 $10.257 $10.340 $10.130 $10.000	$9.309948 $9.461649 $9.616 $9.773 $9.932 $10.094 $10.257 $10.340 $10.130	316,169.663 197,561.314 274,940 378,241 390,448 414,606 339,573 494,761 25,311
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$19.544427 $14.796 $12.941 $12.965 $11.145 $7.453 $13.173 $11.385 $10.000	$22.496934 $19.544427 $14.796 $12.941 $12.965 $11.145 $7.453 $13.173 $11.385	75,302.344 60,591.913 56,217 79,755 118,747 88,470 13,331 14,609 7,542
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.061525 $9.063 $8.953 $8.901 $7.683 $6.762 $10.902 $10.000	$9.699298 $11.061525 $9.063 $8.953 $8.901 $7.683 $6.762 $10.902	136,876.064 125,906.301 147,829 197,153 301,188 118,904 139,407 47,125
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$14.634050 $11.301 $10.271 $8.990 $9.095 $7.909 $9.988 $10.000	$17.183676 $14.634050 $11.301 $10.271 $8.990 $9.095 $7.909 $9.988	90,692.188 40,647.003 26,228 123,537 9,086 11,516 77,547 1,018
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$5.692036 $9.324 $11.092 $13.957 $10.673 $8.017 $11.770 $10.000	$4.263138 $5.692036 $9.324 $11.092 $13.957 $10.673 $8.017 $11.770	59,283.314 86,031.228 118,401 134,985 129,862 133,867 101,666 53,231
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.964386 $4.039 $4.722 $4.337 $5.405 $10.712 $8.235 $10.000	$3.785788 $3.964386 $4.039 $4.722 $4.337 $5.405 $10.712 $8.235	5,293.290 6,754.061 8,545 9,795 8,468 11,825 20,508 0

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.699713 $6.048 $7.700 $7.688 $9.162 $13.358 $9.824 $10.000	$4.752856 $4.699713 $6.048 $7.700 $7.688 $9.162 $13.358 $9.824	1,288.510 4,118.602 5,774 9,173 5,767 14,371 28,949 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.134214 $4.513 $5.650 $6.415 $8.274 $14.173 $9.724 $10.000	$2.485702 $3.134214 $4.513 $5.650 $6.415 $8.274 $14.173 $9.724	27,635.836 3,296.939 62,886 35,577 22,782 21,052 17,739 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.469304 $3.651 $4.580 $5.121 $7.326 $11.012 $9.022 $8.774 $10.000	$2.204975 $2.469304 $3.651 $4.580 $5.121 $7.326 $11.012 $9.022 $8.774	4,165.128 19,753.140 22,806 6,626 5,486 25,301 34,064 4,130 3,824
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$14.736222 $10.919 $9.673 $10.422 $8.490 $6.845 $10.772 $11.199 $10.000	$14.856206 $14.736222 $10.919 $9.673 $10.422 $8.490 $6.845 $10.772 $11.199	80,174.247 76,138.302 84,901 29,550 142,704 27,788 27,613 12,448 34,400
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.966130 $9.573 $8.378 $8.881 $7.393 $6.242 $9.154 $10.000	$13.497264 $12.966130 $9.573 $8.378 $8.881 $7.393 $6.242 $9.154	36,479.147 64,067.817 31,318 28,847 16,890 49,563 6,291 0
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.357971 $8.488 $7.405 $7.389 $6.493 $6.150 $9.533 $10.000	$9.258136 $9.357971 $8.488 $7.405 $7.389 $6.493 $6.150 $9.533	38,924.639 40,696.078 138,344 10,511 89,573 4,458 10,824 703
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.084878 $6.036 $4.738 $5.934 $4.063 $2.947 $8.859 $10.000	$11.491488 $11.084878 $6.036 $4.738 $5.934 $4.063 $2.947 $8.859	63,744.560 100,196.161 89,567 149,771 59,527 98,365 104,946 130
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.763188 $16.039 $16.148 $11.437 $10.557 $15.927 $10.811 $10.000	$17.125440 $12.763188 $16.039 $16.148 $11.437 $10.557 $15.927 $10.811	24,584.574 19,296.881 33,635 62,951 24,380 25,733 120,590 12,196

1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$10.550326 $9.464 $9.608 $8.311 $7.973 $7.319 $10.736 $10.000	$13.065674 $10.550326 $9.464 $9.608 $8.311 $7.973 $7.319 $10.736	46,542.153 39,372.678 119,926 318,334 99,122 159,417 25,743 32,264
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$15.623390 $14.435 $12.858 $12.721 $11.111 $9.661 $10.299 $10.000	$15.729274 $15.623390 $14.435 $12.858 $12.721 $11.111 $9.661 $10.299	39,340.026 54,866.094 52,063 52,032 44,386 111,285 143,800 0
Fidelity VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.024628 $13.991 $12.247 $12.805 $11.132 $8.353 $14.817 $12.841 $11.714 $10.209 $9.013 $7.148 $8.039	$19.798610 $18.024628 $13.991 $12.247 $12.805 $11.132 $8.353 $14.817 $12.841 $11.714 $10.209 $9.013 $7.148	183,739.050 208,185.863 236,090 283,090 300,937 395,802 448,337 552,279 607,942 795,035 596,225 559,326 372,631
Fidelity VIP Equity-Income Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.531666 $13.146 $11.417 $11.529 $10.198 $7.981 $14.188 $14.242 $12.072 $11.625 $10.625 $8.307 $10.194	$17.642352 $16.531666 $13.146 $11.417 $11.529 $10.198 $7.981 $14.188 $14.242 $12.072 $11.625 $10.625 $8.307	85,171.408 101,927.334 114,455 131,816 159,474 218,932 234,559 344,882 399,323 395,346 511,832 565,297 458,566
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$11.996940 $8.866 $7.554 $7.530 $6.199 $4.332 $9.816 $8.119 $7.852 $7.345 $6.986 $5.488 $7.154	$13.212256 $11.996940 $8.866 $7.554 $7.530 $6.199 $4.332 $9.816 $8.119 $7.852 $7.345 $6.986 $5.488	32,219.872 36,067.881 46,886 64,150 66,874 93,088 93,500 122,677 136,561 138,242 160,002 173,118 157,358

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.547157 $15.342 $14.478 $14.300 $13.311 $10.779 $13.867 $13.219 $12.507 $11.808 $10.915 $9.005 $10.000	$16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311 $10.779 $13.867 $13.219 $12.507 $11.808 $10.915 $9.005	1,978,551.715 2,289,582.116 3,232,882 3,227,329 3,861,273 4,461,289 5,870,201 4,583,355 5,034,789 5,828,496 6,517,814 5,841,967 2,988,055
TA Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.638309 $14.104 $12.702 $13.617 $12.012 $9.383 $15.761 $14.833 $13.009 $11754 $10.439 $8.093 $10.000	$17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012 $9.383 $15.761 $14.833 $13.009 $11754 $10.439 $8.093	3,211,219.886 3,632,513.372 3,905,346 4,593,978 5,571,331 6,446;434 7,225,916 9,049,661 11,307,827 12,328,154 12,181,001 9,124,299 3,146,691
TA Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.376133 $15.524 $14.385 $14.501 $13.322 $10.687 $14.637 $13.749 $12.507 $11.804 $10.746 $8.727 $10.000	$17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322 $10.687 $14.637 $13.749 $12.507 $11.804 $10.746 $8.727	3,692,010.691 4,295,849.999 4,861,833 5,930,674 8,769,429 8,769,429 10,212,357 15,052,020 18,260,819 21,105,353 21,341,134 19,088,264 8,790,569
TA Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.728700 $15.058 $13.801 $14.281 $12.846 $10.164 $15.329 $14.418 $12.844 $11.850 $10.584 $8.440 $10.000	$17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846 $10.164 $15.329 $14.418 $12.844 $11.850 $10.584 $8.440	5,947,816.235 7,056,443.302 7,605,802 8,914,351 10,000,906 11,541,479 13,430,725 18,085,015 21,377,053 22,806,861 22,388,762 18,300,336 9,042,969
TA International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$10.984137 $9.881 $8.883 $9.724 $8.923 $6.976 $11.075 $10.333 $10.000	$10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923 $6.976 $11.075 $10.333	211,235.998 251,541.535 326,099 430,916 476,182 464,982 474,118 618,174 226,525

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 1996	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$29.898186 $23.277 $21.128 $20.853 $19.145 $17.030 $26.122 $25.316 $21.956 $19.203 $16.456 $12.859 $15.200	$33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145 $17.030 $26.122 $25.316 $21.956 $19.203 $16.456 $12.859	1,246,045.974 1,395,110.492 1,491,690 1,725,495 2,065,792 1,601,623 1,293,273 2,009,292 2,817,033 3,426,531 3,315,051 4,030,078 4,664,060
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 1998	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$29.057844 $28.360 $22.961 $24.698 $21.652 $16.456 $28.960 $31.479 $22.436 $20.050 $15.304 $11.434 $11.192	$32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652 $16.456 $28.960 $31.479 $22.436 $20.050 $15.304 $11.434	533,209.754 597,259.967 726,086 821,421 925,531 1,068,476 1,207,167 1,901,925 3,458,947 3,840,201 4,420,244 4,388,984 4,593,344
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$32.667302 $31.395 $29.556 $28.919 $29.357 $28.569 $30.345 $30.919 $30.512 $29.480 $27.375 $21.886 $21.982	$34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357 $28.569 $30.345 $30.919 $30.512 $29.480 $27.375 $21.886	736,138.216 814,019.386 948,066 1,135,293 1,402,094 1,711,900 2,073,807 2,885,299 4,516,150 6,378,008 7,819,718 8,687,045 9,403,118
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 03, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$25.785189 $26.637 $25.730 $24.263 $22.730 $21.033 $20.200 $19.154 $18.691 $18.528 $17.976 $17.480 $16.119	$26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730 $21.033 $20.200 $19.154 $18.691 $18.528 $17.976 $17.480	878,236.575 932,265.631 1,396,066 1,367,473 1,412,094 1,710,872 1,765,933 2,194,678 3,026,024 4,408,034 5,799,745 7,789,081 11,128,051
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.987584 $13.764 $11.996 $12.074 $10.630 $8.318 $13.463 $13.060 $11.485 $11.257 $10.283 $8.087 $10.000	$20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630 $8.318 $13.463 $13.060 $11.485 $11.257 $10.283 $8.087	568,313.215 545,379.842 434,876 297,195 442,788 227,794 264,483 331,154 440,597 658,214 745,971 443,924 293,155

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$27.713933 $21.319 $17.937 $17.829 $14.699 $11.791 $17.814 $17.567 $15.194 $14.115 $12.493 $9.640 $11.201	$31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699 $11.791 $17.814 $17.567 $15.194 $14.115 $12.493 $9.640	326,497.603 370,873.885 417,689 495,134 596,704 701,730 858,282 1,237,756 1,797,202 2,807,754 3,071,429 3,200,782 3,204,752
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$26.349811 $18.023 $15.817 $17.027 $13.548 $10.740 $17.115 $17.178 $14.693 $14.316 $13.302 $9.981 $13.445	$27.546123 $26.349811 $18.023 $15.817 $17.027 $13.548 $10.740 $17.115 $17.178 $14.693 $14.316 $13.302 $9.981	824,938.430 890,548.292 979,617 1,139,134 1,348,084 1,497,738 1,814,554 2,662,028 3,814,746 5,410,442 7,044,334 8,431,451 9,358,103
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003	$19.373178 $18.429 $15.923 $15.410 $13.897 $9.571 $12.975 $12.918 $11.807 $11.759 $10.864 $10.000	$19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897 $9.571 $12.975 $12.918 $11.807 $11.759 $10.864	323,418.571 475,419.921 811,226 790,360 930,927 742,537 339,622 419,236 1,206,639 1,273,537 817,140 842,573
TA MFS International Equity - Initial Class Subaccount Inception Date January 2, 1997	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$16.404620 $14.086 $11.693 $13.183 $12.097 $9.245 $14.488 $13.460 $11.090 $9.964 $8.832 $7.149 $9.198	$15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097 $9.245 $14.488 $13.460 $11.090 $9.964 $8.832 $7.149	1,605,183.481 1,707,346.489 1,824,036 1,960,716 2,358,691 2,548,529 3,041,558 4,267,649 5,817,353 5,871,721 6,615,253 6,818,662 2,158,257
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2014 2013 2012 2011 2010	$15.993927 $11.777 $10.316 $10.527 $10.000	$17.343683 $15.993927 $11.777 $10.316 $10.527	816,424.063 897,674.405 846,567 976,540 921,901
TA Torray Concentrated Growth – Initial Class Subaccount Inception Date April 30, 2009	2014 2013 2012 2011 2010 2009	$22.581789 $17.203 $14.894 $15.452 $13,148 $10.000	$24.496001 $22.581789 $17.203 $14.894 $15.452 $13,148	476,459.973 508,367.234 490,954 499,675 402,885 433,065

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.478091 $16.105 $15.185 $14.489 $13.706 $11.977 $12.494 $11.629 $11.316 $11.214 $10.883 $10.521 $10.000	$15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706 $11.977 $12.494 $11.629 $11.316 $11.214 $10.883 $10.521	1,297,398.149 1,615,284.168 2,414,479 2,304,667 2,359,182 2,485,476 2,062,063 1,671,402 2,105,599 2,788,432 2,996,383 3,564,020 3,222,374
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$26.564854 $18.697 $16.388 $16.341 $12.326 $9.011 $14.334 $13.262 $12.982 $11.902 $10.936 $7.899 $11.026	$27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326 $9.011 $14.334 $13.262 $12.982 $11.902 $10.936 $7.899	664,113.380 729,572.490 739,472 750,309 953,175 974,497 967,390 1,359,753 1,852,828 4,035,090 3,799,997 3,555,552 2,382,626
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$20.026114 $17.195 $15.490 $15.097 $12.334 $9.902 $14.854 $13.260 $12.321 $11.573 $10.559 $9.401 $10.000	$21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334 $9.902 $14.854 $13.260 $12.321 $11.573 $10.559 $9.401	3,244,314.462 3,441,117.220 3,659,012 4,208,765 4,823,163 522,122 537,952 930,691 1,026,071 994,375 1,174,368 1,218,670 1,222,243
TA AB Dynamic Allocation - Initial Class(1) Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$15.894718 $15.037 $14.366 $14.308 $13.275 $10.252 $16.468 $14.077 $12.872 $12.565 $11.259 $9.233 $10.000	$16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275 $10.252 $16.468 $14.077 $12.872 $12.565 $11.259 $9.233	143,167.006 160,463.340 172,770 434,634 532,782 517,560 438,031 659,363 811,580 943,727 1,086,067 873,405 206,962
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$19.363417 $14.822 $13.282 $13.990 $12.041 $9.450 $17.749 $15.478 $14.437 $12.563 $11.001 $8.502 $10.000	$21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041 $9.450 $17.749 $15.478 $14.437 $12.563 $11.001 $8.502	8,165,763.664 9,080,815.161 10,318,961 11,844,893 9,505,462 10,992,395 12,811,288 16,561,548 25,851,207 13,672,577 17,089,942 2,829,041 1,701,104

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon Money Market - Initial Class Subaccount Inception Date December 3, 1992	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$13.483904 $13.672 $13.864 $14.057 $14.253 $14.434 $14.294 $13.801 $13.363 $13.172 $13.224 $13.305 $13.300	$13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253 $14.434 $14.294 $13.801 $13.363 $13.172 $13.224 $13.305	1,839,298.169 1,718,696.246 1,967,208 2,998,242 2,907,575 3,531,904 6,188,956 3,301,488 3,966,551 5,662,245 6,858,649 11,342,685 22,772,399
TA Systematic Small/Mid Cap Value - Initial Class Subaccount Inception date May 3, 2004	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004	$28.708285 $21.355 $18.606 $19.381 $15.069 $10.670 $18.297 $14.874 $12.777 $11.409 $10.000	$29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069 $10.670 $18.297 $14.874 $12.777 $11.409	1,718,657.949 1,988,683.040 608,966 859,743 942,081 1,110,207 1,095,409 1,160,433 1,052,520 1,124,332 338,560
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$13.834624 $14.349 $13.839 $13.041 $12.666 $12.294 $11.579 $11.072 $10.872 $10.784 $10.588 $10.430 $10.000	$14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666 $12.294 $11.579 $11.072 $10.872 $10.784 $10.588 $10.430	334,345.624 419,619.527 557,287 893,106 823,656 755,206 1,216,630 344,790 404,997 529,899 581,204 834,983 1,091,530
TA Aegon Tactical Vanguard ETF – Conservative – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$11.177589 $10.586 $10.053 $10.000	$11.420770 $11.177589 $10.586 $10.053	47,454.253 36,109.176 18,379 12,659
TA Aegon Tactical Vanguard ETF – Growth – Service Class Subaccount Inception Date December 9, 2011	2014 2013 2012 2011	$12.427705 $10.816 $9.886 $10.000	$12.651363 $12.427705 $10.816 $9.886	188,973.893 120,097.196 152,788 173,245
TA Morgan Stanley Mid-Cap Growth - Initial Class Subaccount Inception Date March 1, 1993	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$66.165999 $48.218 $44.826 $48.722 $36.895 $23.301 $43.992 $36.408 $33.592 $31.673 $29.979 $23.723 $35.939	$65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895 $23.301 $43.992 $36.408 $33.592 $31.673 $29.979 $23.723	932,207.804 1,092,713.582 1,237,160 1,486,671 1,361,782 1,524,386 1,720,471 2,232,162 3,364,728 5,031,502 6,800,245 8,603,602 10,523,277
TA Vanguard ETF – Balanced—Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.068013 $10.982 $10.273 $10.266 $9.405 $8.183 $10.000	$12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405 $8.183	233,291.201 158,022.751 51,301 36,196 38,241 14,478 22

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Vanguard ETF - Growth - Service Class Subaccount Inception Date May 1, 2008	2014 2013 2012 2011 2010 2009 2008	$12.285492 $10.488 $9.534 $9.778 $8.774 $7.222 $10.000	$12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774 $7.222	302,360.583 216,973.371 203,958 198,444 211,869 176,508 123,687
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.148231 $0.978 $0.882 $1.002 $0.986 $0.986	$1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986	848,109.815 862,600.039 565,438 734,730 715,920 356,277
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$1.016911 $0.922 $0.926 $0.972 $1.021 $0.998	$1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021	457,893.208 1,103,306.571 741,986 1,137,182 1,135,156 236,826
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.997283 $0.866 $0.872 $1.000 $1.021 $0.996	$1.046403 $0.997283 $0.866 $0.872 $1.000 $1.021	367,036.433 309,683.434 324,848 481,339 601,088 118,129
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2014 2013 2012 2011 2010 2009	$0.961983 $0.902 $0.901 $0.987 $1.023 $0.997	$1.031463 $0.961983 $0.902 $0.901 $0.987 $1.023	655,398.205 578,171.090 789,753 1,572,785 1,033,424 100,005
TA BlackRock Tactical Allocation - Service Class) Subaccount Inception Date April 29, 2014	2014	$10.030528	$10.356405	298,400.784
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.002362 $7.940 $6.972 $9.684 $8.621 $5.669 $11.690 $10.000	$8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621 $5.669 $11.690	153,272.133 184,802.700 156,288 133,347 350,587 367,162 152,155 107,427
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.276288 $9.655 $9.025 $10.914 $8.532 $5.328 $11.123 $10.000	$11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532 $5.328 $11.123	170,311.880 165,794.952 179,830 412,983 353,919 359,687 154,700 217,332
ProFund VP Bull Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$13.832441 $10.810 $9.625 $9.759 $8.790 $7.168 $11.662 $11.421 $10.000	$15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790 $7.168 $11.662 $11.421	427,769.158 351,128.298 160,356 201,555 238,450 601,238 98,082 107,154 928,230
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$16.530216 $11.984 $9.953 $9.566 $7.991 $6.194 $9.154 $10.000	$18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991 $6.194 $9.154	128,129.383 143,570.950 89,464 210,912 71,315 9,284 5,266 0

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.517359 $8.146 $7.751 $9.788 $9.042 $5.647 $11.474 $10.000	$7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042 $5.647 $11.474	368,119.224 502,892.868 468,206 403,371 870,584 918,862 190,791 77,440
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.302362 $7.755 $6.745 $7.506 $7.415 $5.684 $10.293 $10.000	$8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415 $5.684 $10.293	85,133.301 20,569.255 15,372 9,509 21,321 37,500 66,270 254,070
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.790430 $9.096 $9.296 $9.690 $10.086 $9.899 $10.580 $10.000	$7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086 $9.899 $10.580	5,808.620 15,305.852 15,319 25,521 23,862 40,388 29,411 3,152
ProFund VP Financials Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.119678 $5.466 $4.444 $5.229 $4.780 $4.214 $8.641 $10.000	$7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780 $4.214 $8.641	360,936.424 427,215.563 130,149 163,946 277,364 285,741 130,843 0
ProFund VP International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$8.239303 $6.992 $6.116 $7.239 $6.809 $5.539 $10.103 $10.000	$7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809 $5.539 $10.103	76,399.977 155,442.534 142,285 95,805 343,554 342,327 40,395 3,519
ProFund VP Japan Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$7.603286 $5.201 $4.290 $5.340 $5.793 $5.324 $9.126 $10.000	$7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793 $5.324 $9.126	28,212.393 49,727.194 2,121 37,433 2,299 8,895 3,558 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$13.199102 $10.233 $8.981 $9.504 $7.769 $5.929 $9.755 $10.000	$14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769 $5.929 $9.755	94,004.316 237,615.537 297,963 128,623 272,918 175,183 46,481 0
ProFund VP Money Market Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$9.639312 $9.772 $9.908 $10.044 $10.183 $10.322 $10.380 $10.144 $10.000	$9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183 $10.322 $10.380 $10.144	512,679.975 410,399.705 656,356 866,891 320,885 662,299 1,574,479 1,886,833 35,549

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$19.911911 $15.037 $13.119 $13.111 $11.244 $7.500 $13.223 $11.400 $10.000	$22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244 $7.500 $13.223 $11.400	172,280.774 157,769.767 207,261 169,163 114,383 161,621 60,116 82,710 240,507
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.235374 $9.182 $9.049 $8.974 $7.727 $6.784 $10.911 $10.000	$9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727 $6.784 $10.911	244,360.587 252,137.596 274,546 506,579 627,073 669,089 309,164 97,260
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$14.863873 $11.450 $10.381 $9.064 $9.147 $7.935 $9.996 $10.000	$17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147 $7.935 $9.996	179,704.867 91,266.095 76,218 224,426 56,601 58,483 94,868 0
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$5.781563 $9.447 $11.211 $14.072 $10.734 $8.043 $11.780 $10.000	$4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734 $8.043 $11.780	234,735.458 268,800.615 369,731 433,770 417,284 365,199 231,130 122,871
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.026694 $4.093 $4.773 $4.373 $5.436 $10.747 $8.242 $10.000	$3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436 $10.747 $8.242	44,580.439 34,849.093 39,404 43,703 72,257 23,920 65,279 0
ProFund VP Short International Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$4.773570 $6.128 $7.783 $7.752 $9.214 $13.402 $9.831 $10.000	$4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214 $13.402 $9.831	6,561.979 12,119.832 14,323 17,245 21,465 51,747 90,765 0
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$3.183492 $4.573 $5.710 $6.468 $8.321 $14.219 $9.732 $10.000	$2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321 $14.219 $9.732	194,330.533 51,076.712 59,693 51,755 62,355 23,037 44,281 0
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$2.515774 $3.711 $4.643 $5.179 $7.391 $11.082 $9.056 $8.786 $10.000	$2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391 $11.082 $9.056 $8.786	37,844.618 23,750.677 51,238 66,168 37,463 84,201 60,402 11,950 12,535

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2014 2013 2012 2011 2010 2009 2008 2007 2006	$15.013427 $11.097 $9.807 $10.540 $8.565 $6.889 $10.814 $11.214 $10.000	$15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565 $6.889 $10.814 $11.214	64,471.160 257,852.225 235,470 164,484 194,854 129,744 114,859 88,292 520,447
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$13.169900 $9.700 $8.468 $8.954 $7.436 $6.262 $9.161 $10.000	$13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436 $6.262 $9.161	47,117.591 143,574.375 46,574 146,544 30,586 120,527 45,872 703
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$9.505007 $8.600 $7.485 $7.450 $6.530 $6.170 $9.541 $10.000	$9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530 $6.170 $9.541	12,653.170 12,436.994 223,340 11,184 161,026 24,989 25,813 50
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$11.259263 $6.116 $4.789 $5.983 $4.087 $2.956 $8.866 $10.000	$11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087 $2.956 $8.866	139,206.077 268,258.731 109,197 166,751 185,413 175,371 79,569 23,136
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$12.963537 $16.251 $16.321 $11.531 $10.618 $15.979 $10.819 $10.000	$17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618 $15.979 $10.819	102,928.245 34,238.558 78,543 105,964 70,573 55,121 140,797 72,279
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$10.716034 $9.589 $9.711 $8.379 $8.019 $7.343 $10.745 $10.000	$13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019 $7.343 $10.745	99,037.204 76,998.437 243,137 490,845 295,606 368,063 143,559 276,532
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2014 2013 2012 2011 2010 2009 2008 2007	$15.868720 $14.626 $12.996 $12.825 $11.175 $9.692 $10.307 $10.000	$16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175 $9.692 $10.307	96,669.035 71,596.849 52,594 177,927 151,231 416,799 467,122 1,348

1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Contrafund® Portfolio—Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$18.646841 $14.439 $12.607 $13.149 $11.403 $8.535 $15.103 $13.056 $11.882 $10.329 $9.096 $7.195 $8.072	$20.532577 $18.646841 $14.439 $12.607 $13.149 $11.403 $8.535 $15.103 $13.056 $11.882 $10.329 $9.096 $7.195	763,798.173 833,903.731 930,277 1,042,833 1,201,203 1,387,429 1,569,061 1,958,288 2,599,635 3,234,967 2,969,700 2,899,774 2,847,105
Fidelity VIP Equity-Income Portfolio—Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$17.102396 $13.567 $11.753 $11.840 $10.447 $8.156 $14.462 $14.482 $12.245 $11.762 $10.723 $8.363 $10.237	$18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447 $8.156 $14.462 $14.482 $12.245 $11.762 $10.723 $8.363	288,673.109 338,094.741 398,204 485,353 618,474 729,678 840,532 1,140,970 1,437,937 1,575,184 2,093,774 2,413,903 2,300,628
Fidelity VIP Growth Opportunities Portfolio—Service Class 2 Subaccount Inception Date May 1, 2000	2014 2013 2012 2011 2010 2009 2008 2007 2006 2005 2004 2003 2002	$12.411180 $9.150 $7.776 $7.733 $6.350 $4.427 $10.006 $8.256 $7.964 $7.431 $7.054 $5.525 $7.184	$13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350 $4.427 $10.006 $8.256 $7.964 $7.431 $7.054 $5.525	142,829.378 170,083.196 208,397 233,053 260,669 325,556 343,757 494,904 544,698 680,874 860,008 961,238 910,288
(1)	Effective May 1, 2015 TA AllianceBernstein Dynamic Allocation VP will change its name to TA AB Dynamic Allocation VP.

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT RIDER

(NO LONGER AVAILABLE)

The following discussion related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday – Friday 8:00 a.m. – 8:00 p.m.). If you upgrade you rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.’’ By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your Contract or anytime before the annuitant’s 90th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;
•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus
•	any additional premiums paid after the rider is issued, minus
•	an adjustment for any partial withdrawals made after the date the rider is issued
•	accumulated at the annual growth rate, minus
•	any premium taxes.

The annual growth rate is currently 6% per year. For Contracts issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your Contract, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial withdrawals may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the Contract.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

•	Term Certain - Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

Variable Annuity Payment Options:

•	Life Income - An election may be made for “No Period Certain,’’ “10 Years Certain,’’ or “Installment Refund.’’ Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•	Joint and Full Survivor - An election may be made for “No Period Certain,’’ “10 Years Certain,’’ or “Installment Refund.’’ Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and
•	the annuitant dies, for example, before the due date of the second annuity payment;

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.
•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize’’ the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including Contract surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our administrative office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;
•	the date you elect to upgrade (although a new rider will be issued);
•	the date we receive your complete written request to terminate the rider;
•	the date your Contract terminates or is surrendered;
•	30 days following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state); or
•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the Contract’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

WRL FREEDOM PREMIER®

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2015

to the

Prospectus dated May 1, 2015

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $5,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $5,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2015

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM PREMIER®

VARIABLE ANNUITY

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Premier®, formerly known as WRL Freedom Premier® II variable annuity, offered by Transamerica Premier Life Insurance Company. You may obtain a copy of the prospectus dated May 1, 2015 by calling 1-800-851-9777 (Monday – Friday 8:30 a.m.—7:00 p.m. Eastern Time), by writing to Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, Iowa 52499-0001 or by visiting our website at www.premier.transamerica.com. The prospectus sets forth information that a prospective investor should know before investing in a Contract. Terms used in the current prospectus for the Contract are incorporated in this SAI.

This SAI is not a prospectus and should be read only in conjunction with the prospectus for the Contract and with the prospectuses for the funds.

Dated: May 1, 2015

AG09301-5/2015

2

DEFINITIONS OF SPECIAL TERMS

accumulation period	The period between the Contract date and the maturity date while the Contract is in force.

accumulation unit value	An accounting unit of measure we use to calculate subaccount values during the accumulation period.

administrative office	Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499-0001, (800) 851-9777. Our hours are Monday—Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.

age	The issue age is the annuitant’s age on his/her birthday immediately preceding the Contract date. Attained age is the issue age plus the number of completed Contract years. When we use the term “age” in this SAI, it has the same meaning as “attained age” in the Contract.

annuitant	The person you named in the application (or later changed), to receive annuity payments. The annuitant may be changed as provided in the Contract’s death benefit provisions and annuity provision.

annuity unit value	An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value	The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies)	The person(s) you elect to receive the death benefit proceeds under the Contract.

cash value	The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual Contract charge, and any rider charges.

Code	The Internal Revenue Code of 1986, as amended.

Contract anniversary	The same day in each succeeding year as the Contract date. If there is no day in a calendar year which coincides with the Contract date, the Contract anniversary will be the first day of the next month.

Contract date	Generally, the later of the date on which the initial premium payment is received, or the date that the properly completed application is received, at Transamerica Premier Life Insurance Company’s administrative and service office. We measure Monthiversaries, Contract years and Contract anniversaries from the Contract date.

death benefit proceeds	If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your Contract and in any optional death benefit rider that you purchased.

death claim day	Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day	The valuation date on which we have received due proof of death.

3

fixed account	An investment option to which you can direct your money under the Contract, other than the separate account. It provides a guarantee of principal and interest. The assets supporting the fixed account are held in the general account. The fixed account is not available in all states.

fixed account value	During the accumulation period, your Contract’s value in the fixed account.

Funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Contract allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the Contract in the future.

in force	Condition under which the Contract is active and an owner is entitled to exercise all rights under the Contract.

maturity date	The date on which the accumulation period ends and annuity payments begin.

Monthiversary	The same day in the month as the Contract date. When there is no date in a calendar month that coincides with the Contract date, the Monthiversary is the first day of the next month.

NYSE	New York Stock Exchange.

nonqualified Contracts	Contracts issued other than in connection with retirement plans.

Owner (you, your)	The person(s) entitled to exercise all rights under the Contract. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

portfolio	A separate investment portfolio of a fund.

premium payments/premium	Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the Contract. When we use the term “premium payment” or “premium” in this SAI, it has the same meaning as “net premium” in the Contract, which means the premium payment less any applicable premium taxes.

qualified Contracts	Contracts issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account	WRL Series Annuity Account, a unit investment trust consisting of subaccounts. Each subaccount of the separate account invests solely in shares of a corresponding portfolio of a fund.

separate account value	During the accumulation period, your Contract’s value in the separate account, which equals the sum of the values in each subaccount.

Subaccount	A subdivision of the separate account that invests exclusively in the shares of a specified portfolio and supports the Contracts. Subaccounts corresponding to each portfolio hold assets under the Contract during the accumulation period. Other subaccounts corresponding to each portfolio will hold assets after the maturity date if you select a variable annuity payment option.

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Surrender	The termination of a Contract at the option of an owner.

Valuation date/ business day	Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

Valuation period	The period of time over which we determine the change in the value of the subaccounts in order to price accumulation units and annuity units. Each valuation period begins at the close of normal trading on the NYSE (currently 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the NYSE on the next valuation date.

Transamerica Premier Life Insurance Company (we, us, our)	Transamerica Premier Life Insurance Company (“TPLIC”).

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier Life Insurance Company and the Contract, which may be of interest to a prospective purchaser.

THE CONTRACT—GENERAL PROVISIONS

Owner

The Contract shall belong to the owner upon issuance of the Contract after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the Contract; (2) surrender the Contract; (3) amend or modify the Contract with Transamerica Premier Life Insurance Company’s consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Contract. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of an owner’s spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the Contract application or in a written notice to our administrative and service office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.

An owner may change the ownership of the Contract in a written notice to our administrative and service office. When this change takes effect, all rights of ownership in the Contract will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will take effect as of the date TPLIC accepts the written notice at our administrative and service office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing an owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

Entire Contract

The Contract and any endorsements thereon and the Contract application constitute the entire contract between TPLIC and the owner. All statements in the application are representations and not warranties. No statement will cause the Contract to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

During the Accumulation Phase. If the age of any person upon whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the Contract.

TPLIC reserves the right to terminate the Contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the Contract.

After the Annuity Commencement Date. TPLIC may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, TPLIC will change the payment associated with any benefits payable to that which the purchase payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your Contract, from

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the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified Contracts.

Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the Contract’s existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by TPLIC

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the Contract in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the Contract.

Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds

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and annuity value. The adjusted partial surrender is the amount of a partial surrender times the ratio of [(a) divided by (b)] where:

(a)	is the amount of the death benefit proceeds prior to the partial surrender; and
(b)	is the annuity value prior to the partial surrender.

The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.

EXAMPLE 1 (Assumed Facts for Example)
$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge-free amount
$5,000	excess partial surrender–EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06*(5,319.15)
$5,319.15	reduction in annuity value due to excess partial surrender = 5000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15* (75,000/50,000)
$52,021.27	New death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.85	New annuity value (after partial surrender) = 50,000 – 15,319.15

Summary:

Reduction in death benefit proceeds	= $22,978.73
Reduction in annuity value	= $15,319.15

NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.

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EXAMPLE 2 (Assumed Facts for Example)
$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge-free amount
$3,750	excess partial surrender–EPS (amount subject to surrender charge)
$239.36	surrender charge on EPS = 0.06*(3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36* (75,000/50,000)
$34,760.64	New death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,7860.64	New annuity value (after partial surrender) = 75,000 – 11,250 – 3,989.36

Summary:

Reduction in death benefit proceeds	= $15,239.36
Reduction in annuity value	= $15,239.36

NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

EXAMPLE 1 – Basic Additional Earnings Rider Example, with no additional premiums or partial surrenders (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)
At Death	$75,000.00	Death Benefit Proceeds (DBP)
	$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
	$14,000.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 35,000 * 40% = 14,000 or b) REL * RBI * AEF = 250% * 40,000 * 40% = 40,000 or c) MRB = 1,000,000.

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EXAMPLE 2 – Additional Earnings Rider Example, showing the effect of a partial surrender (Assumed Facts for Example)
At Rider Issue	60	Rider Issue Age
	40%	Additional Earnings Factor (AEF)
	250%	Rider Earnings Limit (REL)
	$1,000,000	Maximum Rider Benefit (MRB)
	$40,000.00	Rider Base at issue (RBI) (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)
At Partial Surrender	$50,000.00	Annuity Value before partial surrender (AV)
	$15,000.00	Partial Surrender (PS) (including surrender charges)
	$12,000.00	Withdrawal Adjustment to Base (WAB) = PS * RBI / AV = 15,000 * 40,000 / 50,000
	$28,000.00	Rider Base after partial surrender (RB) = RBI – WAB = 40,000 – 12,000
At Death	$70,000.00	Death Benefit Proceeds (DBP)
	$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
	$16,800.00	Additional Earnings Rider Amount = lesser of a) RE * AEF = 42,000 * 40% = 16,800 or b) REL * RB * AEF = 250% * 28,000 * 40% = 28,000 or c) MRB = 1,000,000.

Death of Owner. Federal tax law requires that if any owner (including any surviving joint owner who has become a current owner) dies before the maturity date, then the entire value of the Contract must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See Tax Information in the Prospectus for a detailed description of these rules. Other rules may apply to qualified Contracts.

If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;
•	if the sole beneficiary is alive and is the owner’s spouse, the Contract will continue with the spouse as the new owner; or
•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner. The cash value must be distributed either:
•	within five years of the former owner’s death; or
•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or
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over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning with one year of the deceased owner’s death.

Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the Contract, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

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If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, the owner will automatically become the annuitant and this Contract will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this Contract will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the Contract, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the Contract as the new annuitant and owner instead of receiving the death benefit. (See Tax Information in the Prospectus.) We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day.

If a beneficiary or joint owner elects to receive the death benefit proceeds under the alternate payment option (1) or (2)(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the Contract year; (c) deduct the annual Contract charge each Contract year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the Contract upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds during the distribution period. If the beneficiary dies during the distribution period, we will pay the remaining value of the Contract first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the Contract at any time for the Contract’s cash value.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our administrative and service office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary.) The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our administrative and service office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the Contract before such payments are due. To the extent permitted by law, no payments under the Contract will be subject to the claims of any beneficiary’s creditors.

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified Contract. The assignment of a Contract will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our administrative and service office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

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With regard to qualified Contracts, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The Contract will not share in TPLIC’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The Contract may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Contract or by their spouse or minor children, or by an officer, director, trustee or bona fide full-time employee of TPLIC or its affiliated companies or their spouse or minor children. In such a case, we may credit an amount equal to a percentage of each premium payment to the Contract due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced or waived fees and charges including, but not limited to, the surrender charge and the annual Contract charge, for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the Contract or reductions in these fees and charges will not be unfairly discriminatory against any owner.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of a fund less any applicable charges or fees.

Upon allocation to the selected subaccount of the separate account, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the administrative and service office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

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The net investment factor for any subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

(a)	is the net result of:
(1)	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus
(2)	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus
(3)	a per share credit or charge for any taxes determined by TPLIC to have resulted during the valuation period from the investment operations of the subaccount;
(b)	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding valuation period; and
(c)	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C) - E
D

Where:
A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees. Assume E totals 1.65% on an annual basis; on a daily basis, this equals .000044838.

Then, the net investment factor =	($11.57 + 0 - 0)	- .000044838 = Z = 1.014867443
($11.40)

Formula and Illustration for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:
A =	The accumulation unit value for the immediately preceding valuation period.
Assume = $X

B =	The net investment factor for the current valuation period.
Assume = Y

Then, the accumulation unit value = $X * Y = $Z

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Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed interest rate of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10.00 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to (a) multiplied by (b) multiplied by (c), where:

(a)	is the variable annuity unit value for that subaccount on the immediately preceding business day;
(b)	is the net investment factor for that subaccount for the valuation period; and
(c)	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the Contract used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the result of:
(1)	the net asset value of a portfolio share held in that subaccount determined at the end of the current valuation period; plus
(2)	the per share amount of any dividend or capital gain distributions made by the portfolio for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus
(3)	a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the subaccount.
(ii)	is the net asset value of a portfolio share held in that subaccount determined as of the end of the immediately preceding valuation period.
(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See Annuity Payment Options – Determination of the First Variable and Fixed Payment which contains a table for determining the adjusted age of the annuitant.

Illustration of Calculations for Annuity Unit Value

and Variable Annuity Payments

Formula and Illustration for Determining Annuity Unit Value

Annuity unit value = ABC

Where:	A =	Annuity unit value for the immediately preceding valuation period. Assume	= $X

	B =	Net investment factor for the valuation period for which the annuity unit value is being calculated. Assume	= Y

	C =	A factor to neutralize the assumed interest rate of 5% built into the annuity tables used. Assume	= Z

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Then, the annuity unit value is:         $ XYZ = $Q

Formula and Illustration for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	AB
$1,000

Where:	A =	The annuity value as of the maturity date. Assume	= $X

	B =	The annuity purchase rate per $1,000 based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the Contract. Assume	= $Y

Then, the first monthly variable annuity payment =	$XY = $Z
1,000

Formula and Illustration for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:	A =	The dollar amount of the first monthly variable annuity payment. Assume	= $X

	B =	The annuity unit value for the valuation date on which the first monthly payment is due. Assume	= $Y

Then, the number of annuity units =	$X = Z
$Y

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield – The yield quotation set forth in the prospectus for the TA Aegon Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield – The effective yield quotation for the TA Aegon Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the Transamerica Money Market VP subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

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EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

Hypothetical Charge – For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual Contract charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular Contract, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested amount. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the Contract and whether surrenders have been made previously during that Contract year. (See Section 5. Expenses—Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the Contracts, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the Transamerica Money Market VP subaccount and the funds are excluded from the calculation of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.

The yield on amounts held in the TA Aegon Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Money Market VP and its operating expenses. Because of the charges and deductions imposed under a Contract, the yield for the TA Aegon Money Market Subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Money Market subaccount, holding assets for the Contracts during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P(1 + T)n = ERV

Where:	P	=	a hypothetical initial payment of $1,000
	T	=	average annual total return
	n	=	number of years
	ERV	=	ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period.

For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Money Market subaccount, the calculations take into account all current fees that are charged under the Contract to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge and the annual Contract charge (The calculations may also reflect the mortality and expense risk charge for the compounding minimum death benefit rider or annual step-up death benefit rider). The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer charge that may be applicable to a particular Contract. In addition, the standardized average annual total returns of the TPLIC subaccounts reflect the performance of the Initial Class of shares for each underlying portfolios for the period from the Subaccount Inception Date to December 31, 2009, adjusted to deduct the 12b-1 fee for the Service Class shares of 0.25%.

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Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the Contract and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

Where:	T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the Contract. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the Contract had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the Contract, as if the Contract had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual Contract charge. Such data may or may not assume a complete surrender of the Contract at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a Contract until a distribution is made under the Contract. As a result, the Contract will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain

17

increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

TPLIC may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service, Inc. and Fitch Ratings. These ratings are opinions of an operating insurance company’s financial strength and capacity to meet its obligations to Contract owners. These ratings do not apply to the separate account, its subaccounts, the funds or their portfolios, or to their performance.

ADMINISTRATION

TPLIC performs administrative services for the Contracts. These services include issuance of the Contracts, maintenance of records concerning the Contracts, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by TPLIC. As presently required by the 1940 Act and regulations promulgated thereunder, TPLIC will mail to all Contract owners at their last known address of record, at least annually, reports containing such information as may be required under the 1940 Act or by any other applicable law or regulation. Contract owners will also receive confirmation of each financial transaction including: premium payments, transfers, partial surrenders, and a complete surrender, and any other reports required by law or regulation.

DISTRIBUTION OF THE CONTRACTS

TCI serves as principal underwriter for the Contracts. TCI’s home office is located at 4600 S. Syracuse St. Suite 1100 Denver, Colorado 80237-2719. TCI is an affiliate of TPLIC and, like TPLIC, is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of FINRA. TCI is not a member of the Securities Investor Protection Corporation.

The Contracts were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2014, 2013 and 2012, $7,135,416, $7,742,391 and $7,685,508, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or ISI may pay certain selling firms additional cash amounts for: (1) “preferred product” treatment of the Contracts in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

OTHER PRODUCTS

TPLIC makes other variable annuity contracts available that may also be funded through the separate account. These variable annuity contracts may have different features, such as different investment choices or charges.

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CUSTODY OF ASSETS

TPLIC holds assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from TPLIC’s general account assets. TPLIC maintains records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by TPLIC’s fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of TPLIC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2014 and the statutory-basis financial statements and schedules of TPLIC at December 31, 2014, appearing herein, have been audited by PricewaterhouseCoopers LLP, One North Wacker Drive, Chicago, IL 60606, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

The statements of operations and changes in net assets of the Separate Account at December 31, 2013 and for the periods December 31, 2013 and before disclosed in the financial statements, and the statutory-basis balance sheets of TPLIC at December 31, 2013 and the related statutory-basis statements of operations, changes in capital and surplus and cash flows for each of the two years in the period ended, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this SAI. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). TPLIC’s financial statements, which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for TPLIC as of December 31, 2014 and 2013 (restated) and for each of the three years in the period ended December 31, 2014 have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the Contract.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the Contract is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% separate account annuitization charge, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only	Life 10	Life Only	Life 10	Life Only	Life 10
10 (age 70)	$1,112	$1,049	$1,035	$999	$876	$870
15	1,787	1,605	1,663	1,545	1,366	1,349
20 (age 80)	2,960	2,440	2,777	2,392	2,200	2,116

Life Only = Life Annuity with No Period Certain         Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrender amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment return. If the supportable payment

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at any payment date during a rider year is greater than the scheduled payment for that Contract year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the Contract to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the Contract and the Guaranteed Minimum Income Benefit Rider. The following graphs have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the Contract or the Guaranteed Minimum Income Benefit Rider. The graphs incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The graphs are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will , in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate graph below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the Contract and the rider.

•

The graph for the Contract assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

•

The graph for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000, the entire MAV was allocated to variable annuity payments, the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

•	The graph illustrates gross of 10.00% (net returns after expenses and after AIR deduction are 3.60% for the Contract and 2.50% for the rider).

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Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,367.27
12	$1,564.83	$1,403.44
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07
* The corresponding net returns are 3.60% and 2.50%.

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Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly Payment at the Beginning of Contract Year	Annuitization under Contract (AV=$150,000)	Annuitization under Rider (MAV=$180,000)
1	$1,060.50	$1,054.80
2	$992.63	$1,054.80
3	$929.10	$1,054.80
4	$869.64	$1,054.80
5	$813.98	$1,054.80
6	$761.89	$1,054.80
7	$713.13	$1,054.80
8	$667.49	$1,054.80
9	$624.77	$1,054.80
10	$584.78	$1,054.80
11	$547.36	$1,054.80
12	$512.32	$1,054.80
13	$479.54	$1,054.80
14	$448.85	$1,054.80
15	$420.12	$1,054.80
16	$393.23	$1,054.80
17	$368.06	$1,054.80
18	$344.51	$1,054.80
19	$322.46	$1,054.80
20	$301.82	$1,054.80
* The corresponding net returns are -6.40% and -7.50%.

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The Hypothetical Illustration based on 0% Gross Rate graph above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the Contract and rider. The assumptions are the same as the above except the 0% gross rate. The graph illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are –6.4% for the Contract and –7.5% for the rider.

The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the Contract and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the Contract, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

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FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Transamerica Premier Life Insurance Company

Years Ended December 31, 2014, 2013 and 2012

Transamerica Premier Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2014, 2013 and 2012

Independent Auditor’s Report

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company, which comprise the statutory balance sheet as of December 31, 2014, and the related statutory statements of operations and changes in capital and surplus, and cash flows for the year then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31,2014, or the results of its operations or its cash flows for the year then ended.

1

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended, in accordance with the accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa described in Note 1.

Emphasis of Matter

As discussed in Note 1 to the financial statements, the financial statements give retroactive effect to the merger of Western Reserve Life Assurance Co. of Ohio into the Company on October 1, 2014 in a transaction accounted for as a statutory merger. Our opinion is not modified with respect to this matter.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules as of December 31, 2014 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The effects on the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2014 and for the year then ended. The Summary of Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the of Summary Investments-Other than Investments in Related Parties, Supplementary Insurance Information, and Reinsurance Schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 28, 2015

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Report of Independent Auditors

The Board of Directors

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory-basis financial statements of Transamerica Premier Life Insurance Company, which comprise the balance sheet as of December 31, 2013, the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the two years in the period ended December 31, 2013, and the related notes to the financial statements. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Management also is responsible for the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1, to meet the requirements of Iowa the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

3

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Transamerica Premier Life Insurance Company at December 31, 2013, or the results of its operations or its cash flows for each of the two years in the period ended December 31, 2013.

Opinion on Statutory-Basis of Accounting

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Transamerica Premier Life Insurance Company at December 31, 2013 and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2013 in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

/s/ Ernst & Young LLP

February 6, 2015

4

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2014	2013
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$749,886	$669,470
Bonds:
Affiliated entities	—	57,200
Unaffiliated entities	14,275,747	13,772,852
Preferred stocks	39,691	9,541
Common stocks:
Affiliated entities (Cost: 2014- $58,170; 2013- $57,205)	50,440	51,947
Unaffiliated entities (Cost: 2014- $42,155; 2013- $44,500)	42,773	45,669
Mortgage loans on real estate	1,903,557	1,770,665
Real estate, at cost less accumulated depreciation (2014 - $21,942; 2013- $19,541)
Home office properties	26,728	27,382
Investment properties	359	385
Properties held for sale	11,708	13,159
Policy loans	922,969	913,349
Receivables for securities	2,809	—
Collateral balance	—	8,787
Derivatives	51,053	186,389
Securities lending reinvested collateral assets	296,346	410,474
Other invested assets	859,769	799,587

Total cash and invested assets	19,233,835	18,736,856
Premiums deferred and uncollected	198,937	180,894
Accrued investment income	182,681	183,614
Net deferred income tax asset	233,500	249,096
Receivable from parent, subsidiaries and affiliates	80,051	50,633
Cash surrender value of life insurance policies	158,942	155,614
Reinsurance receivable	28,696	20,618
Goodwill	5,328	6,582
Contribution receivable from parent	—	135,000
Other assets	53,705	53,676
Separate account assets	22,071,958	21,495,480

Total admitted assets	$42,247,633	$41,268,063

5

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2014	2013
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$7,571,015	$7,353,536
Annuity	3,660,269	3,815,167
Accident and health	648,625	717,516
Policy and contract claim reserves:
Life	153,338	152,544
Accident and health	121,157	110,669
Liability for deposit-type contracts	673,282	697,415
Other policyholders’ funds	8,403	6,631
Remittances and items not allocated	20,381	14,935
Reinsurance in unauthorized companies	9,804	1,980
Asset valuation reserve	247,773	261,614
Interest maintenance reserve	310,919	328,701
Federal income taxes payable	128,297	11,664
Funds held under reinsurance agreements	3,862,985	4,352,690
Payable for securities	3	8,000
Unearned investment income	14,966	15,375
Transfers from separate accounts due or accrued	(151,489)	(241,999)
Deferred derivative gain	3,616	3,616
Derivatives	24,233	29,331
Payable for securities lending	296,346	410,474
Payable for derivative cash collateral	351,983	150,115
Borrowed money	290,995	80,171
Other liabilities	154,069	115,766
Separate account liabilities	22,071,958	21,495,480

Total liabilities	40,472,928	39,891,391
Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Surplus notes	160,000	160,000
Paid-in surplus	910,045	909,326
Aggregate write-ins for special surplus funds	2,573	—
Unassigned surplus	691,950	297,209

Total capital and surplus	1,774,705	1,376,672

Total liabilities and capital and surplus	$42,247,633	$41,268,063

See accompanying notes.

6

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$998,356	$974,903	$803,484
Annuity	755,165	714,379	620,253
Accident and health	4,583,806	558,286	582,688
Net investment income	825,970	821,819	904,043
Amortization of interest maintenance reserve	24,763	16,339	12,545
Commissions and expense allowances on reinsurance ceded	46,416	194,143	369,734
Income from fees associated with investment management, administration and contract guarantees for separate accounts	329,455	332,299	337,561
Income earned on company owned life insurance	3,328	6,111	4,320
Reserve adjustments on reinsurance ceded	(272,265)	(239,628)	(775,877)
Consideration on reinsurance transaction	54,150	1,866	34
Other income	42,661	30,658	23,180

	7,391,805	3,411,175	2,881,965
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	601,891	583,659	536,829
Annuity benefits	327,261	332,334	327,409
Surrender benefits	1,233,336	1,560,881	1,248,139
Other benefits	96,032	87,904	69,466
Increase (decrease) in aggregate reserves for policies and contracts:
Life	217,907	212,005	(220,781)
Annuity	(166,726)	(295,921)	(269,328)
Accident and health	(68,891)	154,282	42,081

	2,240,810	2,635,144	1,733,815
Insurance expenses:
Commissions	467,288	473,673	467,901
General insurance expenses	297,889	292,305	292,809
Taxes, licenses and fees	59,097	65,221	49,113
Net transfers from separate accounts	(296,321)	(593,600)	(296,865)
Change in provision for liquidity guarantees	(14)	(1,485)	(2,050)
Reinsurance reserve adjustment	3,914,522	(10)	(10)
Funds withheld ceded investment income	150,424	154,894	226,011
Experience refunds	(15)	246	(319)
Other expenses	25,661	6,997	608

	4,618,531	398,241	737,198

Total benefits and expenses	6,859,341	3,033,385	2,471,013
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital gains (losses) on investments	$532,464	$377,790	$410,952

7

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Dividends to policyholders	$1,255	$1,280	$1,301

Gain from operations before federal income tax expense and net realized capital gains (losses) on investments	531,209	376,510	409,651
Federal income tax expense	196,140	49,579	123,643

Gain from operations before net realized capital gains (losses) on investments	335,069	326,931	286,008
Net realized capital gains (losses) on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	15,662	(248)	(12,467)

Net income	$350,731	$326,683	$273,541

See accompanying notes.

8

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Write-Ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2012
As originally presented	7,364	2,773	121,120	160,000	620,791	68,805	980,853
Merger of Western Reserve Life Assurance Co. of Ohio (WRL)	2,500	—	67,503	—	149,627	55,568	275,198
Merger adjustment - retire WRL stock	(2,500)	—	—	—	2,500	—	—

Balance at January 1, 2012	7,364	2,773	188,623	160,000	772,918	124,373	1,256,051
Net income	—	—	—	—	—	273,541	273,541
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(33,141)	(33,141)
Change in nonadmitted assets	—	—	—	—	—	(37,523)	(37,523)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	500	500
Change in net deferred income tax asset	—	—	—	—	—	(11,614)	(11,614)
Change in asset valuation reserve	—	—	—	—	—	(12,669)	(12,669)
Change in surplus as a result of reinsurance	—	—	—	—	—	186,202	186,202
Increase in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(188,623)	—	—	188,623	—
Dividends to stockholders	—	—	—	—	—	(477,000)	(477,000)
Correction of error - reinsurance	—	—	—	—	—	4,907	4,907
Long-term incentive compensation	—	—	—	—	482	—	482

Balance at December 31, 2012	$7,364	$2,773	$—	$160,000	$773,400	$206,199	$1,149,736
Net income	—	—	—	—	—	326,683	326,683
Capital contribution	—	—	—	—	135,000	—	135,000
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	99,719	99,719
Change in nonadmitted assets	—	—	—	—	—	(7,559)	(7,559)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	452	452
Change in net deferred income tax asset	—	—	—	—	—	(13,332)	(13,332)
Change in asset valuation reserve	—	—	—	—	—	(57,583)	(57,583)
Change in surplus as a result of reinsurance	—	—	—	—	—	(79,403)	(79,403)
Correction of error related to deferred tax asset	—	—	—	—	—	7,033	7,033
Dividends to stockholders	—	—	—	—	—	(185,000)	(185,000)
Long-term incentive compensation	—	—	—	—	926	—	926

Balance at December 31, 2013	$7,364	$2,773	$—	$160,000	$909,326	$297,209	$1,376,672

9

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Aggregate Write-ins for special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at December 31, 2013	7,364	2,773	—	160,000	909,326	297,209	1,376,672
Net income	—	—	—	—	—	350,731	350,731
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(83,256)	(83,256)
Change in net unrealized foreign exchange gains/losses, net of tax	—	—	—	—	—	93	93
Change in nonadmitted assets	—	—	—	—	—	(58,865)	(58,865)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(7,824)	(7,824)
Change in reserve on account of change in valuation basis	—	—	—	—	—	428	428
Change in net deferred income tax asset	—	—	—	—	—	(23,947)	(23,947)
Change in asset valuation reserve	—	—	—	—	—	13,841	13,841
Change in surplus as a result of reinsurance	—	—	—	—	—	267,941	267,941
Dividends to stockholders	—	—	—	—	—	(50,000)	(50,000)
Correction of error - reserve credit taken	—	—	—	—	—	(11,828)	(11,828)
ACA section 9010 estimated assessment	—	—	2,573	—	—	(2,573)	—
Capital contribution	—	—	—	—	719	—	719

Balance at December 31, 2014	$7,364	$2,773	$2,573	$160,000	$910,045	$691,950	$1,774,705

See accompanying notes.

10

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Operating activities
Premiums collected, net of reinsurance	$6,330,343	$2,273,697	$2,022,792
Net investment income	862,365	857,655	937,813
Reserve adjustments on reinsurance ceded	(272,265)	(232,229)	(787,692)
Consideration on reinsurance transaction	54,150	1,866	34
Commission and expense allowances on reinsurance ceded	87,119	114,865	549,158
Miscellaneous (loss) income	375,593	370,818	385,016
Benefit and loss related payments	(2,291,355)	(2,548,062)	(2,115,253)
Net transfers from separate accounts	360,633	638,040	389,616
Commissions, expenses paid and aggregate write-ins for deductions	(4,458,850)	(1,062,698)	(1,080,042)
Dividends paid to policyholders	(1,316)	(1,316)	(1,343)
Federal income taxes (paid) received	(83,769)	18,445	(258,129)

Net cash provided by operating activities	962,648	431,081	41,970
Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	1,992,267	2,515,784	5,571,630
Stocks	3,662	40,701	25,892
Mortgage loans	206,081	482,187	310,313
Real estate	4,082	2,950	3,570
Other invested assets	123,279	133,818	113,631
Securities lending reinvested collateral assets	114,129	24,844	4,729
Derivatives	37,103	—	—
Miscellaneous proceeds	165,730	36,946	9,588

Total investment proceeds	2,646,333	3,212,386	6,039,353
Costs of investments acquired:
Bonds	(2,468,084)	(2,793,628)	(3,976,984)
Stocks	(31,395)	(5,785)	(20,328)
Mortgage loans	(339,734)	(337,314)	(48,599)
Real estate	(7,116)	(8,034)	(5,224)
Other invested assets	(179,832)	(67,241)	(58,446)
Securities lending reinvested collateral assets	—	—	(21,939)
Derivatives	—	(66,568)	(47,592)
Miscellaneous applications	(165,906)	(2,400)	(6,378)

Total cost of investments acquired	(3,192,067)	(3,256,126)	(4,185,490)
Net (increase) decrease in policy loans	(9,620)	(24,583)	4,314

Net cost of investments acquired	(3,201,687)	(3,280,709)	(4,181,176)

Net cash (used in) provided by investing activities	(555,354)	(68,323)	1,858,177

11

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	2012
Financing and miscellaneous activities
Net withdrawals on deposit-type contracts and other insurance liabilities	$(1,007,531)	$(1,633,515)	$(611,246)
Net change in:
Reinsurance on deposit-type contracts and other insurance liabilities	995,438	1,292,709	456,205
Borrowed funds	210,207	47,396	27,264
Funds held under reinsurance treaties with unauthorized reinsurers	(489,686)	(805,994)	(764,169)
Receivable from parent, subsidiaries and affiliates	(3,694)	(37,853)	93,909
Payable to parent, subsidiaries and affiliates	610	(34,378)	(113,137)
Payable for securities lending	114,129	(24,754)	17,213
Other cash (applied) provided	(231,351)	148,343	153,812
Dividends to stockholders	(50,000)	(185,000)	(477,000)
Capital contribution received	135,000	—	—

Net cash used in financing and miscellaneous activities	(326,878)	(1,233,046)	(1,217,149)

Net increase (decrease) in cash, cash equivalents and short-term investments	80,416	(870,288)	682,998
Cash, cash equivalents and short-term investments:
Beginning of year	669,470	1,539,758	856,760

End of year	$749,886	$669,470	$1,539,758

See accompanying notes.

12

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

On October 1, 2014, the Company completed a merger with Western Reserve Life Assurance Co. of Ohio (WRL). The merger was accounted for in accordance with Statement of Statutory Accounting Principles (SSAP) No. 68, Business Combinations and Goodwill, as a statutory merger. As such, financial statements for periods prior to the merger were combined and the recorded assets, liabilities and surplus of WRL were carried forward to the merged company. As a result of the merger, WRL’s common stock was deemed cancelled by operation of law. In exchange for its agreement to merge WRL into the Company, AEGON USA, LLC (AEGON), the parent of WRL, received one share of common stock of CGC.

13

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Summarized audited financial information for the Company and WRL presented separately for periods prior to the merger is as follows:

	Nine Months Ended	Year Ended	Year Ended
	September 30	December 31	December 31
	2014	2013	2012
	Unaudited
Revenues:
Company	$1,896,267	$2,490,781	$2,015,383
WRL	733,292	920,394	866,582
Merger reclassifications	—	—	—

	$2,629,559	$3,411,175	$2,881,965

Net income (loss):
Company	$(113,066)	$166,874	$143,546
WRL	71,064	159,809	129,995
Merger reclassifications	—	—	—

	$(42,002)	$326,683	$273,541

	September 30 2014	December 31 2013	December 31 2012
	Unaudited
Assets:
Company	$32,048,493	$31,853,240	$31,057,182
WRL	9,310,145	9,420,319	8,613,889
Merger reclassifications	—	(5,496)	(30,731)

	$41,358,638	$41,268,063	$39,640,340

Liabilities:
Company	$31,349,277	$30,882,016	$30,245,862
WRL	8,873,734	9,014,871	8,275,473
Merger reclassifications	—	(5,496)	(30,731)

	$40,223,011	$39,891,391	$38,490,604

Capital and surplus:
Company	$699,216	$971,224	$811,320
WRL	436,411	405,448	338,416
Merger reclassifications	—	—	—

	$1,135,627	$1,376,672	$1,149,736

14

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Nature of Business

The Company sells a full line of insurance products, including individual, credit, group, variable universal life and variable annuity coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indices, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than

15

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment (OTTI) is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an OTTI has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an OTTI has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication (synthetic asset) transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

16

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

17

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired: Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts inforce at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under NAIC SAP.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

18

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

19

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

20

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

21

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not

22

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $25,464 and $31,763 at December 31, 2014 and 2013, respectively, is net of the reserve of $10,823 and $12,375, respectively. Interest income of $1,849 and $1,969 was recognized for the years ended December 31, 2014 and 2013 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required or permitted by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

23

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2014 and 2013, the Company excluded investment income due and accrued for bonds in default of $80 and $210, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

24

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Total return swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the S&P or interest rate index) and floating leg (tied to LIBOR) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedge item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

25

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

26

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements. The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should

27

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade corporate asset or sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

The Company holds some warrants linked to an Argentina Government GDP as part of an authorized workout from the Argentina Brady Bonds. The Company was put into these warrants and did not voluntarily transact into these types of instruments. The Company does not have any downside risk to the warrants, and only receives a payment if the GDP is above a specific threshold. These swaps are marked to fair value in the balance sheet and the fair value adjustment is recorded in capital and surplus.

Separate Accounts

Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

28

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company received variable contract premiums of $888,892, $852,784 and $771,541 in 2014, 2013 and 2012, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $329,455, $332,299 and $337,561, in 2014, 2013 and 2012, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon

29

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

30

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract. The Company did not participate in repurchase agreements during 2014 or 2013.

31

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2014
2014	$–	$325,365	$196,467	$128,898
2013 and prior	194,549	(6,655)	100,673	87,221

	194,549	$318,710	$297,140	216,119

Active life reserve	633,636			553,663

Total accident and health reserves	$828,185			$769,782

32

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2013
2013	$–	$289,371	$176,434	$112,937
2012 and prior	196,312	(7,755)	106,945	81,612

	196,312	$281,616	$283,379	194,549

Active life reserve	487,112			633,636

Total accident and health reserves	$683,424			$828,185

The Company’s unpaid claims reserve was decreased by $6,655 and $7,755 for the years ended December 31, 2014 and 2013, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2014 and 2013 resulted primarily from variances in the estimated frequency of claims and claim severity.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $2,931 and $2,367, respectively. The Company incurred $4,621 and paid $4,057 of claim adjustment expenses during 2014, of which $2,111 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $3,895 and paid $3,624 of claim adjustment expenses during 2013, of which $1,972 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2014 or 2013.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

33

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $719, $926 and $482 for the years ended December 31, 2014, 2013 and 2012, respectively.

Consistency of Presentation

Differences in tabular totals and references between footnotes are caused by rounding differences not considered to be significant to the financial statement presentation.

Recent Accounting Pronouncements

Effective December 31, 2014, the Company adopted revisions to SSAP No. 104R, Share-Based Payments, which provides guidance for share-based payments transactions with non-employees. The adoption of this revision had no impact to the financial position and results of operations of the Company.

Effective December 15, 2014, the Company adopted SSAP No. 107, Accounting for Risk-Sharing Provisions of the Affordable Care Act, which establishes accounting treatment for the three risk sharing programs of the Affordable Care Act (ACA). Disclosures related to the assets, liabilities and revenue elements by program, previously adopted in SSAP No. 35R, Guaranty Fund and Other Assessments – Revised (SSAP No. 35R), were moved to this SSAP. The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 106, Affordable Care Act Assessments, which adopted with modifications the guidance in Accounting Standards Update (ASU) 2011-06: Other Expenses – Fees Paid to the Federal Government by Health Insurers and moves the ACA Section 9010 fee guidance from SSAP No. 35R, to SSAP No. 106. The adoption of this standard had no material impact on the financial position or results of operations of the Company.

Effective January 1, 2014, the Company adopted SSAP No. 105, Working Capital Finance Investments, which allows working capital finance investments to be admitted assets if certain criteria are met. The adoption of this standard had no impact to the financial position or results of operations of the Company.

34

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Effective January 1, 2014, the Company adopted revisions to SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled or affiliated entities), which requires Federal Home Loan Bank (FHLB) capital stock to be reported at par value and expands the disclosures related to FHLB capital stock, collateral pledged to the FHLB and borrowing from the FHLB. The adoption of these revisions did not impact the Company’s financial position or results of operations, as the company has no FHLB agreements.

Effective December 31, 2013, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision did not impact the financial position or results of operations of the Company as revisions relate to disclosures only. See Note 16 for further discussion.

Effective January 1, 2013, the Company adopted SSAP No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards did not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by AEGON.

Effective January 1, 2013, the Company adopted SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The adoption of this standard did not impact the financial position or results of operation of the Company.

Effective January 1, 2013, the Company adopted non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision did not impact the financial position or results of operations of the Company.

35

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position and did not require any additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

36

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $188,623 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

Effective January 1, 2015 the Company will adopt guidance that moves wholly-owned, single member/single asset LLCs where the underlying asset is real estate, into the scope of SSAP No. 40, Real Estate Investments, when specific conditions are met, and clarifies in SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, that these types of investments are within the scope of SSAP No. 40. The adoption of this guidance is expected to be immaterial to the financial position and results of operations of the Company.

Reclassifications

During 2013, the Company changed the presentation of deposit-type contract fund deposit and withdrawal activity within the Statement of Cash Flow. As a result of this change, $613,183 was reclassified from Other cash provided (applied) to Net withdrawals on deposit-type contracts and other insurance liabilities within the 2012 Statement of Cash Flow to conform to the 2013 presentation.

On the 2012 Statements of Operations, $10,786 was reclassified from Premiums and other considerations, net of reinsurance: Annuity to Premiums and other considerations, net of reinsurance: Life as it was determined that this amount represented considerations for supplementary contracts with life contingencies and should be shown accordingly.

2. Prescribed and Permitted Statutory Accounting Practices

The State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

37

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

	2014	2013	2012
Net income, State of Iowa basis	$350,731	$326,683	$273,541
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income, NAIC SAP	$350,731	$326,683	$273,541

Statutory surplus, State of Iowa basis	$1,774,705	$1,376,672	$1,149,736
State prescribed practice for secondary guarantee reinsurance	—	(38,696)	(36,211)

Statutory surplus, NAIC SAP	$1,774,705	$1,337,976	$1,113,525

The Company previously disclosed a state prescribed practice for secondary guarantee reinsurance. The prescribed practice entitled the Company to take reserve credit for such reinsurance contracts in the amount equal to the portion of the reserves attributable to the secondary guarantee. As a result of the NAIC adopting Actuarial Guideline XXXXVIII (AG48) during 2014, the previously disclosed prescribed practice is no longer necessary.

3. Accounting Changes and Correction of Errors

During 2014, the Company discovered that the reserve credit reported under an affiliated reinsurance agreement included risks to be retained by the Company. The impact of this error was an understatement of the reserve liability and overstatement of capital and surplus of $11,828 as of December 31, 2013. This was corrected in 2014 and is reflected as a correction of an error in the capital and surplus accounts of the Statements of Operations.

In 2014 after the filing of the Annual Statement, the Company discovered an error in the reporting of an affiliated modified coinsurance transaction resulting in misstatements of the reserve adjustments on reinsurance ceded, commissions and expense allowances on reinsurance ceded, and benefit expenses in the Statement of Operations. The impact of this error on the aforementioned accounts as of December 31, 2011 was an understatement of net income of $7,549 ($4,907 net of tax). This was corrected and is reflected as a correction of an error in the capital and surplus accounts of the 2012 Statement of Changes in Capital and Surplus. The 2012 financial statements have been restated to properly reflect the impact of the error and the 2013 financial statements have been properly stated.

38

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

During 2013, the Company determined the mark-to-market adjustment on certain swap unwinds within its synthetic asset mortgage loan program were incorrectly not made for purposes of determining taxable income at December 31, 2011. Upon reviewing the impact on the prior years, an adjustment of $7,033 was designated as a prior year correction of an error and presented as a change in unassigned surplus for the year ended December 31, 2013.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

39

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 —	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 —	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 —	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

40

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

41

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures.

42

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2014 and 2013, respectively:

	December 31
	2014
						Not
						practicable
	Aggregate	Admitted				(Carrying
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$758,915	$758,915	$—	$758,915	$—	$—
Bonds	15,718,796	14,275,747	937,552	14,133,063	648,181	—
Preferred stocks, other than affiliates	39,072	39,691	—	38,936	136	—
Common stocks, other than affiliates	42,773	42,773	1,459	34	41,280	—
Mortgage loans on real estate	2,001,580	1,903,557	—	—	2,001,580	—
Other invested assets	143,436	128,178	—	134,039	9,397	—
Options	40,417	40,417	108	37,068	3,241	—
Interest rate swaps	18,331	2,140	—	18,331	—	—
Currency swaps	13,736	6,026	—	13,736	—	—
Credit default swaps	2,265	1,802	—	2,265	—	—
Equity Swaps	668	668	—	668	—	—
Policy loans	922,969	922,969	—	922,969	—	—
Securities lending reinvested collateral	296,291	296,346	—	296,291	—	—
Receivable from parent, subsidiaries and affiliates	80,051	80,051	—	80,051	—	—
Separate account assets	20,804,337	20,804,337	18,865,831	1,936,436	2,070	—
Liabilities
Investment contract liabilities	3,767,213	3,580,593	—	97,957	3,669,256	—
Options	64	64	64	—	—	—
Equity swaps	3,923	3,923	—	3,923	—	—
Interest rate swaps	(412,449)	8,144	—	(412,449)	—	—
Currency swaps	15,499	7,129	—	15,499	—	—
Credit default swaps	(1,213)	4,973	—	(1,213)	—	—
Separate account annuity liabilities	18,429,270	18,429,270	—	18,429,270	—	—
Surplus notes	197,478	160,000	—	197,478	—	—

43

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	December 31
	2013
						Not
						practicable
	Aggregate	Admitted				(Carrying
	Fair Value	Assets	(Level 1)	(Level 2)	(Level 3)	Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$577,805	$577,805	$—	$577,805	$—	$—
Bonds	14,448,382	13,830,052	897,866	13,018,704	531,812	—
Preferred stocks, other than affiliates	8,955	9,541	—	8,819	136	—
Common stocks, other than affiliates	45,669	45,669	4,313	2	41,354	—
Mortgage loans on real estate	1,830,254	1,770,665	—	—	1,830,254	—
Other invested assets	139,812	133,028	—	133,114	6,698	—
Options	175,442	174,065	238	170,009	5,195	—
Interest rate swaps	4,890	4,216	—	4,890	—	—
Currency swaps	11,725	6,153	—	11,725	—	—
Credit default swaps	3,864	1,955	—	3,864	—	—
Policy loans	913,349	913,349	—	913,349	—	—
Securities lending reinvested collateral	410,403	410,474	—	410,403	—	—
Receivable from parent, subsidiaries and affiliates	50,633	50,633	—	50,633	—	—
Separate account assets	20,607,030	20,607,030	18,606,760	1,998,253	2,017	—
Liabilities
Investment contract liabilities	4,097,963	4,074,085	—	72,959	4,025,004	—
Equity swaps	4,100	4,100	—	4,100	—	—
Interest rate swaps	(141,882)	4,164	—	(141,882)	—	—
Currency swaps	19,741	13,783	—	19,741	—	—
Credit default swaps	(4,576)	7,284	—	(4,576)	—	—
Separate account annuity liabilities	17,797,081	17,799,809	—	17,721,127	75,954	—
Surplus notes	168,622	160,000	—	—	168,622	—

44

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2014 and 2013:

	2014
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$18,052	$—	$18,052
Industrial and miscellaneous	—	4,628	37,160	41,788

Total bonds	—	22,680	37,160	59,840
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Mutual funds	—	32	—	32
Industrial and miscellaneous	1,459	1	41,280	42,740

Total common stock	1,459	33	41,280	42,772
Short-term
Government	—	5	—	5
Industrial and miscellaneous	—	545,843	—	545,843
Mutual funds	—	210,578	—	210,578
Sweep accounts	—	2,489	—	2,489

Total short-term	—	758,915	—	758,915
Securities lending reinvested collateral		295,235		295,235
Derivative assets	108	69,802	3,241	73,151
Separate account assets	18,865,832	1,936,436	13,969	20,816,237

Total assets	$18,867,399	$3,083,101	$95,786	$22,046,286

Liabilities:
Derivative liabilities	$64	$(409,744)	$—	$(409,680)

Total liabilities	$64	$(409,744)	$—	$(409,680)

45

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	2013
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$—	$15,835	$—	$15,835
Industrial and miscellaneous	—	14,143	43,403	57,546

Total bonds	—	29,978	43,403	73,381
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Industrial and miscellaneous	4,313	2	41,354	45,669

Total common stock	4,313	2	41,354	45,669
Short-term
Government	—	5	—	5
Industrial and miscellaneous	—	346,761	—	346,761
Mutual funds	—	230,675	—	230,675
Sweep accounts	—	364	—	364

Total short-term	—	577,805	—	577,805
Securities lending reinvested collateral	—	394,505	—	394,505
Derivative assets	238	186,624	5,195	192,057
Separate account assets	18,606,760	1,998,253	13,923	20,618,936

Total assets	$18,611,311	$3,187,167	$104,011	$21,902,489

Liabilities:
Derivative liabilities	$—	$126,124	$—	$126,124
Separate account liabilities	538	1,129	—	1,667

Total liabilities	$538	$127,253	$—	$127,791

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

46

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Common stock in Level 2 represents money market mutual funds carried at amortized cost and warrants that are valued using vendor inputs. Common stock in Level 3 is comprised primarily of shares in the FHLB of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of short-term investments.

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Derivatives classified as Level 3 represent Total Return Forward Bond Purchases and Warrants based on the GDP of the Argentine government. The Total Return Forward Bond Purchases are determined by using the US Treasury repo curve estimates which is then compared to the strike price to estimate future payoff. The payoff is then discounted to the present value using the standard USD LIBOR curve. The Argentine Warrants are determined by a confirmations received from brokers, and then modelled accordingly when compared to the sovereign issuance.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using non-binding broker quotes, which cannot be corroborated by other market observable data or internal modeling which utilize inputs that are not market observable.

Separate account liabilities consist of derivative liabilities held on the separate accounts. They are valued in the same way as the general account derivatives (described above).

During 2014 and 2013, there were no transfers between Level 1 and 2, respectively.

47

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following tables summarize the changes in assets classified in Level 3 for 2014 and 2013:

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2014	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$214	$8	$—	$6	$(51)
Other	43,189	1,684	2,020	(1,666)	(684)
Preferred stock	136	—	—	—	—
Common stock	41,354	—	—	—	(2)
Derivatives	5,195	—	—	—	(1,954)
Separate account assets	13,923	774	—	(63)	168

Total	$104,011	$2,466	$2,020	$(1,723)	$(2,523)

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2014
Bonds
RMBS	$—	$—	$—	$1	$176
Other	—	—	—	3,519	36,984
Preferred stock	—	—	—	—	136
Common stock	—	—	72	—	41,280
Derivatives	—	—	—	—	3,241
Separate account assets	—	—	—	833	13,969

Total	$—	$—	$72	$4,353	$95,786

48

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

				Total Gains	Total Gains
	Balance at	Transfers	Transfers	and (Losses)	and (Losses)
	January 1,	into	out of	Included in	Included in
	2013	Level 3	Level 3	Net income (a)	Surplus (b)
Bonds
RMBS	$247	$—	$—	$(128)	$95
Other	15,775	12,501	—	(526)	17,659
Preferred stock	136	—	—	—	—
Common stock	73,233	84	—	(13)	(1,006)
Derivatives	—	—	—	2,753	—
Separate account assets	24,038	—	11,839	78	2,777

Total	$113,429	$12,585	$11,839	$2,164	$19,525

					Balance at
					December 31,
	Purchases	Issuances	Sales	Settlements	2013
Bonds
RMBS	$—	$—	$—	$—	$214
Other	142	—	—	2,362	43,189
Preferred stock	—	—	—	—	136
Common stock	15	—	18,725	12,234	41,354
Derivatives	—	2,442	—	—	5,195
Separate account assets	—	—	—	1,131	13,923

Total	$157	$2,442	$18,725	$15,727	$104,011

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributed to securities being carried at amortized cost at December 31, 2013 and 2012, subsequently being carried at fair value during 2014 and 2013. In addition, transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2012, subsequently changing to being internally modeled during 2013.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2013, subsequently changing to being carried at amortized cost during 2014.

49

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Transfers in for common stock were attributed to securities being valued using third party vendor inputs at December 31, 2012, subsequently changing to being internally modeled during 2013.

Transfers in for separate account bonds were attributable to securities being valued using third party vendor inputs at December 31, 2013, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2014.

Transfers out for separate account bonds were partly attributed to securities being valued using non-binding broker quotes or internal modeling which utilize unobservable inputs at December 31, 2012, subsequently changing to being valued using third party vendor inputs during 2013.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2014, the Company has several properties that it is exploring the sale of. Therefore, these properties are carried at fair value less cost to sell, which amounts to $11,708. There are no properties that have a carrying amount less than its fair value; and therefore are not carried at fair value as of December 31, 2014.

The Company also had parcels of land that were held for sale as of December 31, 2013. Fair value less cost to sell of these properties was $13,159. One parcel of land has a carrying amount less than its fair value and therefore is not carried at fair value as of December 31, 2013.

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

50

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$606,943	$106,597	$1,298	$—	$712,242
State, municipal and other government	442,243	47,544	2,720	655	486,412
Hybrid securities	449,898	16,602	51,752	706	414,042
Industrial and miscellaneous	9,705,629	1,265,411	35,493	22,022	10,913,525
Mortgage and other asset-backed securities	3,071,034	176,352	51,938	2,873	3,192,575

	14,275,747	1,612,506	143,201	26,256	15,718,796
Unaffiliated preferred stocks	39,691	476	973	122	39,072

	$14,315,438	$1,612,982	$144,174	$26,378	$15,757,868

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$685,974	$12,407	$3,338	$18,494	$676,549
State, municipal and other government	439,249	37,314	2,172	9,753	464,638
Hybrid securities	424,630	10,055	53,637	73	380,975
Industrial and miscellaneous	9,443,788	790,135	65,906	109,062	10,058,955
Mortgage and other asset-backed securities	2,779,211	132,731	61,870	29,282	2,820,790

	13,772,852	982,642	186,923	166,664	14,401,907
Unaffiliated preferred stocks	9,541	411	997	—	8,955

	$13,782,393	$983,053	$187,920	$166,664	$14,410,862

51

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 292 and 239 securities with a carrying amount of $1,895,196 and $1,555,267 and an unrealized loss of $144,174 and $187,920 with an average price of 92.4 and 87.9 (fair value/amortized cost). Of this portfolio, 83.6% and 76.6% were investment grade with associated unrealized losses of $84,425 and $126,375, respectively.

At December 31, 2014 and 2013, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 286 and 568 securities with a carrying amount of $1,170,892 and $3,698,219 and an unrealized loss of $26,377 and $166,664 with an average price of 97.8 and 95.5 (fair value/amortized cost). Of this portfolio, 89.4% and 97.4% were investment grade with associated unrealized losses of $23,373 and $162,265, respectively.

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 4 and 3 securities with a cost of $14,066 and $14 and an unrealized loss of $2 and $1 with an average price of 100.0 and 96.9 (fair value/cost).

At December 31, 2014 and 2013, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 2 and 2 securities with a cost of $3 and $14,052 and an unrealized loss of $2 and $1 with an average price of 40.6 and 100.0 (fair value/cost).

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2014 and 2013 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2014
Unaffiliated bonds:
United States Government and agencies	$26,726	$—	$26,726
State, municipal and other government	31,624	14,444	46,068
Hybrid securities	149,355	33,359	182,714
Industrial and miscellaneous	913,513	714,641	1,628,154
Mortgage and other asset-backed securities	627,777	352,043	979,820

	1,748,995	1,114,487	2,863,482
Unaffiliated preferred stocks	2,027	30,028	32,055
Unaffiliated common stocks	14,064	1	14,065

	$1,765,086	$1,144,516	$2,909,602

52

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	Losses 12	Losses Less
	Months or	Than 12
	More	Months	Total
December 31, 2013
Unaffiliated bonds:
United States Government and agencies	$15,610	$436,903	$452,513
State, municipal and other government	11,790	124,818	136,608
Hybrid securities	197,309	22,080	219,389
Industrial and miscellaneous	618,335	2,204,083	2,822,418
Mortgage and other asset-backed securities	522,300	734,671	1,256,971

	1,365,344	3,522,555	4,887,899
Unaffiliated preferred stocks	2,003	—	2,003
Unaffiliated common stocks	14	14,051	14,065

	$1,367,361	$3,536,606	$4,903,967

The carrying amount and estimated fair value of bonds at December 31, 2014, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

		Estimated
	Carrying	Fair
	Amount	Value
Due in one year or less	$460,422	$464,309
Due after one year through five years	2,427,173	2,571,800
Due after five years through ten years	2,225,685	2,377,110
Due after ten years	6,091,433	7,113,002

	11,204,713	12,526,221
Mortgage and other asset-backed securities	3,071,034	3,192,575

	$14,275,747	$15,718,796

The following structured notes were held at December 31, 2014:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
912810QV3	$9,959	$9,069	$10,159	NO
912810RA8	134,764	163,502	136,526	NO

Total	$144,723	$172,571	$146,685

53

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2014 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $470,521 and a carrying value of $551,914, resulting in a gross unrealized loss of $81,393. Bank regulators are implementing a wide array of reforms designed to strengthen capital levels, reduce balance sheet risk and improve liquidity in an attempt to reduce systemic risk. Many banks already meet new capital and liquidity requirements, well ahead of regulatory deadlines. In addition, regulators and central governments are adopting new bank guidelines, which are designed to reduce systemic risk by tapping loss-absorbing capital, as needed, to recapitalize or resolve a bank without using taxpayer money.

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2014.

Subprime Mortgages

At December 31, 2014, there were no subprime mortgage subsectors that exceeded the surplus threshold.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are

54

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2014.

There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2014 or 2013. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security was written down to fair value during the year ended December 31, 2012.

	Amortized Cost	OTTI Recognized in Loss
	Basis Before OTTI	Interest	Non-interest	Fair Value
Year Ended December 31, 2012
OTTI recognized 4th quarter:
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	$8,122	$—	$117	$8,005

Total 4th quarter OTTI on loan-backed securities	8,122	—	117	8,005

Aggregate total	$8,122	$—	$117	$8,005

55

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

	Amortized Cost
	before Current	Recognized	Amortized Cost
	Period OTTI	OTTI	After OTTI	Fair Value
Year ended December 31, 2014
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,315	$1,781	$67,534	$39,500
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,878	1,846	48,032	35,679
3rd quarter present value of cash flows expected to be less than the amortized cost basis	47,782	20,158	27,624	36,334
4th quarter present value of cash flows expected to be less than the amortized cost basis	20,262	1,607	18,655	16,151

Aggregate total	$187,237	$25,392	$161,845	$127,664

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2013
1st quarter present value of cash flows expected to be less than the amortized cost basis	$69,169	$4,482	$64,687	$30,825
2nd quarter present value of cash flows expected to be less than the amortized cost basis	67,173	23,538	43,635	23,512
3rd quarter present value of cash flows expected to be less than the amortized cost basis	58,040	7,132	50,908	25,160
4th quarter present value of cash flows expected to be less than the amortized cost basis	45,314	6,607	38,707	24,831

Aggregate total	$239,696	$41,759	$197,937	$104,328

56

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	Amortized Cost
	before Current	Recognized	Amortized Cost
	Period OTTI	OTTI	After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$40,925	$1,932	$38,993	$26,475
2nd quarter present value of cash flows expected to be less than the amortized cost basis	56,279	3,356	52,923	24,046
3rd quarter present value of cash flows expected to be less than the amortized cost basis	36,698	2,146	34,552	20,574
4th quarter present value of cash flows expected to be less than the amortized cost basis	51,111	1,202	49,909	27,417

Aggregate total	$185,013	$8,636	$176,377	$98,512

57

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following loan-backed and structured securities were held at December 31, 2014, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Quarter in which Impairment Occurred
00075XAG2	$1,002	$746	$257	$746	$50	1Q 2014
126694YJ1	890	856	34	856	1,062	1Q 2014
35729PPC8	3,166	2,950	217	2,950	254	1Q 2014
39539KAF0	12	—	12	—	—	1Q 2014
83611MLS5	18,702	18,338	364	18,338	6,740	1Q 2014
86358EZU3	1,767	1,184	583	1,184	1,779	1Q 2014
07325WAE2	43,282	43,013	269	43,013	29,253	1Q 2014
3622ECAB2	470	425	44	425	348	1Q 2014
61753NAC4	24	22	1	22	15	1Q 2014
00075XAG2	736	273	463	273	52	2Q 2014
126670ZN1	4,377	4,377	—	4,377	12,568	2Q 2014
22942KCA6	852	845	8	845	968	2Q 2014
35729PPC8	2,942	2,836	106	2,836	233	2Q 2014
3622NAAE0	2,533	2,463	70	2,463	3,405	2Q 2014
36245CAC6	81	81	—	81	48	2Q 2014
65536PAA8	14	12	2	12	11	2Q 2014
75971EAF3	3,991	3,991	—	3,991	3,795	2Q 2014
83611MLS5	18,330	18,117	213	18,117	6,536	2Q 2014
83611MMM7	6,440	6,250	190	6,250	1,552	2Q 2014
83612TAC6	6,350	6,350	—	6,350	4,335	2Q 2014
83612TAF9	8	—	8	—	—	2Q 2014
3622ECAB2	418	417	—	417	358	2Q 2014
759950GA0	1,806	1,804	3	1,804	1,600	2Q 2014
07387BEG4	1,001	218	783	218	221	2Q 2014
3622ECAB2	263	57	206	57	43	3Q 2014
759950GA0	32	30	2	30	61	3Q 2014
045427AE1	192	11	181	11	1,606	3Q 2014
126670ZN1	4,525	1,887	2,638	1,887	12,942	3Q 2014
14984WAA8	8,494	8,425	69	8,425	8,141	3Q 2014
24763LDE7	163	156	7	156	164	3Q 2014
35729PPC8	2,828	610	2,218	610	187	3Q 2014
36245CAC6	79	75	4	75	46	3Q 2014
83611MLS5	18,109	8,463	9,646	8,463	6,764	3Q 2014
83611MMM7	6,242	2,313	3,929	2,313	1,535	3Q 2014
83612TAC6	6,218	5,072	1,146	5,072	4,270	3Q 2014
61753NAC4	22	19	3	19	16	3Q 2014
07387BEG4	617	506	111	506	558	3Q 2014
14984WAA8	6,971	6,767	203	6,767	6,345	4Q 2014
55308LAB2	4,809	3,620	1,189	3,620	2,790	4Q 2014
65536PAA8	13	11	2	11	10	4Q 2014
83611MLS5	8,450	8,238	212	8,238	6,990	4Q 2014
61753NAC4	19	18	—	18	16	4Q 2014

58

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2014 and 2013 is as follows:

	Losses 12	Losses Less
	Months or	Than 12
	More	Months
Year ended December 31, 2014
The aggregate amount of unrealized losses	$72,014	$3,295
The aggregate related fair value of securities with unrealized losses	661,734	358,387

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2013
The aggregate amount of unrealized losses	$117,203	$29,275
The aggregate related fair value of securities with unrealized losses	623,971	734,723

Detail of net investment income is presented below:

	Year Ended December 31
	2014	2013	2012
Income:
Bonds	$676,182	$664,510	$712,435
Preferred stocks	2,252	4,516	3,791
Common stocks	18,430	17,403	17,524
Mortgage loans on real estate	98,459	101,418	122,070
Real estate	5,583	5,767	5,427
Policy loans	52,384	51,594	50,917
Cash, cash equivalents and short-term investments	797	1,566	2,517
Derivatives	1,709	12,655	15,357
Other invested assets	8,642	3,227	12,528
Other	4,806	512	4,571

Gross investment income	869,244	863,168	947,137
Less investment expenses	43,274	41,349	43,094

Net investment income	$825,970	$821,819	$904,043

59

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2014	2013	2012
Proceeds	$1,761,136	$1,895,701	$4,681,795

Gross realized gains	$13,103	$15,800	$423,490
Gross realized losses	(19,222)	(19,781)	(28,878)

Net realized capital (losses) gains	$(6,119)	$(3,981)	$394,612

The Company had gross realized losses for the years ended December 31, 2014, 2013 and 2012 of $25,788, $42,099 and $23,315, respectively, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2014	2013	2012
Bonds	$(27,107)	$(46,074)	$371,112
Preferred stocks	(4,800)	—	185
Common stocks	1,037	(203)	182
Mortgage loans on real estate	(1,010)	(30)	(2,988)
Real estate	(4,098)	(3,572)	(3,704)
Cash, cash equivalents and short-term investments	9	1	1
Derivatives	37,103	(53,242)	(52,142)
Other invested assets	25,769	20,415	24,485

	26,903	(82,705)	337,131
Federal income tax effect	(4,261)	36,884	(129,529)
Transfer to (from) interest maintenance reserve	(6,980)	45,573	(220,069)

Net realized capital gain (losses) on investments	$15,662	$(248)	$(12,467)

At December 31, 2014, and 2013, the Company had recorded investments in restructured securities of $0, and $320, respectively. The capital (losses) taken as a result of restructures in 2014, 2013 and 2012 were $0, $(156) and $(334) respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

60

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2014	2013	2012
Bonds	$21,255	$54,676	$(15,786)
Preferred stocks	—	—	1,408
Common stocks	(550)	(891)	(4,559)
Affiliated entities	2,328	(2,089)	(5,557)
Mortgage loans on real estate	247	253	1,255
Derivatives	(121,278)	92,317	25,537
Other invested assets	(17,647)	18,545	(37,913)

Change in unrealized capital gains (losses), before tax	(115,645)	162,811	(35,615)
Taxes on unrealized capital gains/losses	32,482	(63,092)	2,474

Change in unrealized capital gains (losses), net of tax	$(83,163)	$99,719	$(33,141)

The Company’s investments in mortgage loans principally involve commercial real estate.

The credit quality of mortgage loans by type of property for the year ended December 31, 2014 were as follows:

	Farm	Commercial	Total
AAA - AA	$—	$1,244,488	$1,244,488
A	38,509	478,857	517,366
BBB	—	99,430	99,430
BB	—	34,722	34,722
B	—	3,431	3,431

	$38,509	$1,860,928	$1,899,437

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2014, the maximum and minimum lending rates for mortgage loans during were 5.06 % and 3.62%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2014 at the time of

61

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

origination was 77%. During 2014, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2014, mortgage loans with a carrying value of $647 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2014. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2014.

During 2013, the maximum and minimum lending rates for mortgage loans during were 5.87% and 3.00%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2013 at the time of origination was 77%. During 2013, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2013, mortgage loans with a carrying value of $1,061 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2013. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2013.

The following tables provide the age analysis of mortgage loans aggregated by type:

		Residential		Commercial
December 31, 2014	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$38,509	$—	$997	$—	$1,726,777	$134,151	$1,900,434
(b) 30-59 Days Past Due	—	—	2,200	—	—	—	2,200
(c) 60-89 Days Past Due	—	—	174	—	—	—	174
(d) 90-179 Days Past Due	—	—	102	—	—	—	102
(e) 180+ Days Past Due	—	—	647	—	—	—	647

		Residential		Commercial
December 31, 2013	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
Recorded Investment (All)
(a) Current	$48,286	$—	$3,930	$—	$1,583,265	$133,906	$1,769,387
(b) 30-59 Days Past Due	—	—	217	—	—	—	217
(c) 60-89 Days Past Due	—	—	—	—	—	—	—
(d) 90-179 Days Past Due	—	—	—	—	—	—	—
(e) 180+ Days Past Due	—	—	1,061	—	—	—	1,061

At December 31, 2014 and 2013, respectively, the recorded investment in impaired loans with a related allowance for credit losses was $0 and $8,230. The Company held an allowance for credit losses on mortgage loans in the amount of $0 and $247 at December 31, 2014 and 2013, respectively. The average recorded investment in impaired loans during 2014 and 2013 was $8,493 and $7,915, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2014 or 2013.

62

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2014	2013	2012
Balance at beginning of period	$247	$499	$1,754
Additions, net charged to operations	528	—	—
Recoveries in amounts previously charged off	(775)	(252)	(1,255)

Balance at end of period	$—	$247	$499

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $472, $540 and $552 of interest income on impaired loans for the years ended December 31, 2014, 2013 and 2012, respectively. The Company recognized interest income on a cash basis of $484, $540 and $552 for the years ended December 31, 2014, 2013 and 2012, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $3,927, $2,768 and $3,996 were taken on real estate in 2014, 2013 and 2012, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

During 2014 and 2013, respectively, mortgage loans of $6,632 and $7,754 were foreclosed or acquired by deed and transferred to real estate. At December 31, 2014 and 2013, the Company held a mortgage loan loss reserve in the AVR of $18,633 and $22, 728, respectively.

63

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2014	2013		2014	2013
Pacific	26%	24%	Office	40%	46%
South Atlantic	16	20	Apartment	25	14
Middle Atlantic	16	16	Retail	17	20
W. South Central	15	10	Industrial	8	9
E. South Central	12	13	Other	5	5
Mountain	6	7	Medical	3	3
E. North Central	4	5	Agricultural	2	3
W. North Central	3	4
New England	2	1

At December 31, 2014, 2013 and 2012, the Company held mortgage loans with a total net admitted value of $355, $378 and $137, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2014, 2013 and 2012 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2014, 2013 and 2012.

During 2012, the Company recorded an impairment of $694 for its investment in Green Mountain Partners II, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674, which was included in the carrying amount of these other invested assets. Amortization in the amount of $10,067 was recorded during each of the years ending December 31, 2014 and 2013, which is reflected in the carrying value of these other invested assets with an offset to the change in net unrealized capital gains/losses. As the carrying amount of the total positive goodwill of the company did not exceed 10% of the September 30, 2014 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2014, the entire goodwill balance was admitted at

64

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

December 31, 2014. As the carrying amount of the total positive goodwill of the Company exceeded 10% of the September 30, 2013 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2013, goodwill in the amount of $10,702 associated with this transaction was nonadmitted at December 31, 2013.

For the year ending December 31, 2014, the Company had ownership interests in thirty-eight LIHTC properties. The remaining years of unexpired tax credits ranged from one to ten and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2015 to 2025 is $1,337. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2013, the Company had ownership interests in fifty LIHTC properties. The remaining years of unexpired tax credits ranged from one to nine and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fourteen years. The amount of contingent equity commitments expected to be paid during the years 2014 to 2025 is $2,032. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2014 and 2013:

Description of State Transferable and Non-transferable Tax Credits		December 31, 2014
	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$115	$931

Total		$115	$931

		December 31, 2013
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$622	$1,522

Total		$622	$1,522

*	The unused amount reflects credits that the Company deems will be realizable in 2015.

The Company had no non-transferable state tax credits.

65

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2014, 2013 and 2012.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $541,725 and $370,542, respectively.

At December 31, 2014 and 2013, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $72,133 and $52,004, respectively.

For the years ended December 31, 2014, 2013 and 2012, the Company has recorded $(41,421), $83,948 and $(1,554) respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

The Company did not recognize any unrealized gains or losses during 2014, 2013 or 2012 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 18 years for forecasted hedge transactions.

For the years ended December 31, 2014, 2013 and 2012 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2014 and 2013, the company has accumulated deferred gains in the amount of $3,616 and $3,616, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

66

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, the Company had replicated assets with a fair value of $638,687 and $562,373, respectively, and credit default and forward starting interest rate swaps with a fair value of $(13,239) and $8,188, respectively.

For the year ended December 31, 2014 and 2013, the Company recognized $(50) and $77 in capital losses related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

67

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

As of December 31, 2014, credit default swaps, used in replicating corporate bonds are as follows:

	Maximum Future
Deal, Receive (Pay), Underlying	Maturity Date	Payout (Estimated)	Current Fair Value
43231,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	$10,000	$66
43285,SWAP, USD 1 / (USD 0), :CDXIG 17	12/20/2016	7,500	115
43286,SWAP, USD 1 / (USD 0), :CDXIG17	12/20/2016	3,500	54
43299,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	12,000	190
43302,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	176
43307,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	232
43310,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	176
43321,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	58
43347,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	435
47295,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	415
47296,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	355
47297,SWAP, USD 1 / (USD 0), :US743410AW27	6/20/2017	25,000	395
43374,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	10,000	173
43601,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	66
43613,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	37
46410,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	20,000	375
46411,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	19,000	356
46915,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	20,000	344
47037,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	5,000	94
47657,SWAP, USD 1 / (USD 0), :92939RBB7	12/20/2017	12,500	238
48775,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	234
49952,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	5,000	30
53497,SWAP, USD 1 / (USD 0), :20048EAY7	12/20/2017	15,000	281
53821,SWAP, USD 1 / (USD 0), :92937EAZ7	3/20/2018	22,000	398
54329,SWAP, USD 1 / (USD 0), :76116FAG2	3/20/2018	10,000	(48)
54865,SWAP, USD 5 / (USD 0), :61761QAE3	3/20/2018	15,000	582
55127,SWAP, USD 1 / (USD 0), :36228CUV3	3/20/2018	2,300	6
60519,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	20,000	423
60520,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	20,000	(973)
60521,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	10,000	(1402)
59110,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	20,000	322
59117,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	10,000	(1402)
59280,SWAP, USD 1 / (USD 0), :912828TY6	6/20/2018	20,000	423
93291,SWAP, USD 1 / (USD 0), :US91086QAW87	6/20/2017	10,000	87
93284,SWAP, USD 1 / (USD 0), :JP1200551248	6/20/2017	10,000	168

68

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, the Company held options with a fair value of $3,285 and $5,432, respectively.

At December 31, 2014 and 2013, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2014	2013
Interest rate and currency swaps:
Receive fixed - pay floating	$43,970	$43,970
Receive floating - pay fixed	19,500	19,500
Receive fixed - pay fixed	492,918	483,132
Swaps:
Receive fixed - pay floating	2,550,430	1,715,944
Receive fixed - pay fixed	144,849	53,003
Receive floating - pay fixed	179,200	179,200
Receive floating - pay floating	88,262	39,200

The Company recognized net realized gain (losses) from swaps in the amount of $(5,916), $(3,558) and $(3,791) for the years ended December 31, 2014, 2013 and 2012, respectively.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts. The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains (losses) from futures contracts in the amount of $31,295, $20,492 and $2,675 for the years ended December 31, 2014, 2013 and 2012, respectively.

69

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Open futures contracts at December 31, 2014 and 2013 were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2014
Long	2044	DJ EURO STOXX March 2015 Futures	$61,327	$64,038
Long	319	HANG SENG IDX January 2015 Futures	376,854	377,201
Long	587	S&P 500 March 2015 Futures	291,884	301,189
Short	100	S&P 500 E-MINI March 2015 Futures	50,417	51,310
Long	9	NASDAQ 100 E-MINI March 2015 Futures	748	761
Short	111	S&P 500 March 2015 Futures	11,006	11,390

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2013
Long	967	DJ EURO STOXX March 2014 Futures	$28,040	$30,054
Long	140	HANG SENG IDX January 2014 Futures	162,918	163,331
Long	356	S&P 500 March 2014 Futures	156,759	163,857
Short	116	S&P 500 E-MINI March 2014 Futures	10,325	10,678
Long	10	NASDAQ 100 E-MINI March 2014 Futures	693	716
Short	135	S&P 500 March 2014 Futures	59,917	62,137

70

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The following tables show the pledged or restricted assets as of December 31, 2014 and 2013, respectively:

Gross Restricted Current Year
	Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
a.	Subject to contractual
obligation for which
	liability is not shown	$—	$—	$—	$—	$—
b.	Collateral held under
	security lending agreements	296,315	—	—	—	296,315
c.	Subject to repurchase
	agreements	—	—	—	—	—
d.	Subject to reverse
	repurchase agreements	—	—	—	—	—
e.	Subject to dollar
	repurchase agreements	288,648	—	176	—	288,824
f.	Subject to dollar reverse
	repurchase agreements	—	—	—	—	—
g.	Placed under option
	contracts	—	—	—	—	—
h.	Letter stock or securities
restricted as to sale -
	excluding FHLB capital stock	—	—	—	—	—
i.	FHLB capital stock	26,000	—	—	—	26,000
j.	On deposit with states	12,762	—	—	—	12,762
k.	On deposit with other
	regulatory bodies	—	—	—	—	—
l.	Pledged as collateral to
FHLB (including assets
	backing funding agreements)	560,881	—	—	—	560,881
m.	Pledged as collateral not
	captured in other categories	127,078	—	—	—	127,078
n.	Other restricted assets	193,921	—	—	—	193,921

o.	Total Restricted Assets	$1,505,605	$—	$176	$—	$1,505,781

71

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

		Gross Restricted			Percentage
	Restricted Asset Category	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
a.	Subject to contractual
	obligation for which
	liability is not shown	$—	$—	$—	0.00%	0.00%
b.	Collateral held under
	security lending agreements	410,353	(114,038)	296,315	0.70	0.70
c.	Subject to repurchase
	agreements	—	—	—	0.00	0.00
d.	Subject to reverse
	repurchase agreements	—	—	—	0.00	0.00
e.	Subject to dollar
	repurchase agreements	79,405	209,419	288,824	0.68	0.68
f.	Subject to dollar reverse
	repurchase agreements	—	—	—	0.00	0.00
g.	Placed under option
	contracts	—	—	—	0.00	0.00
h.	Letter stock or securities
	restricted as to sale	—	—	—	0.00	0.00
i.	FHLB capital stock	26,000		26,000	0.06	0.06
j.	On deposit with state(s)	12,709	53	12,762	0.03	0.03
k.	On deposit with other
	regulatory bodies	—	—	—	0.00	0.00
l.	Pledged as collateral
	FHLB (including assets
	backing funding
	agreements)	557,317	3,564	560,881	1.33	1.33
m.	Pledged as collateral not
	captured in other categories	48,658	78,420	127,078	0.30	0.30
n.	Other restricted assets -
	reinsurance	189,895	4,026	193,921	0.46	0.46

o.	Total Restricted Assets	$1,324,337	$181,444	$1,505,781	3.56%	3.56%

72

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Assets pledged as collateral not captured in other categories includes the following:

Invested assets with a carrying value of $112,833 and $33,879 pledged in conjunction with derivative transactions as of December 31, 2014 and 2013, respectively.

Invested assets with a carrying amount of $14,245 and $14,780 pledged in conjunction with funding agreement transactions as of December 31, 2014 and 2013, respectively.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2014	2013	2012
Direct premiums	$2,940,490	$2,798,362	$2,552,048
Reinsurance assumed - non affiliates	122,228	131,992	178,530
Reinsurance assumed - affiliates	3,939,481	25,047	28,940
Reinsurance ceded - non affiliates	(114,182)	(111,838)	(111,028)
Reinsurance ceded - affiliates	(550,690)	(595,995)	(642,065)

Net premiums earned	$6,337,327	$2,247,568	$2,006,425

The Company received reinsurance recoveries in the amount of $506,173, $531,297 and $588,371 during 2014, 2013 and 2012, respectively. At December 31, 2014, 2013 and 2012, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $40,152, $44,808 and $45,821, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2014, 2013 and 2012 of $5,898,031, $7,101,698 and $8,852,755, respectively, of which $5,729,938, $6,957,086 and $8,683,921, respectively, were ceded to affiliates.

73

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, amounts recoverable from unaffiliated unauthorized reinsurers totaled $1,712 and $2,885, respectively, and reserve credits for reinsurance ceded totaled $6,237 and $10,367, respectively. The reinsurers hold collateral under these reinsurance agreements in the form of trust agreements totaling $15,112 and $19,539 at December 31, 2014 and 2013, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days. There would be no reduction in surplus at December 31, 2014 if all reinsurance agreements were cancelled.

Effective December 31, 2014, the Company assumed certain stand-alone long-term care policies from TLIC, on a modified coinsurance basis for which the Company received an initial ceding commission and premiums of $350,000 and $3,914,521, respectively, and assumed modified coinsurance reserves of $3,914,521, resulting in a pre-tax gain of $350,000 ($227,500 after-tax) which has been credited directly to unassigned surplus on a net of tax basis.

Effective December 31, 2014, the Company ceded certain life policies to Harbor View Re Corp. (HVRe), an affiliate, on a coinsurance funds withheld basis for which the Company established a funds withheld liability of $7,931, released policy and claim reserves of $8,893, released other assets of $962, and exchanged no consideration, resulting in no gain or loss.

Effective October 1, 2014, the Company recaptured the business that was previously reinsured to Transamerica International Re (Bermuda), Ltd. (TIRe), an affiliate, for which the Company received net consideration of $25,000, released the funds withheld liability of $247,660, recaptured policy and claims reserves of $584,719 and recaptured other assets of $15,940, resulting in a pre-tax loss of $296,119, which was included in the Statements of Operations. In addition, the Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRe in the amount of $120,832 with a corresponding charge to unassigned surplus.

Subsequently, October 1, 2014, the Company ceded this business to Ironwood Re Corp. (IRC), an affiliate, for which the Company established a funds withheld liability of $253,658, released policy and claims reserves of $586,648, released other assets of $15,951, and paid consideration of $11,000, resulting in a pre-tax gain of $306,040, ($198,926 after-tax) which has been credited directly to unassigned surplus.

Effective June 30, 2014, the Company assumed from TLIC, an affiliate, on a YRT basis the net amount paid in excess of $3,000 on covered level term life insurance policies. The Company received an initial premium of $858 and assumed reserves of $5,684 resulting in a pre-tax loss of $4,826 which has been included in the Statements of Operations.

74

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

On July 1, 2013, the Company recaptured certain treaties from a non-affiliate, for which net consideration received was $1,167, life and claim reserves recaptured were $3,296, premiums recaptured were $2,004, and claims recaptured were $956, resulting in a pre-tax loss of $1,081, which was included in the Statements of Operations.

During 2014 and 2013, the Company amortized deferred gains from reinsurance transactions occurring prior to 2013 of $79,944 and $34,549, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective September 30, 2012, the Company agreed to amend and restate the indemnity reinsurance treaty originally effective October 1, 2009 with MLIC Re, Inc., an affiliate. The amended and restated treaty now includes an experience refund mechanism and a revised schedule of coinsurance reserves. The Company received consideration of $425,000, paid a treaty settlement equal to the change in modified coinsurance reserves of $497,500 and increased ceded coinsurance reserves by $497,500 resulting in a pre-tax gain of $425,000 ($276,250 net of tax) which has been credited directly to unassigned surplus on a net of tax basis.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,254 and $1,191 of this balance during 2014 and 2013, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2014, 2013 and 2012 were $1,521,194, $196,300 and $179,100, respectively.

75

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

7. Income Taxes

The net deferred income tax asset at December 31, 2014 and 2013 and the change from the prior year are comprised of the following components:

	December 31, 2014
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$530,622	$114,294	$644,916
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	530,622	114,294	644,916
Deferred Tax Assets Nonadmitted	323,684	924	324,608

Subtotal (Net Deferred Tax Assets)	206,938	113,370	320,308
Deferred Tax Liabilities	29,645	57,163	86,808

Net Admitted Deferred Tax Assets	$177,293	$56,207	$233,500

	December 31, 2013
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$537,847	$142,113	$679,960
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	537,847	142,113	679,960
Deferred Tax Assets Nonadmitted	285,261	15,215	300,476

Subtotal (Net Deferred Tax Assets)	252,586	126,898	379,484
Deferred Tax Liabilities	71,558	58,830	130,388

Net Admitted Deferred Tax Assets	$181,028	$68,068	$249,096

	Change
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$(7,225)	$(27,819)	$(35,044)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(7,225)	(27,819)	(35,044)
Deferred Tax Assets Nonadmitted	38,423	(14,291)	24,132

Subtotal (Net Deferred Tax Assets)	(45,648)	(13,528)	(59,176)
Deferred Tax Liabilities	(41,913)	(1,667)	(43,580)

Net Admitted Deferred Tax Assets	$(3,735)	$(11,861)	$(15,596)

76

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2014	2013	Change
Ordinary
Policyholder reserves	$249,639	$294,846	(45,207)
Investments	32,104	17,150	14,954
Deferred acquisition costs	199,577	192,284	7,293
Compensation and benefits accrual	385	766	(381)
Receivables - nonadmitted	43,825	27,486	16,339
Section 197 Intangible Amortization	512	570	(58)
Corporate Provision	175	105	70
Other (including items <5% of ordinary tax assets)	4,405	4,640	(235)

Subtotal	530,622	537,847	(7,225)
Nonadmitted	323,684	285,261	38,423

Admitted ordinary deferred tax assets	206,938	252,586	(45,648)
Capital:
Investments	114,293	142,113	(27,820)
Other (including items <5% of total capital tax assets)	1	—	1

Subtotal	114,294	142,113	(27,819)
Nonadmitted	924	15,215	(14,291)

Admitted capital deferred tax assets	113,370	126,898	(13,528)

Admitted deferred tax assets	$320,308	$379,484	$(59,176)

77

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2014	2013	Change
Deferred Tax Liabilities:
Ordinary
Investments	$9,976	$46,965	$(36,989)
Separate account adjustments	1,865	2,304	(439)
Intercompany gain amortization	4,439	4,601	(162)
§807(f) adjustment	12,865	16,692	(3,827)
Other (including items <5% of total ordinary tax liabilities)	500	663	(163)

Subtotal	29,645	71,225	(41,580)
Capital
Investments	57,163	59,163	(2,000)
Subtotal	57,163	59,163	(2,000)

Deferred tax liabilities	86,808	130,388	(43,580)

Net deferred tax assets/liabilities	$233,500	$249,096	$(15,596)

78

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2014 and 2013 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2014
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$177,293	$23,614	$200,907
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	32,593	32,593
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	32,593	32,593
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	231,618
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	29,645	57,163	86,808

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$206,938	$113,370	$320,308

79

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	December 31, 2013
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$171,923	$45,708	$217,631
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	9,105	22,360	31,465
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	9,105	22,360	31,465
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	143,293
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	71,558	58,830	130,388

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$252,586	$126,898	$379,484

	Change
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$5,370	$(22,094)	$(16,724)
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(9,105)	10,233	1,128
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(9,105)	10,233	1,128
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	88,325
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a)and 2(b) above) Offset by Gross Deferred Tax Liabilities	(41,913)	(1,667)	(43,580)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(45,648)	$(13,528)	$(59,176)

80

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	December 31
	2014	2013	Change
Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	721%	697%	24%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 above	$1,535,876,798	$1,120,993,510	$414,883,288

81

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The impact of tax planning strategies at December 31, 2014 and 2013 was as follows:

	December 31, 2014
	Ordinary	Capital
	Percent	Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$530,622	$114,294	$644,916
(% of Total Adjusted Gross DTAs)	0%	79%	14%

Net Admitted Adjusted Gross DTAs	$206,938	$113,370	$320,308
(% of Total Net Admitted Adjusted Gross DTAs)	0%	29%	10%

	December 31, 2013
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$537,847	$142,113	$679,960
(% of Total Adjusted Gross DTAs)	0%	59%	12%

Net Admitted Adjusted Gross DTAs	$252,586	$126,898	$379,484
(% of Total Net Admitted Adjusted Gross DTAs)	0%	17%	6%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs	$(7,225)	$(27,819)	$(35,044)
(% of Total Adjusted Gross DTAs)	0%	20%	2%

Net Admitted Adjusted Gross DTAs	$(45,648)	$(13,528)	$(59,176)
(% of Total Net Admitted Adjusted Gross DTAs)	0%	12%	4%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

82

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2014	2013	Change
Current Income Tax
Federal	$196,140	$49,579	$146,561
Subtotal	196,140	49,579	146,561

Federal income tax on net capital gains	4,261	(36,884)	41,145

Federal and foreign income taxes incurred	$200,401	$12,695	$187,706

	Year Ended December 31
	2013	2012	Change
Current Income Tax
Federal	$49,579	$123,643	$(74,064)
Subtotal	49,579	123,643	(74,064)

Federal income tax on net capital gains	(36,884)	129,529	(166,413)

Federal and foreign income taxes incurred	$12,695	$253,172	$(240,477)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2014 or 2013.

83

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2014	2013	2012
Current income taxes incurred	$200,401	$12,695	$253,173
Change in deferred income taxes	23,946	4,359	11,614
(without tax on unrealized gains and losses)

Total income tax reported	$224,347	$17,054	$264,787

Income before taxes	$549,273	$289,998	$746,782
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$192,246	$101,499	$261,374
Increase (decrease) in actual tax reported resulting from:
Dividends received deduction	(10,219)	(16,951)	(13,796)
Tax credits	(8,934)	(19,000)	(22,091)
Tax-exempt Income	(12)	(19)	(6)
Tax adjustment for IMR	(8,667)	(5,719)	(4,391)
Surplus adjustment for in-force ceded	93,779	(27,791)	65,171
Nondeductible expenses	973	701	775
Deferred tax benefit on other items in surplus	(26,022)	(5,934)	(7,827)
Provision to return	(3,964)	(226)	(3,194)
Life-owned life insurance	(1,319)	(1,685)	(1,664)
Dividends from certain foreign corporations	414	443	602
Prior period adjustment	—	(8,973)	(5,876)
Pre-tax income of SMLLC’s	—	—	(4,441)
Other	(3,928)	709	151

Total income tax reported	$224,347	$17,054	$264,787

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2014.

84

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

As of December 31, 2014 and 2013, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2014 and 2013.

The Company incurred income taxes during 2014, 2013 and 2012 of $191,400, $9,991 and $224,870, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2014 and 2013 is $782 and $592, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $782. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2014, 2013 and 2012 is $(54), $(508) and $800, respectively. The total interest payable balance as of December 31, 2014 and 2013 is $78 and $24, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 have been completed and resulted in tax return adjustments that are currently being appealed. An examination is in progress for the years 2009 through 2012. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2014 and 2013.

For the years ended December 31, 2014, 2013 and 2012, premiums for participating life insurance policies were $1,142, $1,185 and $1,232, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,255, $1,259 and $1,279 to policyholders during 2014, 2013 and 2012, respectively, and did not allocate any additional income to such policyholders.

85

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2014
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$35,274	$21,366	$—	$56,640	0%
At book value less surrender charge of 5% or more	17,307	—	—	17,307	0
At fair value	4,459	—	18,396,004	18,400,463	69

Total with adjustment or at fair value	57,040	21,366	18,396,004	18,474,410	69
At book value without adjustment (minimal or no charge or adjustment)	3,866,498	—	—	3,866,498	14
Not subject to discretionary withdrawal	4,536,818	—	97,284	4,634,102	17

Total annuity reserves and deposit liabilities	8,460,356	21,366	18,493,288	26,975,010	100%

Less reinsurance ceded	3,894,077	—	—	3,894,077

Net annuity reserves and deposit liabilities	$4,566,279	$21,366	$18,493,288	$23,080,933

86

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	December 31, 2013
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$35,075	$20,697	$—	$55,772	0%
At book value less surrender charge of 5% or more	30,965	—	—	30,965	0
At fair value	10,220	—	17,688,429	17,698,649	64

Total with adjustment or at fair value	76,260	20,697	17,688,429	17,785,386	64
At book value without adjustment (minimal or no charge or adjustment)	4,205,952	—	—	4,205,952	15
Not subject to discretionary withdrawal	5,640,509	78,682	87,495	5,806,686	21

Total annuity reserves and deposit liabilities	9,922,721	99,379	17,775,924	27,798,024	100%

Less reinsurance ceded	5,193,610	—	—	5,193,610

Net annuity reserves and deposit liabilities	$4,729,111	$99,379	$17,775,924	$22,604,414

Included in the liability for deposit-type contracts at December 31, 2014 and 2013 are approximately $51,464 and $53,121, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2014 the contractual maturities were as follows:

Year	Amount
2015	$—
2016	—
2017	—
2018	39,279
Thereafter	12,185

The Company’s liability for deposit-type contracts includes GIC’s and Funding Agreements assumed from Transamerica Life Insurance Company, an affiliate. The liabilities assumed are $900,800 and $900,065 at December 31, 2014 and 2013, respectively.

87

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2014	$—	$90	$888,802	$888,892

Reserves for separate accounts as of December 31, 2014 with assets at fair value	$—	$21,367	$21,868,175	$21,889,542

Total as of December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

Reserves by withdrawal characteristics as of December 31, 2014:
With fair value adjustment	$—	$21,367	$—	$21,367
At fair value	—	—	21,770,891	21,770,891
Not subject to discretionary withdrawal	—	—	97,284	97,284

Total separate account liabilities at December 31, 2014	$—	$21,367	$21,868,175	$21,889,542

88

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2013	$—	$132	$852,652	$852,784

Reserves for separate accounts as of December 31, 2013 with assets at fair value	$78,682	$20,697	$21,128,673	$21,228,052

Total	$78,682	$20,697	$21,128,673	$21,228,052

Reserves by withdrawal characteristics as of December 31, 2013:
With fair value adjustment	$78,682	$20,697	$—	$99,379
At fair value	—	—	21,041,179	21,041,179
Not subject to discretionary withdrawal	—	—	87,494	87,494

Total separate account liabilities at December 31, 2013	$78,682	$20,697	$21,128,673	$21,228,052

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$120	$771,421	$771,541

Reserves for separate accounts as of December 31, 2012 with assets at fair value	$170,007	$23,609	$18,647,695	$18,841,311

Total as of December 31, 2012	$170,007	$23,609	$18,647,695	$18,841,311

Reserves by withdrawal characteristics as of December 31, 2012:
With fair value adjustment	$170,007	$23,609	$—	$193,616
At fair value	—	—	18,575,387	18,575,387
Not subject to discretionary withdrawal	—	—	72,308	72,308

Total separate account liabilities at December 31, 2012	$170,007	$23,609	$18,647,695	$18,841,311

89

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2014	2013	2012
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$889,269	$852,927	$771,544
Transfers from separate accounts	(1,351,592)	(1,621,705)	(1,276,345)

Net transfers from separate accounts	(462,323)	(768,778)	(504,801)
Miscellaneous reconciling adjustments	166,002	175,178	207,935

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(296,321)	$(593,600)	$(296,866)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2014 and 2013, the Company’s separate account statement included legally insulated assets of $22,028,872 and $21,493,746, respectively. The assets legally insulated from general account claims at December 31, 2014 and 2013 are attributed to the following products:

Product	2014	2013
Variable annuities	$16,388,193	$15,808,653
Variable universal life	426,037	433,847
Group annuities	2,088,591	1,993,324
WRL asset accumulator	12,950	13,874
Modified separate account	23,066	131,244
Variable life	3,090,035	3,112,805

Total separate account assets	$22,028,872	$21,493,747

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit

90

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2014 and 2013, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2014
Minimum guaranteed death benefit	$8,899,283	$30,258	$17,797
Minimum guaranteed income benefit	1,475,658	103,434	91,014
Minimum guaranteed withdrawal benefit	802,020	—	—
December 31, 2013
Minimum guaranteed death benefit	$9,389,845	$46,090	$32,994
Minimum guaranteed income benefit	923,038	152,285	140,999
Minimum guaranteed withdrawal benefit	904,292	121	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2014 and 2013, the general account of the Company had a maximum guarantee for separate account liabilities of $329,659 and $504,086, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $12,979, $11,161, $11,032, $11,550, and $12,273 to the general account in 2014, 2013, 2012, 2011, and 2010, respectively. During the years ended December 31, 2014, 2013, 2012, 2011 and 2010, the general account of the Company had paid $2,698, $12,453, $12,482, $13,588, and $21,692, respectively, toward separate account guarantees.

91

Transamerica Premier Life Insurance Company

Notes to Financial Statements –  Statutory Basis

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policies’ paid-through date to the policies’ next anniversary date. At December 31, 2014 and 2013, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2014
Life and annuity:
Ordinary direct first year business	$12,053	$8,626	$3,427
Ordinary direct renewal business	191,187	45,312	145,875
Group life direct business	11,763	2,936	8,827
Credit direct business	405	—	405
Reinsurance ceded	(24,402)	—	(24,402)

Total life and annuity	191,006	56,874	134,132
Accident and health:
Direct	58,820	—	58,820
Reinsurance assumed	6,571	—	6,571
Reinsurance ceded	(586)	—	(586)

Total accident and health	64,805	—	64,805

	$255,811	$56,874	$198,937

	Gross	Loading	Net
December 31, 2013
Life and annuity:
Ordinary direct first year business	$18,508	$11,150	$7,358
Ordinary direct renewal business	194,579	51,318	143,261
Group life direct business	13,030	3,386	9,644
Credit direct business	440	—	440
Reinsurance ceded	(20,766)	—	(20,766)

Total life and annuity	205,791	65,854	139,937
Accident and health:
Direct	35,888	—	35,888
Reinsurance assumed	6,714	—	6,714
Reinsurance ceded	(1,645)	—	(1,645)

Total accident and health	40,957	—	40,957

	$246,748	$65,854	$180,894

92

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. A t December 31, 2014 and 2013, the Company established a premium deficiency reserve of $0 and $117,300, respectively.

At December 31, 2014 and 2013, the Company had insurance in force aggregating $6,058,424 and $6,438,180, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $64,109 and $67,894 to cover these deficiencies at December 31, 2014 and 2013, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2014 and 2013 was $2,931 and $2,367, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. The Company has recorded a liability of $165 for the amount it has been assessed to fund the transitional reinsurance program.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $335,069 without the prior approval of insurance regulatory authorities in 2015.

93

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

On December 29, 2014, the Company paid common stock dividends of $50,000 to its parent company, CGC. On December 23, 2013, the Company paid common stock dividends of $50,000 to its parent company, AEGON. The Company paid an ordinary common stock dividend of $118,422 and $16,578 to its parent companies, CGC and AEGON, respectively, on December 26, 2013.

The Company received dividends of $15,400 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc, respectively, on December 31, 2014.

The Company received dividends of $13,090 and $2,420, from its subsidiaries, Transamerica Asset Management, Inc., and Transamerica Fund Services, Inc., respectively, during 2013.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2013. The Company reported a contribution receivable from parent companies of $135,000 at December 31, 2013. Capital contributions of $118,422 and $16,578 were received from CGC and AEGON, respectively, on February 13, 2014.

The Company paid an ordinary common stock dividend of $394,560 and $82,440 to its parent companies, CGC and AEGON, respectively, on December 21, 2012.

The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc., and Intersecurities Insurance Agency, Inc., respectively, during 2012.

The Company paid a capital contribution of $368 to its subsidiary, AEGON Direct Marketing Services, Inc., on December 31, 2012.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2014, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

94

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company’s surplus notes are held by CGC and AEGON. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Additional information related to the surplus notes at December 31, 2014 and 2013 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2014
CGC	$102,734	$6,164	$67,859	$514
AEGON	57,266	3,436	28,354	286

Total	$160,000	$9,600	$96,213	$800

2013
CGC	$102,734	$6,164	$61,695	$514
AEGON	57,266	3,436	24,918	286

Total	$160,000	$9,600	$86,613	$800

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2014 and 2013, respectively, securities in the amount of $285,183 and $395,306 were on loan under securities lending agreements as part of this program. At December 31, 2014, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $296,291 and $410,403 at December 31, 2014 and 2013, respectively.

95

Transamerica Premier Life Insurance Company

Notes to Financial Statements –  Statutory Basis

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$296,315
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	296,315
Securities received	—

Total collateral received	$296,315

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$88,073	88,073
30 days or less	65,445	65,445
31 to 60 days	85,107	85,107
61 to 90 days	34,863	34,863
91 to 120 days	19,025	19,025
121 to 180 days	1,971	1,971
181 to 365 days	752	751
Greater than 3 years	1,110	1,056

Total	296,346	296,291
Securities received	—	—

Total collateral reinvested	$296,346	296,291

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $296,385 (fair value of $296,291) that are currently tradable securities that could be sold and used to pay for the $296,315 in collateral calls that could come due under a worst-case scenario.

96

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $4,602, $4,801 and $4,977, for the years ended December 31, 2014, 2013 and 2012, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,368, $1,479 and $1,556, for the years ended December 31, 2014, 2013 and 2012, respectively.

AEGON sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2014, 2013 and 2012 was insignificant. AEGON also sponsors an employee stock option plan/stock appreciation rights for employees of the company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,337, $1,363 and $1,395 related to these plans for the years ended December 31, 2014, 2013 and 2012, respectively.

97

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between AEGON companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The company provides office space, marketing and administrative services to certain affiliates. During 2014, 2013 and 2012, the Company paid, net of receipts, $123,312, $57,193 and $56,619, respectively, for these services, which approximates their costs to the affiliates.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $50, $61 and $71 for the years ended December 31, 2014, 2013 and 2012, respectively.

At December 31, 2014 and 2013, the Company reported a net amount of $80,051 and $50,633 receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2014, 2013 and 2012, the Company paid net interest of $2, $34 and $52, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the AEGON/Transamerica Series Trust. The Company received $26,057, $25,437 and $24,250 for these services during 2014, 2013 and 2012, respectively.

The Company had no short-term notes receivable at December 31, 2014 and 2013.

98

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2014 and 2013, the cash surrender value of these policies was $81,285 and $155,614, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6—Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $165,018 and $161,384 at December 31, 2014 and 2013, respectively.

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2014 is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$576,577
Gallagher Bollinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H, Life	C, CA, P, U	76,351
All Other TPA Premiums					131

Total					$653,059

C- Claims Payment

CA- Claims Adjustment

B- Binding Authority

P- Premium Collection

U- Underwriting

For years ended December 31, 2014, 2013 and 2012, the Company had $576,577, $522,058, $422,874, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2014, 2013 and 2012, the Company had $76,351, $91,233, $93,480, respectively, of direct premiums written by Gallagher Bollinger, Inc. For years ended December 31, 2014, 2013 and 2012, the Company had $131, $184, $146, respectively, of direct premiums written by all other managing general agents.

99

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $55,355,009 and $59,317,033 as of December 31, 2014 and 2013, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $112 and $127 at December 31, 2014 and 2013, respectively.

At December 31, 2014 and 2013, the Company has mortgage loan commitments of $13,365 and $0, respectively. The Company has contingent commitments of $44,764 and $42,822 at December 31, 2014 and 2013, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $1,337 and $2,032, respectively.

At December 31, 2014 and 2013, the Company has private placement commitments outstanding of $21,000 and $32,000 respectively.

At December 31, 2014 and 2013, no securities were acquired (sold) on a “to be announced” (TBA) basis.

The Company may pledge assets as collateral for derivative transactions. At December 31, 2014 and 2013, the Company has pledged invested assets with a carrying value of $15,844 and $15,185, respectively, and fair value of $17,924 and $15,853, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2014 and 2013, respectively, was $222,379 and $149,006. In addition,

100

Transamerica Premier Life Insurance Company

Notes to Financial Statements –  Statutory Basis

(Dollars in Thousands)

securities in the amount of $144,019 and $206,338 were posted to the Company as of December 31, 2014 and 2013, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2014 and 2013, the Company has pledged invested assets with a carrying amount of $14,245 and $14,780 respectively, and fair value of $14,601 and $14,564 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the LIHTC partnerships. Guarantee payments arise if LIHTC partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-18 years. In accordance with SSAP No. 5R, the Company did not recognize a liability for the LIHTC since the amount is considered immaterial to the Company’s financial results. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $120 and $173 at December 31, 2014 and 2013, respectively. No payments are required as of December 31, 2014. The current assessment of risk of making payments under these guarantees is remote.

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2014 and 2013:

	December 31
	2014	2013
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$120	$173

Current liability recognized in financial statements:
Noncontingent liabilities	$—	$—

Contingent liabilities	$—	$—

Ultimate financial statement impact if action required:
Other	$120	$173

Total impact if action required	$120	$173

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The company has determined the actual/estimated maximum borrowing capacity as $1,127,651. The company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

101

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2014	2013
Membership Stock:
Class A	$—	$—
Class B	10,000	10,000
Activity Stock	16,000	16,000
Excess Stock	—	—

Total	$26,000	$26,000

At December 31, 2014, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

	Less Than 6 Months	6 Months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Membership Stock
Class A	$—	$—	$—	$—
Class B	—	—	—	10,000

Total	$—	$—	$—	$10,000

At December 31, 2014 and 2013, the amount of collateral pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2014
Total Collateral Pledged	$598,820	$560,881

	Fair Value	Carry Value
December 31, 2013
Total Collateral Pledged	$568,581	$557,317

102

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014 and 2013, the maximum amount pledged to the FHLB was as follows:

	Fair Value	Carry Value
December 31, 2014
Maximum Collateral Pledged	$627,101	$587,829

	Fair Value	Carry Value
December 31, 2013
Maximum Collateral Pledged	$1,160,850	$946,373

At December 31, 2014 and 2013, the borrowings from the FHLB were as follows:

	General Account	Funding Agreements Reserves Established
December 31, 2014
Debt	$—	$—
Funding agreements	400,000	—
Other	—	—

Total	$400,000	$—

	General Account	Funding Agreements Reserves Established
December 31, 2013
Debt	$—	$—
Funding agreements	400,000	70
Other	—	—

Total	$400,000	$70

103

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

At December 31, 2014, the Maximum amount of borrowings during reporting period was as follows:

General Account
December 31, 2014
Debt	$—
Funding agreements	400,000
Other	—

Total	$400,000

At December 31, 2014 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	N/A
Funding Agreements	No
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2014 for the total payout block is $2,347,188. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

104

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2014 and 2013, the Company’s reserves related to this matter were $23,392 and $45,219, respectively. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. Certain examinations are still ongoing.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $2,494 and $2,660 and an offsetting premium tax benefit of $1,027 and $1,069 at December 31, 2014 and 2013, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $1,066, $1,242 and $(2,814), at December 31, 2014, 2013 and 2012, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2014 and 2013, the Company had no recorded liabilities for municipal repurchase agreements.

105

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2014 and 2013, the Company had dollar repurchase agreements outstanding in the amount of $288,648 and $79,405, respectively. The Company had an outstanding liability for borrowed money in the amount $290,995 and $80,171 at December 31, 2014 and 2013, respectively due to participation in dollar repurchase agreements which includes accrued interest.

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$290,097
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	290,097
Securities received	—

Total collateral received	$290,097

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. They were no securities of NAIC designation 3 or below sold during 2014 and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). With the exception of the Affordable Care Act annual fee described below, the Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2014 through the date the financial statements are issued.

106

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

On January 1, 2015, the Company will be subject to an annual fee under section 9010 of the Affordable Care Act (ACA). This annual fee will be allocated to individual health insurers based on the ratio of the amount of the entity’s net premiums written during the preceding calendar year to the amount of health insurance for any U.S. health risk that is written during the preceding calendar year. A health insurance entity’s portion of the annual fee becomes payable once the entity provides health insurance for any U.S. health risk for each calendar year beginning on or after January 1, 2015. As of December 31, 2014, the Company has written health insurance subject to the ACA assessment, expects to conduct health insurance business in 2015, and estimates their portion of the annual health insurance industry fee to be payable on September 30, 2015 to be $2,573. This assessment is not expected to have a material impact on risk based capital in 2015.

	Year Ended December 31,
	2014	2013
ACA fee assessment payable for the upcoming year	$2,573	$1,705
ACA fee assessment paid	1,705	—
Premium written subject to ACA 9010 assessment	124,201	133,356
Total adjusted capital before surplus adjustment	2,023,084	—
Authorized control level before surplus adjustment	203,403	—
Total adjusted capital after surplus adjustment	2,020,511	—
Authorized control level after surplus adjustment	203,403	—

107

Statutory-Basis

Financial Statement Schedule

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2014

SCHEDULE I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$771,701	$884,214	$774,405
States, municipalities and political subdivisions	600,294	643,560	600,294
Foreign governments	211,411	216,795	210,486
Hybrid Securities	593,664	541,283	593,664
All other corporate bonds	12,117,420	13,432,944	12,096,898
Redeemable preferred stocks	39,691	39,072	39,691

Total fixed maturities	14,334,181	15,757,868	14,315,438
Equity securities
Common stocks:
Industrial, miscellaneous and all other	42,155	42,773	42,773

Total equity securities	42,155	42,773	42,773
Mortgage loans on real estate	1,903,557		1,903,557
Real estate	38,795		38,795
Policy loans	922,969		922,969
Other long-term investments	312,979		312,979
Receivable for securities	2,809		2,809
Securities Lending	296,346		296,346
Cash, cash equivalents and short-term investments	749,886		749,886

Total investments	$18,603,677		$18,585,552

(1)	Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.
(2)	United States government, state, municipal and political, hybrid and corporate bonds of 59,840 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $136 due to having an NAIC 6 rating.

109

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2014
Individual life	$6,956,487	$—	$130,400	$950,127	$372,068	$718,488	$648,770
Individual health	545,640	23,215	40,888	4,065,711	43,818	(13,748)	3,855,615
Group life and health	662,343	31,956	102,266	566,324	35,156	313,348	269,914
Annuity	3,660,269	—	941	755,164	374,929	1,222,721	(155,769)

	$11,824,739	$55,171	$274,495	$6,337,326	$825,971	$2,240,809	$4,618,530

Year ended December 31, 2013
Individual life	$6,713,309	$—	$130,184	$916,673	$354,505	$813,697	$646,392
Individual health	616,993	24,181	43,741	163,907	30,895	221,766	83,668
Group life and health	685,630	30,939	88,578	452,609	36,268	283,405	180,142
Annuity	3,815,167	—	710	714,379	400,151	1,316,276	(511,961)

	$11,831,099	$55,120	$263,213	$2,247,568	$821,819	$2,635,144	$398,241

Year ended December 31, 2012
Individual life	$6,506,929	$—	$87,313	$728,520	$367,929	$167,770	$632,610
Individual health	456,177	25,536	48,467	175,625	29,136	113,040	60,804
Group life and health	678,799	37,324	87,722	471,301	38,410	279,801	210,559
Annuity	4,111,088	—	1,320	630,979	468,568	1,173,204	(166,775)

	$11,752,993	$62,860	$224,822	$2,006,425	$904,043	$1,733,815	$737,198

110

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2014
Life insurance in force	$184,738,794	$84,926,052	$5,804,983	$105,617,725	5%

Premiums:
Individual life	$1,468,449	$532,051	$13,729	$950,127	1%
Individual health	109,110	6,436	3,963,037	4,065,711	97%
Group life and health	594,400	90,136	62,059	566,323	11%
Annuity	768,531	36,250	22,884	755,165	3%

	$2,940,490	$664,873	$4,061,709	$6,337,326	64%

Year ended December 31, 2013
Life insurance in force	$179,192,720	$92,104,550	$3,588,743	$90,676,913	4%

Premiums:
Individual life	$1,461,159	$555,312	$10,826	$916,673	1%
Individual health	116,968	8,564	55,503	163,907	34%
Group life and health	489,347	101,641	64,902	452,608	14%
Annuity	730,888	42,317	25,808	714,379	4%

	$2,798,362	$707,834	$157,039	$2,247,567	7%

Year ended December 31, 2012
Life insurance in force	$179,401,506	$103,286,687	$2,789,989	$78,904,808	4%

Premiums:
Individual life	$1,312,526	$597,103	$13,096	$728,519	2%
Individual health	120,598	7,260	62,287	175,625	35%
Group life and health	496,832	106,175	80,645	471,302	17%
Annuity	622,092	42,554	51,441	630,979	8%

	$2,552,048	$753,092	$207,469	$2,006,425	10%

111

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Years Ended December 31, 2014 and 2013

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2014 and 2013

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Contract Owners of

WRL Series Annuity Account of

Transamerica Premier Life Insurance Company

In our opinion, the accompanying statement of assets and liabilities and the related statement of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the subaccounts of WRL Series Annuity Account (the “Separate Account”) sponsored by Transamerica Premier Life Insurance Company at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for the period then ended and the financial highlights in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2014, by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 24, 2015

The Board of Directors and Contract Owners

of Transamerica Premier Life Insurance Company

WRL Series Annuity Account

We have audited the accompanying statement of operations and changes in net assets of the subaccounts of Transamerica Premier Life Insurance Company WRL Series Annuity Account (the Separate Account), comprised of subaccounts as listed in the accompanying statement of operations and changes in net assets for the period ended December 31, 2013. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Separate Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of the operations and changes in net assets of each of the respective subaccounts of Transamerica Premier Life Insurance Company WRL Series Annuity Account, for the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 28, 2014

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Fidelity® VIP Contrafund® Service Class 2	767,427.273	$18,771,801	$28,164,581	$2	$28,164,583	1,374,405	$14.238776	$20.987009
Fidelity® VIP Equity-Income Service Class 2	416,457.110	7,778,970	9,924,173	42	9,924,215	543,547	14.388772	18.701342
Fidelity® VIP Growth Opportunities Service Class 2	99,047.022	1,560,622	3,288,361	4	3,288,365	239,362	12.927147	16.162634
Fidelity® VIP Index 500 Service Class 2	1,359.089	178,373	280,000	3	280,003	15,092	18.546826	19.348847
Access VP High Yield	116,974.167	3,393,202	3,430,852	2	3,430,854	215,495	11.379746	16.190338
ProFund VP Asia 30	38,621.056	1,964,925	2,126,475	5	2,126,480	243,824	8.490061	11.118807
ProFund VP Basic Materials	58,003.686	3,013,010	3,251,687	(13)	3,251,674	287,987	10.983562	12.397467
ProFund VP Bull	349,919.486	13,965,268	14,423,681	(7)	14,423,674	955,575	11.756109	15.399942
ProFund VP Consumer Services	65,650.307	3,446,378	4,211,467	(15)	4,211,452	229,897	14.241404	20.533148
ProFund VP Emerging Markets	191,076.720	4,720,321	4,398,586	(4)	4,398,582	615,021	6.956136	8.062934
ProFund VP Europe 30	48,853.760	1,268,875	1,140,735	(2)	1,140,733	136,206	8.142100	12.808220
ProFund VP Falling U.S. Dollar	3,513.428	97,784	85,306	(1)	85,305	11,266	7.361240	7.659483
ProFund VP Financials	134,714.732	3,375,913	4,247,555	(6)	4,247,549	532,983	7.702574	15.412073
ProFund VP International	72,094.940	1,582,398	1,453,434	2	1,453,436	178,836	7.254160	11.086294
ProFund VP Japan	50,983.652	662,593	526,661	4	526,665	65,469	7.519908	14.882339
ProFund VP Mid-Cap	182,771.351	5,670,722	5,753,642	1	5,753,643	414,129	11.278473	14.165304
ProFund VP Money Market	15,359,399.480	15,359,399	15,359,399	47	15,359,446	1,613,378	9.193225	9.820728
ProFund VP NASDAQ-100	218,061.546	7,129,149	7,503,498	5	7,503,503	329,649	14.736622	23.269606
ProFund VP Oil & Gas	113,964.089	5,745,696	5,077,100	18	5,077,118	515,677	9.594981	11.556297
ProFund VP Pharmaceuticals	159,151.100	5,647,797	6,189,386	1	6,189,387	354,904	15.784500	18.098537
ProFund VP Precious Metals	112,393.132	3,581,210	2,015,209	4	2,015,213	463,939	4.217234	4.406815
ProFund VP Short Emerging Markets	21,889.178	278,138	275,585	2	275,587	69,254	3.745078	9.509801
ProFund VP Short International	15,548.963	202,597	205,557	(23)	205,534	42,121	4.701753	8.042963
ProFund VP Short NASDAQ-100	31,361.688	693,430	613,121	—	613,121	242,386	2.458970	5.612849
ProFund VP Short Small-Cap	5,391.190	124,861	104,966	(3)	104,963	46,546	2.177278	6.464374
ProFund VP Small-Cap	144,837.830	4,542,061	4,657,985	54	4,658,039	311,885	10.994917	15.366659
ProFund VP Small-Cap Value	40,064.292	1,582,352	1,695,521	(1)	1,695,520	123,542	13.204967	15.430359
ProFund VP Telecommunications	91,997.669	802,870	783,820	(1)	783,819	80,772	9.158643	12.923751
ProFund VP U.S. Government Plus	132,401.423	2,837,999	3,192,198	3	3,192,201	183,993	9.806005	17.627230
ProFund VP UltraSmall-Cap	173,865.795	3,589,030	3,713,773	(3)	3,713,770	316,605	9.654725	19.971522
ProFund VP Utilities	80,241.540	2,944,027	3,485,692	(1)	3,485,691	260,695	12.925168	14.340043
TA Aegon High Yield Bond Initial Class	1,623,282.214	13,386,751	13,067,422	(1)	13,067,421	660,937	11.879090	20.213012
TA Aegon High Yield Bond Service Class	30,073.899	242,864	244,802	(3)	244,799	12,658	18.441596	19.651847
TA Aegon Money Market Initial Class	49,281,472.419	49,281,472	49,281,472	(12)	49,281,460	3,685,744	8.881951	16.323178
TA Aegon Money Market Service Class	439,406.670	439,407	439,407	—	439,407	44,792	9.415441	10.033313
TA Aegon Tactical Vanguard ETF—Conservative Service Class	99,063.879	1,036,928	1,067,909	—	1,067,909	93,584	11.334944	11.472675
TA Aegon Tactical Vanguard ETF—Growth Service Class	262,159.840	2,797,052	3,046,297	(3)	3,046,294	240,595	12.556300	12.708875
TA Aegon U.S. Government Securities Initial Class	867,941.456	11,083,571	10,554,168	(16)	10,554,152	745,728	9.963463	14.550805
TA Aegon U.S. Government Securities Service Class	12,235.895	160,027	152,337	(3)	152,334	11,520	12.490553	13.310385
TA AllianceBernstein Dynamic Allocation Initial Class	477,635.236	4,097,930	4,556,640	1	4,556,641	278,755	10.855079	16.862136
TA AllianceBernstein Dynamic Allocation Service Class	13,061.862	95,731	123,826	12	123,838	7,371	15.840772	16.880460
TA Asset Allocation—Conservative Initial Class	6,478,029.761	67,156,670	71,582,229	2	71,582,231	4,343,019	10.580166	16.993629
See accompanying notes.

3

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation—Conservative Service Class	105,611.739	$1,066,801	$1,155,392	$5	$1,155,397	67,174	$16.462189	$17.542703
TA Asset Allocation—Growth Initial Class	9,175,404.274	76,286,268	104,049,084	38	104,049,122	5,853,774	13.283347	18.210095
TA Asset Allocation—Growth Service Class	271,222.878	2,254,356	3,048,545	8	3,048,553	145,622	19.858223	21.161798
TA Asset Allocation—Moderate Initial Class	12,059,969.880	120,350,410	146,649,234	(1)	146,649,233	8,413,378	10.900608	17.945907
TA Asset Allocation—Moderate Service Class	245,617.224	2,430,511	2,954,775	(1)	2,954,774	156,018	17.997517	19.178762
TA Asset Allocation—Moderate Growth Initial Class	15,185,710.456	168,226,217	193,465,951	54	193,466,005	10,831,890	12.555244	18.275346
TA Asset Allocation—Moderate Growth Service Class	380,009.480	3,827,728	4,788,119	5	4,788,124	237,948	19.049879	20.300271
TA Barrow Hanley Dividend Focused Initial Class	3,929,074.938	56,073,555	83,453,552	(22)	83,453,530	2,672,281	13.690595	34.008296
TA Barrow Hanley Dividend Focused Service Class	53,181.963	839,705	1,130,649	11	1,130,660	45,420	23.683624	25.238243
TA BlackRock Tactical Allocation Service Class	340,524.530	5,465,937	5,496,066	(1)	5,496,065	530,673	10.281065	10.366798
TA Clarion Global Real Estate Securities Initial Class	2,823,171.146	31,910,738	36,870,615	3	36,870,618	1,109,192	11.940134	40.838267
TA Clarion Global Real Estate Securities Service Class	40,871.597	475,457	556,262	1	556,263	21,062	25.222299	26.878185
TA International Moderate Growth Initial Class	485,867.094	4,292,504	4,722,628	14	4,722,642	438,093	10.418453	10.920791
TA International Moderate Growth Service Class	2,415.108	22,866	23,257	—	23,257	2,219	10.191574	10.682925
TA Janus Balanced Service Class	209,485.728	2,409,352	2,817,583	(17)	2,817,566	2,301,482	1.205750	1.230340
TA Jennison Growth Initial Class	2,415,483.601	22,472,585	25,459,197	5	25,459,202	1,467,604	14.719766	18.118069
TA Jennison Growth Service Class	12,764.067	113,467	131,087	1	131,088	7,706	16.843097	17.275280
TA JPMorgan Core Bond Initial Class	3,815,878.418	49,306,008	49,682,737	(9)	49,682,728	1,782,473	10.035405	40.003560
TA JPMorgan Core Bond Service Class	41,854.058	571,790	580,097	(1)	580,096	40,033	13.958959	14.875144
TA JPMorgan Enhanced Index Initial Class	1,147,038.769	18,412,559	21,243,158	(6)	21,243,152	1,059,970	15.533567	20.641692
TA JPMorgan Enhanced Index Service Class	9,074.831	133,838	167,975	1	167,976	7,255	22.234897	23.694427
TA JPMorgan Mid Cap Value Initial Class	820,627.542	11,837,001	18,611,833	2	18,611,835	591,086	29.379493	32.254754
TA JPMorgan Mid Cap Value Service Class	8,661.693	118,321	194,715	10	194,725	6,246	29.381389	31.310104
TA JPMorgan Tactical Allocation Initial Class	3,556,016.124	47,211,949	49,748,666	37	49,748,703	1,566,803	10.649982	35.395495
TA JPMorgan Tactical Allocation Service Class	35,048.831	451,150	513,816	8	513,824	35,155	13.975458	14.893120
TA MFS International Equity Initial Class	5,396,117.817	37,431,588	44,194,205	2	44,194,207	3,028,313	10.633277	18.824717
TA MFS International Equity Service Class	40,824.818	294,298	329,048	1	329,049	15,472	20.334765	21.669572
TA Morgan Stanley Capital Growth Initial Class	2,425,361.521	27,828,558	38,029,669	4	38,029,673	1,406,536	14.378299	28.198051
TA Morgan Stanley Capital Growth Service Class	7,640.396	97,078	118,503	(1)	118,502	4,596	24.610191	26.225110
TA Morgan Stanley Mid-Cap Growth Initial Class	3,851,344.168	105,649,299	136,684,205	1	136,684,206	2,760,647	11.762424	67.411441
TA Morgan Stanley Mid-Cap Growth Service Class	21,569.777	628,468	746,530	(6)	746,524	29,472	24.086610	25.667912
TA Multi-Managed Balanced Initial Class	9,770,254.282	115,752,355	136,490,452	(12)	136,490,440	6,219,415	11.589476	22.301750
TA Multi-Managed Balanced Service Class	53,969.138	658,082	742,615	—	742,615	33,234	21.170548	22.560120
TA PIMCO Tactical—Balanced Service Class	157,279.561	1,749,488	1,871,627	—	1,871,627	1,724,786	1.062726	1.089615
TA PIMCO Tactical—Conservative Service Class	92,946.874	988,903	1,066,101	(8)	1,066,093	1,019,904	1.018540	10.994196
TA PIMCO Tactical—Growth Service Class	61,109.453	651,866	705,814	(1)	705,813	611,402	1.033259	11.341355
TA PIMCO Total Return Initial Class	3,613,354.642	42,689,241	42,167,849	10	42,167,859	2,670,860	9.830657	16.282231
TA PIMCO Total Return Service Class	41,129.809	481,951	476,694	(8)	476,686	33,023	13.789670	14.694741
TA Systematic Small/Mid Cap Value Initial Class	4,703,519.077	94,401,398	106,675,813	14	106,675,827	3,691,618	16.007228	30.381254
TA Systematic Small/Mid Cap Value Service Class	83,289.127	1,648,454	1,855,682	(5)	1,855,677	64,027	27.810454	29.472228
TA T. Rowe Price Small Cap Initial Class	2,606,318.943	29,098,549	38,260,762	(12)	38,260,750	1,473,069	14.699913	28.575059
TA T. Rowe Price Small Cap Service Class	23,261.540	254,542	329,849	7	329,856	9,991	31.585879	33.659194

See accompanying notes.

4

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2014

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Torray Concentrated Growth Initial Class	1,040,225.238	$17,235,681	$22,312,831	$3	$22,312,834	916,728	$13.854826	$24.702499
TA Torray Concentrated Growth Service Class	5,505.613	89,823	120,243	9	120,252	4,984	23.627046	24.363882
TA Vanguard ETF—Balanced Service Class	429,707.445	5,023,394	5,066,251	(1)	5,066,250	408,320	12.072301	12.566340
TA Vanguard ETF—Growth Service Class	550,168.982	5,640,527	5,892,310	—	5,892,310	468,020	12.270380	12.722058
TA WMC US Growth Initial Class	12,146,004.903	293,534,196	410,777,886	(29)	410,777,857	19,225,881	14.308730	24.079688
TA WMC US Growth Service Class	48,462.679	1,113,579	1,617,684	(1)	1,617,683	70,635	21.762206	23.190541

See accompanying notes.

5

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount	Access VP High Yield Subaccount
Net Assets as of January 1, 2013:	$24,576,332	$10,080,918	$3,268,105	$240,364	$2,928,925

Investment Income:
Reinvested Dividends	213,513	232,777	1,589	4,275	85,056
Investment Expense:
Mortality and Expense Risk and Administrative Charges	363,053	148,812	47,496	4,742	45,875

Net Investment Income (Loss)	(149,540)	83,965	(45,907)	(467)	39,181
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,477	687,543	1,741	2,658	86,182
Realized Gain (Loss) on Investments	(14,523)	(126,877)	166,305	7,366	117,345

Net Realized Capital Gains (Losses) on Investments	(7,046)	560,666	168,046	10,024	203,527
Net Change in Unrealized Appreciation (Depreciation)	6,836,271	1,798,482	912,948	58,520	13,315

Net Gain (Loss) on Investment	6,829,225	2,359,148	1,080,994	68,544	216,842
Net Increase (Decrease) in Net Assets Resulting from Operations	6,679,685	2,443,113	1,035,087	68,077	256,023

Increase (Decrease) in Net Assets from Contract Transactions	(3,158,744)	(1,664,061)	(631,370)	(28,032)	474,909

Total Increase (Decrease) in Net Assets	3,520,941	779,052	403,717	40,045	730,932

Net Assets as of December 31, 2013:	$28,097,273	$10,859,970	$3,671,822	$280,409	$3,659,857

Investment Income:
Reinvested Dividends	201,101	260,203	244	3,917	130,108
Investment Expense:
Mortality and Expense Risk and Administrative Charges	387,229	145,335	48,235	5,022	51,918

Net Investment Income (Loss)	(186,128)	114,868	(47,991)	(1,105)	78,190
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	559,944	142,326	2,340	246	43,298
Realized Gain (Loss) on Investments	1,195,687	494,064	397,860	13,687	55,495

Net Realized Capital Gains (Losses) on Investments	1,755,631	636,390	400,200	13,933	98,793
Net Change in Unrealized Appreciation (Depreciation)	1,102,097	(53,330)	(24,930)	17,903	(149,049)

Net Gain (Loss) on Investment	2,857,728	583,060	375,270	31,836	(50,256)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,671,600	697,928	327,279	30,731	27,934

Increase (Decrease) in Net Assets from Contract Transactions	(2,604,290)	(1,633,683)	(710,736)	(31,137)	(256,937)

Total Increase (Decrease) in Net Assets	67,310	(935,755)	(383,457)	(406)	(229,003)

Net Assets as of December 31, 2014:	$28,164,583	$9,924,215	$3,288,365	$280,003	$3,430,854

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Asia 30	ProFund VP Basic Materials	ProFund VP Bull	ProFund VP Consumer Services	ProFund VP Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$2,371,773	$3,283,787	$5,478,815	$1,945,007	$7,058,966

Investment Income:
Reinvested Dividends	1,650	30,419	—	8,677	50,595
Investment Expense:
Mortality and Expense Risk and Administrative Charges	39,944	44,461	116,943	47,825	96,631

Net Investment Income (Loss)	(38,294)	(14,042)	(116,943)	(39,148)	(46,036)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	135,386	9,837	—
Realized Gain (Loss) on Investments	(22,347)	16,441	838,354	342,508	(275,951)

Net Realized Capital Gains (Losses) on Investments	(22,347)	16,441	973,740	352,345	(275,951)
Net Change in Unrealized Appreciation (Depreciation)	411,333	453,092	1,120,349	687,226	(309,480)

Net Gain (Loss) on Investment	388,986	469,533	2,094,089	1,039,571	(585,431)
Net Increase (Decrease) in Net Assets Resulting from Operations	350,692	455,491	1,977,146	1,000,423	(631,467)

Increase (Decrease) in Net Assets from Contract Transactions	374,363	(475,097)	2,965,334	1,433,465	456,312

Total Increase (Decrease) in Net Assets	725,055	(19,606)	4,942,480	2,433,888	(175,155)

Net Assets as of December 31, 2013:	$3,096,828	$3,264,181	$10,421,295	$4,378,895	$6,883,811

Investment Income:
Reinvested Dividends	2,194	18,312	—	—	13,564
Investment Expense:
Mortality and Expense Risk and Administrative Charges	39,345	47,306	162,992	55,429	91,221

Net Investment Income (Loss)	(37,151)	(28,994)	(162,992)	(55,429)	(77,657)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	307,852	3,843	—
Realized Gain (Loss) on Investments	151,751	167,317	1,328,534	412,678	(28,459)

Net Realized Capital Gains (Losses) on Investments	151,751	167,317	1,636,386	416,521	(28,459)
Net Change in Unrealized Appreciation (Depreciation)	(142,984)	(162,024)	(744,817)	14,517	(48,618)

Net Gain (Loss) on Investment	8,767	5,293	891,569	431,038	(77,077)
Net Increase (Decrease) in Net Assets Resulting from Operations	(28,384)	(23,701)	728,577	375,609	(154,734)

Increase (Decrease) in Net Assets from Contract Transactions	(941,964)	11,194	3,273,802	(543,052)	(2,330,495)

Total Increase (Decrease) in Net Assets	(970,348)	(12,507)	4,002,379	(167,443)	(2,485,229)

Net Assets as of December 31, 2014:	$2,126,480	$3,251,674	$14,423,674	$4,211,452	$4,398,582

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Europe 30	ProFund VP Falling U.S. Dollar	ProFund VP Financials	ProFund VP International	ProFund VP Japan
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$376,164	$205,066	$1,428,016	$4,414,657	$87,938

Investment Income:
Reinvested Dividends	3,001	—	11,806	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,912	2,484	51,768	61,175	13,556

Net Investment Income (Loss)	(2,911)	(2,484)	(39,962)	(61,175)	(13,556)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	129,613	—
Realized Gain (Loss) on Investments	16,466	(8,628)	344,175	331,066	208,027

Net Realized Capital Gains (Losses) on Investments	16,466	(8,628)	344,175	460,679	208,027
Net Change in Unrealized Appreciation (Depreciation)	29,408	5,470	588,620	88,358	101,043

Net Gain (Loss) on Investment	45,874	(3,158)	932,795	549,037	309,070
Net Increase (Decrease) in Net Assets Resulting from Operations	42,963	(5,642)	892,833	487,862	295,514

Increase (Decrease) in Net Assets from Contract Transactions	36,018	20,072	2,357,058	210,839	737,402

Total Increase (Decrease) in Net Assets	78,981	14,430	3,249,891	698,701	1,032,916

Net Assets as of December 31, 2013:	$455,145	$219,496	$4,677,907	$5,113,358	$1,120,854

Investment Income:
Reinvested Dividends	17,673	—	9,140	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,584	1,731	62,265	53,904	8,943

Net Investment Income (Loss)	1,089	(1,731)	(53,125)	(53,904)	(8,943)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	438,234	244,500
Realized Gain (Loss) on Investments	46,233	(3,611)	312,104	(29,421)	(15,683)

Net Realized Capital Gains (Losses) on Investments	46,233	(3,611)	312,104	408,813	228,817
Net Change in Unrealized Appreciation (Depreciation)	(180,441)	(11,175)	179,593	(519,295)	(249,423)

Net Gain (Loss) on Investment	(134,208)	(14,786)	491,697	(110,482)	(20,606)
Net Increase (Decrease) in Net Assets Resulting from Operations	(133,119)	(16,517)	438,572	(164,386)	(29,549)

Increase (Decrease) in Net Assets from Contract Transactions	818,707	(117,674)	(868,930)	(3,495,536)	(564,640)

Total Increase (Decrease) in Net Assets	685,588	(134,191)	(430,358)	(3,659,922)	(594,189)

Net Assets as of December 31, 2014:	$1,140,733	$85,305	$4,247,549	$1,453,436	$526,665

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Mid-Cap	ProFund VP Money Market	ProFund VP NASDAQ-100	ProFund VP Oil & Gas	ProFund VP Pharmaceuticals
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$7,214,633	$12,853,646	$4,867,463	$5,436,496	$1,868,125

Investment Income:
Reinvested Dividends	—	2,690	—	24,111	50,067
Investment Expense:
Mortality and Expense Risk and Administrative Charges	113,559	187,274	59,459	81,683	36,739

Net Investment Income (Loss)	(113,559)	(184,584)	(59,459)	(57,572)	13,328
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	361,006	—	—	213,912	135,834
Realized Gain (Loss) on Investments	819,233	—	619,522	9,057	216,425

Net Realized Capital Gains (Losses) on Investments	1,180,239	—	619,522	222,969	352,259
Net Change in Unrealized Appreciation (Depreciation)	720,635	—	621,891	966,402	214,231

Net Gain (Loss) on Investment	1,900,874	—	1,241,413	1,189,371	566,490
Net Increase (Decrease) in Net Assets Resulting from Operations	1,787,315	(184,584)	1,181,954	1,131,799	579,818

Increase (Decrease) in Net Assets from Contract Transactions	(393,360)	(3,568,208)	(310,382)	(884,199)	436,672

Total Increase (Decrease) in Net Assets	1,393,955	(3,752,792)	871,572	247,600	1,016,490

Net Assets as of December 31, 2013:	$8,608,588	$9,100,854	$5,739,035	$5,684,096	$2,884,615

Investment Income:
Reinvested Dividends	—	3,101	—	21,543	30,399
Investment Expense:
Mortality and Expense Risk and Administrative Charges	96,330	212,223	86,750	81,541	60,159

Net Investment Income (Loss)	(96,330)	(209,122)	(86,750)	(59,998)	(29,760)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	1,231,125	—	195,444	348,475	151,766
Realized Gain (Loss) on Investments	(318,463)	—	823,535	143,440	189,170

Net Realized Capital Gains (Losses) on Investments	912,662	—	1,018,979	491,915	340,936
Net Change in Unrealized Appreciation (Depreciation)	(720,696)	—	(176,402)	(1,270,662)	297,092

Net Gain (Loss) on Investment	191,966	—	842,577	(778,747)	638,028
Net Increase (Decrease) in Net Assets Resulting from Operations	95,636	(209,122)	755,827	(838,745)	608,268

Increase (Decrease) in Net Assets from Contract Transactions	(2,950,581)	6,467,714	1,008,641	231,767	2,696,504

Total Increase (Decrease) in Net Assets	(2,854,945)	6,258,592	1,764,468	(606,978)	3,304,772

Net Assets as of December 31, 2014:	$5,753,643	$15,359,446	$7,503,503	$5,077,118	$6,189,387

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Precious Metals	ProFund VP Short Emerging Markets	ProFund VP Short International	ProFund VP Short NASDAQ- 100	ProFund VP Short Small-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$6,108,327	$258,620	$350,434	$747,094	$309,082

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	54,054	3,890	4,127	7,175	3,343

Net Investment Income (Loss)	(54,054)	(3,890)	(4,127)	(7,175)	(3,343)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(1,297,128)	(14,893)	(117,355)	(174,377)	(85,482)

Net Realized Capital Gains (Losses) on Investments	(1,297,128)	(14,893)	(117,355)	(174,377)	(85,482)
Net Change in Unrealized Appreciation (Depreciation)	(785,401)	13,150	43,705	(16,509)	(2,012)

Net Gain (Loss) on Investment	(2,082,529)	(1,743)	(73,650)	(190,886)	(87,494)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,136,583)	(5,633)	(77,777)	(198,061)	(90,837)

Increase (Decrease) in Net Assets from Contract Transactions	(818,301)	(12,283)	(18,338)	(300,161)	(69,506)

Total Increase (Decrease) in Net Assets	(2,954,884)	(17,916)	(96,115)	(498,222)	(160,343)

Net Assets as of December 31, 2013:	$3,153,443	$240,704	$254,319	$248,872	$148,739

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	41,656	3,418	3,115	6,637	1,626

Net Investment Income (Loss)	(41,656)	(3,418)	(3,115)	(6,637)	(1,626)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(614,015)	(32,293)	(48,785)	(63,108)	(35,002)

Net Realized Capital Gains (Losses) on Investments	(614,015)	(32,293)	(48,785)	(63,108)	(35,002)
Net Change in Unrealized Appreciation (Depreciation)	(17,300)	16,783	42,301	(39,711)	22,746

Net Gain (Loss) on Investment	(631,315)	(15,510)	(6,484)	(102,819)	(12,256)
Net Increase (Decrease) in Net Assets Resulting from Operations	(672,971)	(18,928)	(9,599)	(109,456)	(13,882)

Increase (Decrease) in Net Assets from Contract Transactions	(465,259)	53,811	(39,186)	473,705	(29,894)

Total Increase (Decrease) in Net Assets	(1,138,230)	34,883	(48,785)	364,249	(43,776)

Net Assets as of December 31, 2014:	$2,015,213	$275,587	$205,534	$613,121	$104,963

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Small-Cap	ProFund VP Small-Cap Value	ProFund VP Telecommunications	ProFund VP U.S. Government Plus	ProFund VP UltraSmall-Cap
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$6,435,849	$1,366,155	$3,923,118	$3,075,207	$2,009,469

Investment Income:
Reinvested Dividends	—	4,650	69,568	3,060	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	112,953	38,292	32,094	21,584	57,418

Net Investment Income (Loss)	(112,953)	(33,642)	37,474	(18,524)	(57,418)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	191,401	—	105,314	86,299	—
Realized Gain (Loss) on Investments	1,518,550	304,147	118,492	(439,412)	902,707

Net Realized Capital Gains (Losses) on Investments	1,709,951	304,147	223,806	(353,113)	902,707
Net Change in Unrealized Appreciation (Depreciation)	622,761	489,985	(70,062)	(5,310)	1,435,553

Net Gain (Loss) on Investment	2,332,712	794,132	153,744	(358,423)	2,338,260
Net Increase (Decrease) in Net Assets Resulting from Operations	2,219,759	760,490	191,218	(376,947)	2,280,842

Increase (Decrease) in Net Assets from Contract Transactions	286,573	1,811,713	(3,225,523)	(1,717,230)	1,546,343

Total Increase (Decrease) in Net Assets	2,506,332	2,572,203	(3,034,305)	(2,094,177)	3,827,185

Net Assets as of December 31, 2013:	$8,942,181	$3,938,358	$888,813	$981,030	$5,836,654

Investment Income:
Reinvested Dividends	—	—	31,559	3,513	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	65,221	30,923	13,908	31,431	67,248

Net Investment Income (Loss)	(65,221)	(30,923)	17,651	(27,918)	(67,248)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	513,245	84,770	—	—	914,179
Realized Gain (Loss) on Investments	(106,003)	411,336	(546)	127,807	521,787

Net Realized Capital Gains (Losses) on Investments	407,242	496,106	(546)	127,807	1,435,966
Net Change in Unrealized Appreciation (Depreciation)	(736,909)	(427,914)	(24,057)	547,688	(1,470,888)

Net Gain (Loss) on Investment	(329,667)	68,192	(24,603)	675,495	(34,922)
Net Increase (Decrease) in Net Assets Resulting from Operations	(394,888)	37,269	(6,952)	647,577	(102,170)

Increase (Decrease) in Net Assets from Contract Transactions	(3,889,254)	(2,280,107)	(98,042)	1,563,594	(2,020,714)

Total Increase (Decrease) in Net Assets	(4,284,142)	(2,242,838)	(104,994)	2,211,171	(2,122,884)

Net Assets as of December 31, 2014:	$4,658,039	$1,695,520	$783,819	$3,192,201	$3,713,770

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	ProFund VP Utilities	TA Aegon High Yield Bond Initial Class	TA Aegon High Yield Bond Service Class	TA Aegon Money Market Initial Class	TA Aegon Money Market Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$4,847,254	$27,875,102	$360,200	$57,490,473	$754,154

Investment Income:
Reinvested Dividends	68,608	1,061,266	17,695	2,709	30
Investment Expense:
Mortality and Expense Risk and Administrative Charges	40,997	285,945	4,740	745,498	8,348

Net Investment Income (Loss)	27,611	775,321	12,955	(742,789)	(8,318)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	67,748	1,702,880	11,925	—	—

Net Realized Capital Gains (Losses) on Investments	67,748	1,702,880	11,925	—	—
Net Change in Unrealized Appreciation (Depreciation)	188,640	(1,525,061)	(9,984)	—	—

Net Gain (Loss) on Investment	256,388	177,819	1,941	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	283,999	953,140	14,896	(742,789)	(8,318)

Increase (Decrease) in Net Assets from Contract Transactions	(2,866,190)	(11,083,596)	(73,666)	(6,321,433)	(286,060)

Total Increase (Decrease) in Net Assets	(2,582,191)	(10,130,456)	(58,770)	(7,064,222)	(294,378)

Net Assets as of December 31, 2013:	$2,265,063	$17,744,646	$301,430	$50,426,251	$459,776

Investment Income:
Reinvested Dividends	45,176	857,532	15,392	2,472	21
Investment Expense:
Mortality and Expense Risk and Administrative Charges	43,701	244,944	4,006	685,227	5,998

Net Investment Income (Loss)	1,475	612,588	11,386	(682,755)	(5,977)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	133,033	126,348	(1,862)	—	—

Net Realized Capital Gains (Losses) on Investments	133,033	126,348	(1,862)	—	—
Net Change in Unrealized Appreciation (Depreciation)	492,752	(330,784)	(3,026)	—	—

Net Gain (Loss) on Investment	625,785	(204,436)	(4,888)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	627,260	408,152	6,498	(682,755)	(5,977)

Increase (Decrease) in Net Assets from Contract Transactions	593,368	(5,085,377)	(63,129)	(462,036)	(14,392)

Total Increase (Decrease) in Net Assets	1,220,628	(4,677,225)	(56,631)	(1,144,791)	(20,369)

Net Assets as of December 31, 2014:	$3,485,691	$13,067,421	$244,799	$49,281,460	$439,407

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Aegon Tactical Vanguard ETF - Conservative Service Class	TA Aegon Tactical Vanguard ETF - Growth Service Class	TA Aegon U.S. Government Securities Initial Class	TA Aegon U.S. Government Securities Service Class	TA AllianceBernstein Dynamic Allocation Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$675,356	$2,374,346	$17,361,592	$279,092	$5,294,092

Investment Income:
Reinvested Dividends	7,310	19,001	332,436	4,538	61,435
Investment Expense:
Mortality and Expense Risk and Administrative Charges	10,529	31,557	212,490	3,196	75,120

Net Investment Income (Loss)	(3,219)	(12,556)	119,946	1,342	(13,685)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	8,257	—	311,074	5,029	—
Realized Gain (Loss) on Investments	7,672	163,665	(90,298)	(833)	175,894

Net Realized Capital Gains (Losses) on Investments	15,929	163,665	220,776	4,196	175,894
Net Change in Unrealized Appreciation (Depreciation)	24,286	173,660	(900,190)	(15,245)	116,472

Net Gain (Loss) on Investment	40,215	337,325	(679,414)	(11,049)	292,366
Net Increase (Decrease) in Net Assets Resulting from Operations	36,996	324,769	(559,468)	(9,707)	278,681

Increase (Decrease) in Net Assets from Contract Transactions	164,939	(530,751)	(4,458,268)	(39,606)	(841,261)

Total Increase (Decrease) in Net Assets	201,935	(205,982)	(5,017,736)	(49,313)	(562,580)

Net Assets as of December 31, 2013:	$877,291	$2,168,364	$12,343,856	$229,779	$4,731,512

Investment Income:
Reinvested Dividends	10,372	22,756	428,443	6,900	47,863
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,965	40,115	159,754	2,604	68,110

Net Investment Income (Loss)	(3,593)	(17,359)	268,689	4,296	(20,247)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	40,924	129,489	179,905	3,251	—
Realized Gain (Loss) on Investments	5,266	58,553	(343,277)	(5,318)	120,079

Net Realized Capital Gains (Losses) on Investments	46,190	188,042	(163,372)	(2,067)	120,079
Net Change in Unrealized Appreciation (Depreciation)	(22,674)	(107,598)	244,453	3,715	87,499

Net Gain (Loss) on Investment	23,516	80,444	81,081	1,648	207,578
Net Increase (Decrease) in Net Assets Resulting from Operations	19,923	63,085	349,770	5,944	187,331

Increase (Decrease) in Net Assets from Contract Transactions	170,695	814,845	(2,139,474)	(83,389)	(362,202)

Total Increase (Decrease) in Net Assets	190,618	877,930	(1,789,704)	(77,445)	(174,871)

Net Assets as of December 31, 2014:	$1,067,909	$3,046,294	$10,554,152	$152,334	$4,556,641

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA AllianceBernstein Dynamic Allocation Service Class	TA Asset Allocation - Conservative Initial Class	TA Asset Allocation - Conservative Service Class	TA Asset Allocation - Growth Initial Class	TA Asset Allocation - Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$166,938	$99,824,266	$2,377,064	$100,324,243	$3,307,766

Investment Income:
Reinvested Dividends	1,662	2,981,896	42,038	1,285,977	33,799
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,270	1,370,815	22,174	1,507,551	46,040

Net Investment Income (Loss)	(608)	1,611,081	19,864	(221,574)	(12,241)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	147,094	2,243	—	—
Realized Gain (Loss) on Investments	2,461	6,790,171	142,961	(487,417)	(82,268)

Net Realized Capital Gains (Losses) on Investments	2,461	6,937,265	145,204	(487,417)	(82,268)
Net Change in Unrealized Appreciation (Depreciation)	7,688	(1,443,921)	(46,803)	24,610,141	851,766

Net Gain (Loss) on Investment	10,149	5,493,344	98,401	24,122,724	769,498
Net Increase (Decrease) in Net Assets Resulting from Operations	9,541	7,104,425	118,265	23,901,150	757,257

Increase (Decrease) in Net Assets from Contract Transactions	(8,519)	(25,468,551)	(1,108,903)	(8,436,984)	(441,469)

Total Increase (Decrease) in Net Assets	1,022	(18,364,126)	(990,638)	15,464,166	315,788

Net Assets as of December 31, 2013:	$167,960	$81,460,140	$1,386,426	$115,788,409	$3,623,554

Investment Income:
Reinvested Dividends	1,160	1,974,476	28,363	2,497,624	69,328
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,903	1,084,280	17,037	1,543,325	43,369

Net Investment Income (Loss)	(743)	890,196	11,326	954,299	25,959
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,207,695	19,136	—	—
Realized Gain (Loss) on Investments	15,262	1,667,368	30,271	4,828,415	171,605

Net Realized Capital Gains (Losses) on Investments	15,262	2,875,063	49,407	4,828,415	171,605
Net Change in Unrealized Appreciation (Depreciation)	(8,688)	(3,240,352)	(54,623)	(4,625,039)	(179,811)

Net Gain (Loss) on Investment	6,574	(365,289)	(5,216)	203,376	(8,206)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,831	524,907	6,110	1,157,675	17,753

Increase (Decrease) in Net Assets from Contract Transactions	(49,953)	(10,402,816)	(237,139)	(12,896,962)	(592,754)

Total Increase (Decrease) in Net Assets	(44,122)	(9,877,909)	(231,029)	(11,739,287)	(575,001)

Net Assets as of December 31, 2014:	$123,838	$71,582,231	$1,155,397	$104,049,122	$3,048,553

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Asset Allocation - Moderate Initial Class	TA Asset Allocation - Moderate Service Class	TA Asset Allocation - Moderate Growth Initial Class	TA Asset Allocation - Moderate Growth Service Class	TA Barrow Hanley Dividend Focused Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$167,748,858	$3,923,835	$207,514,208	$5,323,156	$69,821,098

Investment Income:
Reinvested Dividends	3,993,375	77,668	4,931,652	110,299	1,799,460
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,371,606	49,047	3,082,408	71,468	1,085,112

Net Investment Income (Loss)	1,621,769	28,621	1,849,244	38,831	714,348
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	2,735,889	90,244	(61,282)	20,302	3,854,857

Net Realized Capital Gains (Losses) on Investments	2,735,889	90,244	(61,282)	20,302	3,854,857
Net Change in Unrealized Appreciation (Depreciation)	14,193,053	276,756	33,830,337	802,822	14,806,608

Net Gain (Loss) on Investment	16,928,942	367,000	33,769,055	823,124	18,661,465
Net Increase (Decrease) in Net Assets Resulting from Operations	18,550,711	395,621	35,618,299	861,955	19,375,813

Increase (Decrease) in Net Assets from Contract Transactions	(21,157,174)	(979,642)	(15,746,078)	(908,552)	(5,843,784)

Total Increase (Decrease) in Net Assets	(2,606,463)	(584,021)	19,872,221	(46,597)	13,532,029

Net Assets as of December 31, 2013:	$165,142,395	$3,339,814	$227,386,429	$5,276,559	$83,353,127

Investment Income:
Reinvested Dividends	3,427,209	64,196	5,577,952	121,550	1,086,218
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,239,435	42,520	2,954,417	64,664	1,146,894

Net Investment Income (Loss)	1,187,774	21,676	2,623,535	56,886	(60,676)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	5,728,379	107,038	5,563,060	133,148	4,678,353

Net Realized Capital Gains (Losses) on Investments	5,728,379	107,038	5,563,060	133,148	4,678,353
Net Change in Unrealized Appreciation (Depreciation)	(4,996,796)	(89,388)	(6,207,646)	(137,564)	3,634,190

Net Gain (Loss) on Investment	731,583	17,650	(644,586)	(4,416)	8,312,543
Net Increase (Decrease) in Net Assets Resulting from Operations	1,919,357	39,326	1,978,949	52,470	8,251,867

Increase (Decrease) in Net Assets from Contract Transactions	(20,412,519)	(424,366)	(35,899,373)	(540,905)	(8,151,464)

Total Increase (Decrease) in Net Assets	(18,493,162)	(385,040)	(33,920,424)	(488,435)	100,403

Net Assets as of December 31, 2014:	$146,649,233	$2,954,774	$193,466,005	$4,788,124	$83,453,530

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Barrow Hanley Dividend Focused Service Class	TA BlackRock Tactical Allocation Service Class	TA Clarion Global Real Estate Securities Initial Class	TA Clarion Global Real Estate Securities Service Class	TA International Moderate Growth Initial Class
	Subaccount	Subaccount(1)	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$825,014	$—	$40,729,279	$670,602	$6,141,627

Investment Income:
Reinvested Dividends	19,084	—	2,240,305	35,250	118,664
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,349	—	571,930	9,907	83,786

Net Investment Income (Loss)	6,735	—	1,668,375	25,343	34,878
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	46,257	—	1,893,650	(47,874)	161,737

Net Realized Capital Gains (Losses) on Investments	46,257	—	1,893,650	(47,874)	161,737
Net Change in Unrealized Appreciation (Depreciation)	167,307	—	(2,725,587)	36,239	418,647

Net Gain (Loss) on Investment	213,564	—	(831,937)	(11,635)	580,384
Net Increase (Decrease) in Net Assets Resulting from Operations	220,299	—	836,438	13,708	615,262

Increase (Decrease) in Net Assets from Contract Transactions	(71,440)	—	(4,833,653)	(34,568)	(1,037,648)

Total Increase (Decrease) in Net Assets	148,859	—	(3,997,215)	(20,860)	(422,386)

Net Assets as of December 31, 2013:	$973,873	$—	$36,732,064	$649,742	$5,719,241

Investment Income:
Reinvested Dividends	13,553	72,763	564,646	8,226	116,055
Investment Expense:
Mortality and Expense Risk and Administrative Charges	14,716	53,479	527,476	8,872	73,500

Net Investment Income (Loss)	(1,163)	19,284	37,170	(646)	42,555
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	115,108	—	—	—
Realized Gain (Loss) on Investments	76,136	5,474	706,170	19,083	134,288

Net Realized Capital Gains (Losses) on Investments	76,136	120,582	706,170	19,083	134,288
Net Change in Unrealized Appreciation (Depreciation)	32,417	30,129	3,458,120	49,291	(272,760)

Net Gain (Loss) on Investment	108,553	150,711	4,164,290	68,374	(138,472)
Net Increase (Decrease) in Net Assets Resulting from Operations	107,390	169,995	4,201,460	67,728	(95,917)

Increase (Decrease) in Net Assets from Contract Transactions	49,397	5,326,070	(4,062,906)	(161,207)	(900,682)

Total Increase (Decrease) in Net Assets	156,787	5,496,065	138,554	(93,479)	(996,599)

Net Assets as of December 31, 2014:	$1,130,660	$5,496,065	$36,870,618	$556,263	$4,722,642

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA International Moderate Growth Service Class	TA Janus Balanced Service Class	TA Jennison Growth Initial Class	TA Jennison Growth Service Class	TA JPMorgan Core Bond Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$11,924	$1,219,947	$17,153,023	$148,677	$74,252,610

Investment Income:
Reinvested Dividends	194	13,929	53,171	76	1,732,231
Investment Expense:
Mortality and Expense Risk and Administrative Charges	179	24,896	272,413	2,017	821,841

Net Investment Income (Loss)	15	(10,967)	(219,242)	(1,941)	910,390
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	1,534,824	8,974	—
Realized Gain (Loss) on Investments	684	41,230	788,633	14,749	803,563

Net Realized Capital Gains (Losses) on Investments	684	41,230	2,323,457	23,723	803,563
Net Change in Unrealized Appreciation (Depreciation)	424	261,130	3,970,621	18,439	(3,665,417)

Net Gain (Loss) on Investment	1,108	302,360	6,294,078	42,162	(2,861,854)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,123	291,393	6,074,836	40,221	(1,951,464)

Increase (Decrease) in Net Assets from Contract Transactions	(1,779)	850,014	28,398	(41,205)	(21,096,812)

Total Increase (Decrease) in Net Assets	(656)	1,141,407	6,103,234	(984)	(23,048,276)

Net Assets as of December 31, 2013:	$11,268	$2,361,354	$23,256,257	$147,693	$51,204,334

Investment Income:
Reinvested Dividends	488	16,950	—	—	991,512
Investment Expense:
Mortality and Expense Risk and Administrative Charges	288	34,410	332,040	2,152	692,156

Net Investment Income (Loss)	200	(17,460)	(332,040)	(2,152)	299,356
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	2,476,457	14,093	—
Realized Gain (Loss) on Investments	58	56,565	1,168,852	4,803	(50,924)

Net Realized Capital Gains (Losses) on Investments	58	56,565	3,645,309	18,896	(50,924)
Net Change in Unrealized Appreciation (Depreciation)	(825)	119,299	(1,527,883)	(5,943)	1,634,715

Net Gain (Loss) on Investment	(767)	175,864	2,117,426	12,953	1,583,791
Net Increase (Decrease) in Net Assets Resulting from Operations	(567)	158,404	1,785,386	10,801	1,883,147

Increase (Decrease) in Net Assets from Contract Transactions	12,556	297,808	417,559	(27,406)	(3,404,753)

Total Increase (Decrease) in Net Assets	11,989	456,212	2,202,945	(16,605)	(1,521,606)

Net Assets as of December 31, 2014:	$23,257	$2,817,566	$25,459,202	$131,088	$49,682,728

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA JPMorgan Core Bond Service Class	TA JPMorgan Enhanced Index Initial Class	TA JPMorgan Enhanced Index Service Class	TA JPMorgan Mid Cap Value Initial Class	TA JPMorgan Mid Cap Value Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$932,091	$12,952,885	$124,280	$16,561,039	$205,531

Investment Income:
Reinvested Dividends	21,625	102,005	638	85,139	713
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,322	233,306	1,884	245,070	2,628

Net Investment Income (Loss)	9,303	(131,301)	(1,246)	(159,931)	(1,915)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	106,156	850	204,048	2,253
Realized Gain (Loss) on Investments	12,111	1,174,455	15,577	725,558	10,803

Net Realized Capital Gains (Losses) on Investments	12,111	1,280,611	16,427	929,606	13,056
Net Change in Unrealized Appreciation (Depreciation)	(52,275)	2,736,684	18,036	3,838,868	42,636

Net Gain (Loss) on Investment	(40,164)	4,017,295	34,463	4,768,474	55,692
Net Increase (Decrease) in Net Assets Resulting from Operations	(30,861)	3,885,994	33,217	4,608,543	53,777

Increase (Decrease) in Net Assets from Contract Transactions	(162,102)	1,710,657	(15,820)	(2,665,703)	(47,639)

Total Increase (Decrease) in Net Assets	(192,963)	5,596,651	17,397	1,942,840	6,138

Net Assets as of December 31, 2013:	$739,128	$18,549,536	$141,677	$18,503,879	$211,669

Investment Income:
Reinvested Dividends	11,508	143,876	1,133	128,819	1,057
Investment Expense:
Mortality and Expense Risk and Administrative Charges	9,879	281,417	2,252	252,350	2,519

Net Investment Income (Loss)	1,629	(137,541)	(1,119)	(123,531)	(1,462)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,267,753	12,033	1,048,752	10,746
Realized Gain (Loss) on Investments	1,662	1,740,310	4,253	929,444	17,226

Net Realized Capital Gains (Losses) on Investments	1,662	3,008,063	16,286	1,978,196	27,972
Net Change in Unrealized Appreciation (Depreciation)	21,692	(874,283)	3,738	476,925	(1,973)

Net Gain (Loss) on Investment	23,354	2,133,780	20,024	2,455,121	25,999
Net Increase (Decrease) in Net Assets Resulting from Operations	24,983	1,996,239	18,905	2,331,590	24,537

Increase (Decrease) in Net Assets from Contract Transactions	(184,015)	697,377	7,394	(2,223,634)	(41,481)

Total Increase (Decrease) in Net Assets	(159,032)	2,693,616	26,299	107,956	(16,944)

Net Assets as of December 31, 2014:	$580,096	$21,243,152	$167,976	$18,611,835	$194,725

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA JPMorgan Tactical Allocation Initial Class	TA JPMorgan Tactical Allocation Service Class	TA MFS International Equity Initial Class	TA MFS International Equity Service Class	TA Morgan Stanley Capital Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$58,147,819	$792,477	$45,270,898	$295,228	$28,989,447

Investment Income:
Reinvested Dividends	602,265	5,945	537,347	2,904	220,291
Investment Expense:
Mortality and Expense Risk and Administrative Charges	757,508	9,133	661,880	4,031	447,291

Net Investment Income (Loss)	(155,243)	(3,188)	(124,533)	(1,127)	(227,000)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	144,397
Realized Gain (Loss) on Investments	(1,327,420)	2,550	1,070,534	(234)	(361,175)

Net Realized Capital Gains (Losses) on Investments	(1,327,420)	2,550	1,070,534	(234)	(216,778)
Net Change in Unrealized Appreciation (Depreciation)	3,679,023	26,737	6,162,050	45,551	13,027,584

Net Gain (Loss) on Investment	2,351,603	29,287	7,232,584	45,317	12,810,806
Net Increase (Decrease) in Net Assets Resulting from Operations	2,196,360	26,099	7,108,051	44,190	12,583,806

Increase (Decrease) in Net Assets from Contract Transactions	(7,550,466)	(198,863)	(2,562,341)	(21,923)	(2,585,855)

Total Increase (Decrease) in Net Assets	(5,354,106)	(172,764)	4,545,710	22,267	9,997,951

Net Assets as of December 31, 2013:	$52,793,713	$619,713	$49,816,608	$317,495	$38,987,398

Investment Income:
Reinvested Dividends	566,026	5,355	450,992	2,767	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	708,386	8,044	675,348	4,515	531,651

Net Investment Income (Loss)	(142,360)	(2,689)	(224,356)	(1,748)	(531,651)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	849,515
Realized Gain (Loss) on Investments	220,935	18,892	1,538,800	14,618	1,985,848

Net Realized Capital Gains (Losses) on Investments	220,935	18,892	1,538,800	14,618	2,835,363
Net Change in Unrealized Appreciation (Depreciation)	2,460,196	11,281	(4,403,240)	(34,044)	(707,849)

Net Gain (Loss) on Investment	2,681,131	30,173	(2,864,440)	(19,426)	2,127,514
Net Increase (Decrease) in Net Assets Resulting from Operations	2,538,771	27,484	(3,088,796)	(21,174)	1,595,863

Increase (Decrease) in Net Assets from Contract Transactions	(5,583,781)	(133,373)	(2,533,605)	32,728	(2,553,588)

Total Increase (Decrease) in Net Assets	(3,045,010)	(105,889)	(5,622,401)	11,554	(957,725)

Net Assets as of December 31, 2014:	$49,748,703	$513,824	$44,194,207	$329,049	$38,029,673

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Morgan Stanley Capital Growth Service Class	TA Morgan Stanley Mid-Cap Growth Initial Class	TA Morgan Stanley Mid-Cap Growth Service Class	TA Multi-Managed Balanced Initial Class	TA Multi-Managed Balanced Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$125,452	$132,673,373	$790,694	$122,472,335	$553,430

Investment Income:
Reinvested Dividends	698	1,181,576	5,117	2,044,432	10,646
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,677	1,953,826	11,442	1,728,786	9,033

Net Investment Income (Loss)	(979)	(772,250)	(6,325)	315,646	1,613
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	611	2,957,565	17,612	4,192,538	24,562
Realized Gain (Loss) on Investments	6,975	2,492,231	46,468	2,475,944	28,548

Net Realized Capital Gains (Losses) on Investments	7,586	5,449,796	64,080	6,668,482	53,110
Net Change in Unrealized Appreciation (Depreciation)	39,531	41,431,633	208,982	12,499,281	47,343

Net Gain (Loss) on Investment	47,117	46,881,429	273,062	19,167,763	100,453
Net Increase (Decrease) in Net Assets Resulting from Operations	46,138	46,109,179	266,737	19,483,409	102,066

Increase (Decrease) in Net Assets from Contract Transactions	(46,921)	(17,098,339)	(116,598)	(8,439,019)	11,311

Total Increase (Decrease) in Net Assets	(783)	29,010,840	150,139	11,044,390	113,377

Net Assets as of December 31, 2013:	$124,669	$161,684,213	$940,833	$133,516,725	$666,807

Investment Income:
Reinvested Dividends	—	—	—	1,869,958	8,769
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,786	1,982,292	11,238	1,834,965	9,470

Net Investment Income (Loss)	(1,786)	(1,982,292)	(11,238)	34,993	(701)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,911	9,417,347	54,035	7,917,483	43,576
Realized Gain (Loss) on Investments	11,347	7,373,666	53,269	3,496,084	12,034

Net Realized Capital Gains (Losses) on Investments	14,258	16,791,013	107,304	11,413,567	55,610
Net Change in Unrealized Appreciation (Depreciation)	(7,670)	(17,135,618)	(112,805)	540,587	8,140

Net Gain (Loss) on Investment	6,588	(344,605)	(5,501)	11,954,154	63,750
Net Increase (Decrease) in Net Assets Resulting from Operations	4,802	(2,326,897)	(16,739)	11,989,147	63,049

Increase (Decrease) in Net Assets from Contract Transactions	(10,969)	(22,673,110)	(177,570)	(9,015,432)	12,759

Total Increase (Decrease) in Net Assets	(6,167)	(25,000,007)	(194,309)	2,973,715	75,808

Net Assets as of December 31, 2014:	$118,502	$136,684,206	$746,524	$136,490,440	$742,615

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA PIMCO Tactical - Balanced Service Class	TA PIMCO Tactical - Conservative Service Class	TA PIMCO Tactical - Growth Service Class	TA PIMCO Total Return Initial Class	TA PIMCO Total Return Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$1,889,653	$1,840,876	$500,498	$76,559,232	$984,685

Investment Income:
Reinvested Dividends	13,257	6,045	4,884	1,227,829	17,089
Investment Expense:
Mortality and Expense Risk and Administrative Charges	28,865	19,461	11,275	885,918	14,393

Net Investment Income (Loss)	(15,608)	(13,416)	(6,391)	341,911	2,696
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	697,800	10,695
Realized Gain (Loss) on Investments	(4,776)	(56,148)	30,225	(1,577)	427

Net Realized Capital Gains (Losses) on Investments	(4,776)	(56,148)	30,225	696,223	11,122
Net Change in Unrealized Appreciation (Depreciation)	221,694	148,245	82,534	(3,686,178)	(58,390)

Net Gain (Loss) on Investment	216,918	92,097	112,759	(2,989,955)	(47,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	201,310	78,681	106,368	(2,648,044)	(44,572)

Increase (Decrease) in Net Assets from Contract Transactions	457,191	(965,752)	(4,370)	(20,003,747)	13,858

Total Increase (Decrease) in Net Assets	658,501	(887,071)	101,998	(22,651,791)	(30,714)

Net Assets as of December 31, 2013:	$2,548,154	$953,805	$602,496	$53,907,441	$953,971

Investment Income:
Reinvested Dividends	36,313	12,419	10,941	899,583	8,226
Investment Expense:
Mortality and Expense Risk and Administrative Charges	44,299	13,517	9,296	703,681	7,828

Net Investment Income (Loss)	(7,986)	(1,098)	1,645	195,902	398
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	117,360	21,247	19,028	—	—
Realized Gain (Loss) on Investments	92,642	11,516	9,212	(584,772)	(10,316)

Net Realized Capital Gains (Losses) on Investments	210,002	32,763	28,240	(584,772)	(10,316)
Net Change in Unrealized Appreciation (Depreciation)	(39,785)	39,048	850	2,007,729	29,795

Net Gain (Loss) on Investment	170,217	71,811	29,090	1,422,957	19,479
Net Increase (Decrease) in Net Assets Resulting from Operations	162,231	70,713	30,735	1,618,859	19,877

Increase (Decrease) in Net Assets from Contract Transactions	(838,758)	41,575	72,582	(13,358,441)	(497,162)

Total Increase (Decrease) in Net Assets	(676,527)	112,288	103,317	(11,739,582)	(477,285)

Net Assets as of December 31, 2014:	$1,871,627	$1,066,093	$705,813	$42,167,859	$476,686

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Systematic Small/Mid Cap Value Initial Class	TA Systematic Small/Mid Cap Value Service Class	TA T. Rowe Price Small Cap Initial Class	TA T. Rowe Price Small Cap Service Class	TA Torray Concentrated Growth Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$26,513,383	$632,490	$28,527,518	$319,628	$17,688,627

Investment Income:
Reinvested Dividends	440,167	5,773	25,511	—	212,252
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,178,142	21,714	501,786	5,794	307,751

Net Investment Income (Loss)	(737,975)	(15,941)	(476,275)	(5,794)	(95,499)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	211,691	3,951	1,476,975	18,638	—
Realized Gain (Loss) on Investments	1,328,699	57,982	2,711,032	20,359	1,254,514

Net Realized Capital Gains (Losses) on Investments	1,540,390	61,933	4,188,007	38,997	1,254,514
Net Change in Unrealized Appreciation (Depreciation)	22,479,033	383,501	8,372,918	109,802	4,720,006

Net Gain (Loss) on Investment	24,019,423	445,434	12,560,925	148,799	5,974,520
Net Increase (Decrease) in Net Assets Resulting from Operations	23,281,448	429,493	12,084,650	143,005	5,879,021

Increase (Decrease) in Net Assets from Contract Transactions	68,687,658	884,996	(269,946)	34,185	1,755,763

Total Increase (Decrease) in Net Assets	91,969,106	1,314,489	11,814,704	177,190	7,634,784

Net Assets as of December 31, 2013:	$118,482,489	$1,946,979	$40,342,222	$496,818	$25,323,411

Investment Income:
Reinvested Dividends	861,920	11,321	—	—	214,244
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,565,259	25,993	542,487	5,699	342,823

Net Investment Income (Loss)	(703,339)	(14,672)	(542,487)	(5,699)	(128,579)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,201,837	158,209	1,205,667	13,323	3,578,679
Realized Gain (Loss) on Investments	3,899,086	48,934	2,504,315	59,422	2,221,812

Net Realized Capital Gains (Losses) on Investments	13,100,923	207,143	3,709,982	72,745	5,800,491
Net Change in Unrealized Appreciation (Depreciation)	(8,454,205)	(127,186)	(1,397,829)	(51,143)	(3,726,249)

Net Gain (Loss) on Investment	4,646,718	79,957	2,312,153	21,602	2,074,242
Net Increase (Decrease) in Net Assets Resulting from Operations	3,943,379	65,285	1,769,666	15,903	1,945,663

Increase (Decrease) in Net Assets from Contract Transactions	(15,750,041)	(156,587)	(3,851,138)	(182,865)	(4,956,240)

Total Increase (Decrease) in Net Assets	(11,806,662)	(91,302)	(2,081,472)	(166,962)	(3,010,577)

Net Assets as of December 31, 2014:	$106,675,827	$1,855,677	$38,260,750	$329,856	$22,312,834

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2013 and 2014, Except as Noted

	TA Torray Concentrated Growth Service Class	TA Vanguard ETF - Balanced Service Class	TA Vanguard ETF - Growth Service Class	TA WMC US Growth Initial Class	TA WMC US Growth Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2013:	$116,062	$996,682	$2,728,447	$361,912,975	$1,690,925

Investment Income:
Reinvested Dividends	1,185	15,884	37,183	4,046,241	13,439
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,990	17,173	43,569	5,149,608	23,037

Net Investment Income (Loss)	(805)	(1,289)	(6,386)	(1,103,367)	(9,598)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	19,680	60,053	—	—
Realized Gain (Loss) on Investments	15,416	43,342	92,689	4,510,547	81,479

Net Realized Capital Gains (Losses) on Investments	15,416	63,022	152,742	4,510,547	81,479
Net Change in Unrealized Appreciation (Depreciation)	24,063	64,206	352,939	100,574,698	385,877

Net Gain (Loss) on Investment	39,479	127,228	505,681	105,085,245	467,356
Net Increase (Decrease) in Net Assets Resulting from Operations	38,674	125,939	499,295	103,981,878	457,758

Increase (Decrease) in Net Assets from Contract Transactions	2,589	1,862,185	845,446	(45,468,277)	(372,535)

Total Increase (Decrease) in Net Assets	41,263	1,988,124	1,344,741	58,513,601	85,223

Net Assets as of December 31, 2013:	$157,325	$2,984,806	$4,073,188	$420,426,576	$1,776,148

Investment Income:
Reinvested Dividends	1,083	34,903	57,442	3,581,482	11,022
Investment Expense:
Mortality and Expense Risk and Administrative Charges	2,199	50,775	74,548	5,423,448	22,307

Net Investment Income (Loss)	(1,116)	(15,872)	(17,106)	(1,841,966)	(11,285)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,350	109,924	320,997	14,467,879	59,418
Realized Gain (Loss) on Investments	21,445	50,069	162,234	15,169,120	128,971

Net Realized Capital Gains (Losses) on Investments	44,795	159,993	483,231	29,636,999	188,389
Net Change in Unrealized Appreciation (Depreciation)	(30,767)	(52,579)	(327,328)	9,467,973	(37,418)

Net Gain (Loss) on Investment	14,028	107,414	155,903	39,104,972	150,971
Net Increase (Decrease) in Net Assets Resulting from Operations	12,912	91,542	138,797	37,263,006	139,686

Increase (Decrease) in Net Assets from Contract Transactions	(49,985)	1,989,902	1,680,325	(46,911,725)	(298,151)

Total Increase (Decrease) in Net Assets	(37,073)	2,081,444	1,819,122	(9,648,719)	(158,465)

Net Assets as of December 31, 2014:	$120,252	$5,066,250	$5,892,310	$410,777,857	$1,617,683

See Accompanying Notes.

(1)	See Footnote 1

23

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies

Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC). The Separate Account was formerly a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL). Effective October 1, 2014, WRL merged into TPLIC. TPLIC is an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap

24

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon Money Market Initial Class	Transamerica Aegon Money Market VP Initial Class
TA Aegon Money Market Service Class	Transamerica Aegon Money Market VP Service Class
TA Aegon Tactical Vanguard ETF—Conservative Service Class	Transamerica Aegon Tactical Vanguard ETF—Conservative VP Service Class
TA Aegon Tactical Vanguard ETF—Growth Service Class	Transamerica Aegon Tactical Vanguard ETF—Growth VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA AllianceBernstein Dynamic Allocation Initial Class	Transamerica AllianceBernstein Dynamic Allocation VP Initial Class
TA AllianceBernstein Dynamic Allocation Service Class	Transamerica AllianceBernstein Dynamic Allocation VP Service Class
TA Asset Allocation—Conservative Initial Class	Transamerica Asset Allocation—Conservative VP Initial Class
TA Asset Allocation—Conservative Service Class	Transamerica Asset Allocation—Conservative VP Service Class
TA Asset Allocation—Growth Initial Class	Transamerica Asset Allocation—Growth VP Initial Class
TA Asset Allocation—Growth Service Class	Transamerica Asset Allocation—Growth VP Service Class
TA Asset Allocation—Moderate Initial Class	Transamerica Asset Allocation—Moderate VP Initial Class
TA Asset Allocation—Moderate Service Class	Transamerica Asset Allocation—Moderate VP Service Class
TA Asset Allocation—Moderate Growth Initial Class	Transamerica Asset Allocation—Moderate Growth VP Initial Class
TA Asset Allocation—Moderate Growth Service Class	Transamerica Asset Allocation—Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class

25

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust

TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Morgan Stanley Mid-Cap Growth Initial Class	Transamerica Morgan Stanley Mid-Cap Growth VP Initial Class
TA Morgan Stanley Mid-Cap Growth Service Class	Transamerica Morgan Stanley Mid-Cap Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical—Balanced Service Class	Transamerica PIMCO Tactical—Balanced VP Service Class
TA PIMCO Tactical—Conservative Service Class	Transamerica PIMCO Tactical—Conservative VP Service Class
TA PIMCO Tactical—Growth Service Class	Transamerica PIMCO Tactical—Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA Systematic Small/Mid Cap Value Initial Class	Transamerica Systematic Small/Mid Cap Value VP Initial Class
TA Systematic Small/Mid Cap Value Service Class	Transamerica Systematic Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA Vanguard ETF—Balanced Service Class	Transamerica Vanguard ETF—Balanced VP Service Class
TA Vanguard ETF—Growth Service Class	Transamerica Vanguard ETF—Growth VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
TA BlackRock Tactical Allocation Service Class	April 30, 2014
TA Aegon Tactical Vanguard ETF—Conservative Service Class	December 9, 2011
TA Aegon Tactical Vanguard ETF—Growth Service Class	December 9, 2011
TA Jennison Growth Initial Class	April 30, 2010
TA Jennison Growth Service Class	April 30, 2010

The following subaccount name changes were made effective during the fiscal year ended December 31, 2014:

Subaccount	Formerly
TA Torray Concentrated Growth Initial Class	TA BNP Paribas Large Cap Growth Initial Class
TA Torray Concentrated Growth Service Class	TA BNP Paribas Large Cap Growth Service Class
TA WMC US Growth Initial Class	TA WMC Diversified Growth Initial Class
TA WMC US Growth Service Class	TA WMC Diversified Growth Service Class

26

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

1. Organization and Summary of Significant Accounting Policies (continued)

During the current year the following subaccounts were liquidated and subsequently reinvested:

Reinvested Subaccount	Liquidated Subaccount
TA BlackRock Tactical Allocation Service Class	TA Hanlon Income Service Class

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2014.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

27

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2014 were as follows:

Subaccount	Purchases	Sales
Fidelity® VIP Contrafund® Service Class 2	$1,406,780	$3,637,250
Fidelity® VIP Equity-Income Service Class 2	642,594	2,019,102
Fidelity® VIP Growth Opportunities Service Class 2	66,322	822,709
Fidelity® VIP Index 500 Service Class 2	4,163	36,253
Access VP High Yield	2,857,303	2,992,756
ProFund VP Asia 30	315,131	1,294,243
ProFund VP Basic Materials	1,238,776	1,256,573
ProFund VP Bull	21,284,117	17,865,449
ProFund VP Consumer Services	1,647,293	2,241,926
ProFund VP Emerging Markets	2,386,786	4,794,938
ProFund VP Europe 30	1,679,855	860,061
ProFund VP Falling U.S. Dollar	10,437	129,841
ProFund VP Financials	902,240	1,824,294
ProFund VP International	2,140,744	5,251,951
ProFund VP Japan	366,361	695,446
ProFund VP Mid-Cap	12,561,639	14,377,427
ProFund VP Money Market	54,169,888	47,911,276
ProFund VP NASDAQ-100	11,408,488	10,291,025
ProFund VP Oil & Gas	2,689,328	2,169,089
ProFund VP Pharmaceuticals	3,961,261	1,142,752
ProFund VP Precious Metals	1,263,821	1,770,734
ProFund VP Short Emerging Markets	649,542	599,149
ProFund VP Short International	489,447	531,747
ProFund VP Short NASDAQ-100	1,415,984	949,094
ProFund VP Short Small-Cap	388,876	420,397
ProFund VP Small-Cap	10,695,786	14,137,008
ProFund VP Small-Cap Value	1,306,152	3,532,411
ProFund VP Telecommunications	310,522	390,912
ProFund VP U.S. Government Plus	5,723,792	4,188,109
ProFund VP UltraSmall-Cap	3,269,967	4,443,752
ProFund VP Utilities	1,701,153	1,106,312
TA Aegon High Yield Bond Initial Class	9,280,597	13,753,276
TA Aegon High Yield Bond Service Class	100,443	152,185
TA Aegon Money Market Initial Class	23,813,603	24,958,397
TA Aegon Money Market Service Class	141,163	161,531
TA Aegon Tactical Vanguard ETF—Conservative Service Class	288,364	80,337

28

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

2. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon Tactical Vanguard ETF—Growth Service Class	$1,231,674	$304,699
TA Aegon U.S. Government Securities Initial Class	4,126,013	5,816,886
TA Aegon U.S. Government Securities Service Class	55,252	131,093
TA AllianceBernstein Dynamic Allocation Initial Class	909,673	1,292,123
TA AllianceBernstein Dynamic Allocation Service Class	24,195	74,891
TA Asset Allocation—Conservative Initial Class	11,455,999	19,760,659
TA Asset Allocation—Conservative Service Class	141,138	347,814
TA Asset Allocation—Growth Initial Class	5,706,098	17,649,354
TA Asset Allocation—Growth Service Class	189,265	756,061
TA Asset Allocation—Moderate Initial Class	10,525,809	29,751,099
TA Asset Allocation—Moderate Service Class	165,856	568,545
TA Asset Allocation—Moderate Growth Initial Class	9,116,690	42,392,556
TA Asset Allocation—Moderate Growth Service Class	207,282	691,300
TA Barrow Hanley Dividend Focused Initial Class	6,736,701	14,948,829
TA Barrow Hanley Dividend Focused Service Class	301,551	253,318
TA BlackRock Tactical Allocation Service Class	6,398,174	937,711
TA Clarion Global Real Estate Securities Initial Class	2,938,991	6,964,421
TA Clarion Global Real Estate Securities Service Class	33,994	195,847
TA International Moderate Growth Initial Class	323,054	1,181,182
TA International Moderate Growth Service Class	13,231	474
TA Janus Balanced Service Class	669,105	388,742
TA Jennison Growth Initial Class	9,119,452	6,557,485
TA Jennison Growth Service Class	63,168	78,635
TA JPMorgan Core Bond Initial Class	11,552,043	14,657,147
TA JPMorgan Core Bond Service Class	193,360	375,746
TA JPMorgan Enhanced Index Initial Class	9,761,231	7,933,640
TA JPMorgan Enhanced Index Service Class	85,193	66,884
TA JPMorgan Mid Cap Value Initial Class	1,300,419	2,598,830
TA JPMorgan Mid Cap Value Service Class	11,803	44,002
TA JPMorgan Tactical Allocation Initial Class	2,097,912	7,824,053
TA JPMorgan Tactical Allocation Service Class	35,348	171,412
TA MFS International Equity Initial Class	4,553,815	7,311,791
TA MFS International Equity Service Class	100,791	69,813
TA Morgan Stanley Capital Growth Initial Class	4,747,396	6,982,711
TA Morgan Stanley Capital Growth Service Class	39,604	49,447
TA Morgan Stanley Mid-Cap Growth Initial Class	11,851,377	27,088,944

29

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

2. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Mid-Cap Growth Service Class	$115,257	$250,031
TA Multi-Managed Balanced Initial Class	20,841,370	21,904,316
TA Multi-Managed Balanced Service Class	146,412	90,777
TA PIMCO Tactical—Balanced Service Class	1,850,511	2,579,895
TA PIMCO Tactical—Conservative Service Class	227,560	165,834
TA PIMCO Tactical—Growth Service Class	185,723	92,468
TA PIMCO Total Return Initial Class	11,549,942	24,712,477
TA PIMCO Total Return Service Class	88,374	585,140
TA Systematic Small/Mid Cap Value Initial Class	17,108,000	24,359,528
TA Systematic Small/Mid Cap Value Service Class	300,607	313,660
TA T. Rowe Price Small Cap Initial Class	6,787,754	9,975,711
TA T. Rowe Price Small Cap Service Class	54,272	229,515
TA Torray Concentrated Growth Initial Class	5,772,415	7,278,558
TA Torray Concentrated Growth Service Class	24,532	52,284
TA Vanguard ETF—Balanced Service Class	3,438,839	1,354,882
TA Vanguard ETF—Growth Service Class	3,246,254	1,262,038
TA WMC US Growth Initial Class	21,832,057	56,117,832
TA WMC US Growth Service Class	152,491	402,509

30

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Fidelity® VIP Contrafund® Service Class 2	528,654	(663,967)	(135,313)	8,288	(201,841)	(193,553)
Fidelity® VIP Equity-Income Service Class 2	222,256	(314,835)	(92,579)	980	(109,332)	(108,352)
Fidelity® VIP Growth Opportunities Service Class 2	283,697	(339,303)	(55,606)	—	(61,313)	(61,313)
Fidelity® VIP Index 500 Service Class 2	—	(1,721)	(1,721)	—	(1,862)	(1,862)
Access VP High Yield	786,690	(802,571)	(15,881)	8,962	21,452	30,414
ProFund VP Asia 30	45,652	(147,021)	(101,369)	577	45,065	45,642
ProFund VP Basic Materials	331,524	(333,043)	(1,519)	—	(50,800)	(50,800)
ProFund VP Bull	12,050,770	(11,852,557)	198,213	84,033	166,150	250,183
ProFund VP Consumer Services	545,604	(580,505)	(34,901)	23,117	79,541	102,658
ProFund VP Emerging Markets	436,744	(738,792)	(302,048)	9,061	41,242	50,303
ProFund VP Europe 30	210,661	(123,050)	87,611	2,020	(1,211)	809
ProFund VP Falling U.S. Dollar	1,214	(14,910)	(13,696)	9,141	(6,719)	2,422
ProFund VP Financials	257,669	(379,141)	(121,472)	12,341	385,006	397,347
ProFund VP International	2,419,773	(2,846,776)	(427,003)	41,034	(60,568)	(19,534)
ProFund VP Japan	197,714	(276,528)	(78,814)	13,650	118,165	131,815
ProFund VP Mid-Cap	3,132,647	(3,373,992)	(241,345)	36,727	(86,053)	(49,326)
ProFund VP Money Market	9,099,836	(8,430,947)	668,889	299,944	(672,933)	(372,989)
ProFund VP NASDAQ-100	882,736	(844,221)	38,515	37,410	(73,482)	(36,072)
ProFund VP Oil & Gas	505,277	(496,927)	8,350	1,417	(87,634)	(86,217)
ProFund VP Pharmaceuticals	699,773	(539,183)	160,590	4,728	26,685	31,413
ProFund VP Precious Metals	1,949,028	(2,030,513)	(81,485)	49,402	(151,136)	(101,734)
ProFund VP Short Emerging Markets	325,167	(312,762)	12,405	35,467	(40,237)	(4,770)
ProFund VP Short International	101,348	(111,834)	(10,486)	8,361	(12,728)	(4,367)
ProFund VP Short NASDAQ-100	542,779	(377,358)	165,421	16,088	(103,170)	(87,082)
ProFund VP Short Small-Cap	164,898	(176,442)	(11,544)	16,910	(42,324)	(25,414)
ProFund VP Small-Cap	2,046,010	(2,333,432)	(287,422)	82,649	(62,485)	20,164
ProFund VP Small-Cap Value	403,695	(579,690)	(175,995)	2,585	156,470	159,055

31

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	249,150	(258,860)	(9,710)	1,094	(363,861)	(362,767)
ProFund VP U.S. Government Plus	382,098	(275,929)	106,169	8,639	(120,976)	(112,337)
ProFund VP UltraSmall-Cap	537,486	(739,260)	(201,774)	18,285	172,154	190,439
ProFund VP Utilities	1,144,327	(1,093,542)	50,785	—	(294,315)	(294,315)
TA Aegon High Yield Bond Initial Class	816,082	(1,074,454)	(258,372)	4,522	(603,529)	(599,007)
TA Aegon High Yield Bond Service Class	4,400	(7,721)	(3,321)	—	(4,075)	(4,075)
TA Aegon Money Market Initial Class	24,247,657	(24,275,534)	(27,877)	371,676	(804,336)	(432,660)
TA Aegon Money Market Service Class	14,137	(15,786)	(1,649)	3,864	(31,792)	(27,928)
TA Aegon Tactical Vanguard ETF—Conservative Service Class	20,895	(5,873)	15,022	—	14,725	14,725
TA Aegon Tactical Vanguard ETF—Growth Service Class	87,487	(21,234)	66,253	23,043	(68,155)	(45,112)
TA Aegon U.S. Government Securities Initial Class	2,801,102	(2,953,729)	(152,627)	4,599	(321,120)	(316,521)
TA Aegon U.S. Government Securities Service Class	3,559	(9,970)	(6,411)	—	(3,005)	(3,005)
TA AllianceBernstein Dynamic Allocation Initial Class	611,790	(633,520)	(21,730)	4,882	(58,371)	(53,489)
TA AllianceBernstein Dynamic Allocation Service Class	1,391	(4,412)	(3,021)	—	(494)	(494)
TA Asset Allocation—Conservative Initial Class	7,978,959	(8,613,523)	(634,564)	24,486	(1,610,256)	(1,585,770)
TA Asset Allocation—Conservative Service Class	5,614	(19,212)	(13,598)	9	(68,322)	(68,313)
TA Asset Allocation—Growth Initial Class	3,787,300	(4,526,995)	(739,695)	702,313	(1,244,489)	(542,176)
TA Asset Allocation—Growth Service Class	6,202	(35,697)	(29,495)	343	(24,816)	(24,473)
TA Asset Allocation—Moderate Initial Class	12,466,751	(13,629,944)	(1,163,193)	168,197	(1,467,007)	(1,298,810)
TA Asset Allocation—Moderate Service Class	5,679	(28,122)	(22,443)	717	(56,753)	(56,036)
TA Asset Allocation—Moderate Growth Initial Class	9,012,601	(11,055,059)	(2,042,458)	76,427	(1,027,650)	(951,223)
TA Asset Allocation—Moderate Growth Service Class	4,901	(32,331)	(27,430)	661	(49,905)	(49,244)
TA Barrow Hanley Dividend Focused Initial Class	8,850,692	(9,115,403)	(264,711)	5,343	(222,760)	(217,417)
TA Barrow Hanley Dividend Focused Service Class	12,125	(9,934)	2,191	8	(3,726)	(3,718)
TA BlackRock Tactical Allocation Service Class	2,198,820	(1,668,147)	530,673	—	—	—
TA Clarion Global Real Estate Securities Initial Class	2,552,517	(2,678,309)	(125,792)	71,156	(227,880)	(156,724)
TA Clarion Global Real Estate Securities Service Class	1,092	(7,531)	(6,439)	17	(1,587)	(1,570)

32

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA International Moderate Growth Initial Class	151,925	(234,664)	(82,739)	4,416	(105,325)	(100,909)
TA International Moderate Growth Service Class	1,176	(18)	1,158	5	(180)	(175)
TA Janus Balanced Service Class	555,745	(306,557)	249,188	29,340	777,036	806,376
TA Jennison Growth Initial Class	1,076,228	(1,061,826)	14,402	12,792	(14,821)	(2,029)
TA Jennison Growth Service Class	3,001	(4,669)	(1,668)	398	(3,762)	(3,364)
TA JPMorgan Core Bond Initial Class	2,030,513	(2,133,554)	(103,041)	3,991	(794,205)	(790,214)
TA JPMorgan Core Bond Service Class	12,665	(25,414)	(12,749)	220	(11,526)	(11,306)
TA JPMorgan Enhanced Index Initial Class	1,825,280	(1,804,631)	20,649	187,323	(95,450)	91,873
TA JPMorgan Enhanced Index Service Class	3,257	(2,906)	351	9	(1,009)	(1,000)
TA JPMorgan Mid Cap Value Initial Class	102,775	(179,875)	(77,100)	—	(109,811)	(109,811)
TA JPMorgan Mid Cap Value Service Class	—	(1,475)	(1,475)	—	(2,034)	(2,034)
TA JPMorgan Tactical Allocation Initial Class	1,461,324	(1,634,380)	(173,056)	212,542	(451,804)	(239,262)
TA JPMorgan Tactical Allocation Service Class	2,145	(11,266)	(9,121)	2	(14,517)	(14,515)
TA MFS International Equity Initial Class	5,617,063	(5,780,334)	(163,271)	190,277	(371,580)	(181,303)
TA MFS International Equity Service Class	4,496	(2,904)	1,592	186	(1,335)	(1,149)
TA Morgan Stanley Capital Growth Initial Class	2,989,596	(3,081,048)	(91,452)	6,396	(134,889)	(128,493)
TA Morgan Stanley Capital Growth Service Class	1,458	(1,895)	(437)	1	(2,412)	(2,411)
TA Morgan Stanley Mid-Cap Growth Initial Class	4,205,918	(4,688,977)	(483,059)	7,578	(423,753)	(416,175)
TA Morgan Stanley Mid-Cap Growth Service Class	2,481	(9,521)	(7,040)	16	(5,563)	(5,547)
TA Multi-Managed Balanced Initial Class	6,275,634	(6,703,710)	(428,076)	216,384	(666,193)	(449,809)
TA Multi-Managed Balanced Service Class	4,494	(3,744)	750	2	1,056	1,058
TA PIMCO Tactical—Balanced Service Class	4,317,252	(5,094,780)	(777,528)	60,679	395,266	455,945
TA PIMCO Tactical—Conservative Service Class	195,362	(151,572)	43,790	46,070	(1,114,781)	(1,068,711)
TA PIMCO Tactical—Growth Service Class	234,990	(158,551)	76,439	106,397	(148,407)	(42,010)
TA PIMCO Total Return Initial Class	6,411,208	(7,256,851)	(845,643)	65,976	(1,320,730)	(1,254,754)
TA PIMCO Total Return Service Class	5,644	(41,468)	(35,824)	252	893	1,145
TA Systematic Small/Mid Cap Value Initial Class	9,471,808	(10,024,885)	(553,077)	160,208	2,814,607	2,974,815

33

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

3. Change in Units (continued)

	Year Ended December 31, 2014			Year Ended December 31, 2013
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Systematic Small/Mid Cap Value Service Class	4,806	(10,208)	(5,402)	62	39,166	39,228
TA T. Rowe Price Small Cap Initial Class	9,710,346	(9,859,782)	(149,436)	168,058	(173,989)	(5,931)
TA T. Rowe Price Small Cap Service Class	1,327	(7,077)	(5,750)	4	1,376	1,380
TA Torray Concentrated Growth Initial Class	2,209,968	(2,418,427)	(208,459)	12,530	81,597	94,127
TA Torray Concentrated Growth Service Class	9	(2,074)	(2,065)	1	248	249
TA Vanguard ETF—Balanced Service Class	739,128	(578,395)	160,733	123,188	33,575	156,763
TA Vanguard ETF—Growth Service Class	232,936	(96,230)	136,706	46,668	24,527	71,195
TA WMC US Growth Initial Class	6,921,408	(9,261,858)	(2,340,450)	130,650	(2,827,774)	(2,697,124)
TA WMC US Growth Service Class	3,863	(17,910)	(14,047)	291	(20,700)	(20,409)

34

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
Fidelity® VIP Contrafund® Service Class 2
	12/31/2014	1,374,405	$20.99	to	$14.24	$28,164,583	0.72%	1.25%	to	2.50%	10.28%	to	8.93%
	12/31/2013	1,509,718	19.03	to	13.07	28,097,273	0.81	1.25	to	2.50	29.34	to	27.76
	12/31/2012	1,703,271	14.71	to	10.23	24,576,332	1.08	1.25	to	2.50	14.70	to	13.29
	12/31/2011	1,951,278	12.83	to	10.51	24,580,502	0.75	1.25	to	2.50	(3.98)	to	(5.15)
	12/31/2010	2,174,148	13.36	to	12.60	28,600,501	0.98	1.25	to	2.50	15.48	to	14.86
Fidelity® VIP Equity-Income Service Class 2
	12/31/2014	543,547	18.70	to	16.60	9,924,215	2.52	1.25	to	2.50	7.14	to	5.83
	12/31/2013	636,126	17.46	to	15.68	10,859,970	2.19	1.25	to	2.50	26.25	to	24.71
	12/31/2012	744,478	13.83	to	12.57	10,080,918	2.78	1.25	to	2.50	15.60	to	14.19
	12/31/2011	889,565	11.96	to	11.01	10,438,450	2.13	1.25	to	2.50	(0.59)	to	(1.80)
	12/31/2010	1,063,959	12.03	to	11.35	12,592,362	1.57	1.25	to	2.50	13.50	to	12.89
Fidelity® VIP Growth Opportunities Service Class 2
	12/31/2014	239,362	14.01	to	16.16	3,288,365	0.01	1.25	to	2.50	10.57	to	9.22
	12/31/2013	294,968	12.67	to	14.80	3,671,822	0.05	1.25	to	2.50	35.84	to	34.19
	12/31/2012	356,281	9.32	to	11.03	3,268,105	0.15	1.25	to	2.50	17.84	to	16.40
	12/31/2011	419,786	7.91	to	7.42	3,267,264	—	1.25	to	1.80	0.71	to	0.17
	12/31/2010	461,392	7.86	to	7.41	3,567,194	—	1.25	to	1.80	21.95	to	21.29
Fidelity® VIP Index 500 Service Class 2
	12/31/2014	15,092	19.35	to	18.55	280,003	1.39	1.40	to	1.80	11.72	to	11.29
	12/31/2013	16,813	17.32	to	16.67	280,409	1.59	1.40	to	1.80	30.09	to	29.58
	12/31/2012	18,675	13.31	to	12.86	240,364	1.90	1.40	to	1.80	14.03	to	13.58
	12/31/2011	19,303	11.68	to	11.32	218,743	1.66	1.40	to	1.80	0.38	to	(0.01)
	12/31/2010	21,946	11.63	to	11.33	248,696	1.70	1.40	to	1.80	13.15	to	12.70
Access VP High Yield
	12/31/2014	215,495	16.19	to	11.38	3,430,854	3.56	1.25	to	2.50	1.08	to	(0.16)
	12/31/2013	231,376	16.02	to	11.40	3,659,857	2.61	1.25	to	2.50	8.66	to	7.34
	12/31/2012	200,962	14.74	to	14.32	2,928,925	3.91	1.25	to	2.50	12.71	to	12.10
	12/31/2011	332,477	13.08	to	12.78	4,315,511	1.00	1.25	to	1.80	1.48	to	0.93
	12/31/2010	298,006	12.89	to	12.66	3,821,747	8.72	1.25	to	1.80	14.94	to	14.32
ProFund VP Asia 30
	12/31/2014	243,824	8.83	to	10.36	2,126,480	0.08	1.25	to	2.50	(2.78)	to	(3.97)
	12/31/2013	345,193	9.09	to	10.79	3,096,828	0.06	1.25	to	2.50	13.55	to	12.17
	12/31/2012	299,551	8.00	to	10.32	2,371,773	—	1.25	to	2.50	14.04	to	12.65
	12/31/2011	353,753	7.02	to	6.85	2,458,400	0.04	1.25	to	2.50	(27.90)	to	(28.29)
	12/31/2010	663,458	9.73	to	9.56	6,414,341	0.07	1.25	to	1.80	12.50	to	11.89
ProFund VP Basic Materials
	12/31/2014	287,987	11.43	to	10.98	3,251,674	0.55	1.25	to	2.50	0.43	to	(0.79)
	12/31/2013	289,506	11.38	to	11.07	3,264,181	0.97	1.25	to	2.50	16.97	to	15.54
	12/31/2012	340,306	9.73	to	10.82	3,283,787	0.34	1.25	to	2.50	7.14	to	5.83
	12/31/2011	665,971	9.08	to	8.87	6,002,319	0.13	1.25	to	2.50	(17.19)	to	(17.63)
	12/31/2010	912,348	10.97	to	10.77	9,958,355	0.54	1.25	to	1.80	28.10	to	27.40
ProFund VP Bull
	12/31/2014	955,575	15.40	to	13.91	14,423,674	—	1.25	to	2.50	10.09	to	8.75
	12/31/2013	757,362	13.99	to	12.79	10,421,295	—	1.25	to	2.50	28.15	to	26.59
	12/31/2012	507,179	10.92	to	10.53	5,478,815	—	1.25	to	2.50	12.48	to	11.87
	12/31/2011	314,676	9.70	to	9.42	3,025,920	—	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010	410,450	9.83	to	9.59	4,006,999	0.14	1.25	to	1.80	11.19	to	10.59

35

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Consumer Services
	12/31/2014	229,897	$18.53	to	$14.24	$4,211,452	—%	1.25%	to	2.50%	11.07%	to	9.72%
	12/31/2013	264,798	16.69	to	15.77	4,378,895	0.25	1.25	to	2.50	38.14	to	36.46
	12/31/2012	162,140	12.08	to	11.56	1,945,007	—	1.25	to	2.50	20.59	to	19.11
	12/31/2011	641,277	10.02	to	11.51	6,392,237	—	1.25	to	2.50	4.20	to	2.93
	12/31/2010	383,045	9.61	to	9.44	3,668,029	—	1.25	to	2.50	19.89	to	19.24
ProFund VP Emerging Markets
	12/31/2014	615,021	7.24	to	7.51	4,398,582	0.21	1.25	to	2.50	(4.61)	to	(5.78)
	12/31/2013	917,069	7.59	to	7.97	6,883,811	0.74	1.25	to	2.50	(7.58)	to	(8.71)
	12/31/2012	866,766	8.21	to	8.73	7,058,966	1.07	1.25	to	2.50	5.25	to	3.96
	12/31/2011	733,340	7.80	to	8.40	5,679,386	—	1.25	to	2.50	(20.69)	to	(21.66)
	12/31/2010	1,507,451	9.84	to	9.66	14,751,885	—	1.25	to	2.50	8.41	to	7.83
ProFund VP Europe 30
	12/31/2014	136,206	8.47	to	12.81	1,140,733	1.54	1.25	to	2.50	(9.78)	to	(10.88)
	12/31/2013	48,595	9.39	to	14.37	455,145	0.70	1.25	to	2.50	20.13	to	18.67
	12/31/2012	47,786	7.82	to	12.11	376,164	2.24	1.25	to	2.50	15.15	to	13.74
	12/31/2011	29,119	6.79	to	6.63	196,452	0.42	1.25	to	2.50	(10.01)	to	(10.49)
	12/31/2010	45,403	7.54	to	7.41	340,241	1.81	1.25	to	1.80	1.37	to	0.82
ProFund VP Falling U.S. Dollar
	12/31/2014	11,266	7.66	to	7.36	85,305	—	1.25	to	1.80	(13.68)	to	(14.15)
	12/31/2013	24,962	8.87	to	8.57	219,496	—	1.25	to	1.80	(3.22)	to	(3.74)
	12/31/2012	22,540	9.17	to	8.91	205,066	—	1.25	to	1.80	(2.00)	to	(2.53)
	12/31/2011	41,451	9.36	to	9.14	384,496	—	1.25	to	1.80	(3.92)	to	(4.44)
	12/31/2010	40,145	9.74	to	9.56	388,977	—	1.25	to	1.80	(3.79)	to	(4.31)
ProFund VP Financials
	12/31/2014	532,983	8.01	to	14.46	4,247,549	0.21	1.25	to	2.50	11.52	to	10.16
	12/31/2013	654,455	7.19	to	13.13	4,677,907	0.31	1.25	to	2.50	30.45	to	28.86
	12/31/2012	257,108	5.51	to	10.33	1,428,016	0.27	1.25	to	2.50	23.18	to	21.67
	12/31/2011	274,194	4.47	to	8.49	1,217,438	—	1.25	to	2.50	(14.89)	to	(15.93)
	12/31/2010	428,069	5.26	to	5.16	2,237,141	0.39	1.25	to	2.50	9.56	to	8.97
ProFund VP International
	12/31/2014	178,836	7.55	to	11.09	1,453,436	—	1.25	to	2.50	(9.24)	to	(10.35)
	12/31/2013	605,839	8.32	to	12.37	5,113,358	—	1.25	to	2.50	18.02	to	16.58
	12/31/2012	625,373	7.05	to	6.85	4,414,657	—	1.25	to	2.50	14.50	to	13.87
	12/31/2011	187,761	6.15	to	6.01	1,147,807	—	1.25	to	1.80	(15.40)	to	(15.85)
	12/31/2010	597,504	7.27	to	7.14	4,326,839	—	1.25	to	1.80	6.47	to	5.90
ProFund VP Japan
	12/31/2014	65,469	7.82	to	14.88	526,665	—	1.25	to	2.35	1.95	to	0.86
	12/31/2013	144,283	7.67	to	14.76	1,120,854	—	1.25	to	2.35	46.41	to	44.83
	12/31/2012	12,468	5.24	to	5.09	87,938	—	1.25	to	2.35	21.42	to	20.77
	12/31/2011	58,644	4.32	to	4.22	251,863	—	1.25	to	1.80	(19.54)	to	(19.98)
	12/31/2010	6,346	5.37	to	5.27	33,989	—	1.25	to	1.80	(7.69)	to	(8.19)
ProFund VP Mid-Cap
	12/31/2014	414,129	14.17	to	11.28	5,753,643	—	1.25	to	2.50	6.32	to	5.02
	12/31/2013	655,474	13.32	to	12.91	8,608,588	—	1.25	to	2.50	29.18	to	27.60
	12/31/2012	704,800	10.31	to	10.02	7,214,633	—	1.25	to	2.50	14.11	to	13.49
	12/31/2011	243,641	9.04	to	8.83	2,186,356	—	1.25	to	1.80	(5.36)	to	(5.87)
	12/31/2010	411,183	9.55	to	9.38	3,905,297	—	1.25	to	1.80	22.52	to	21.86
ProFund VP Money Market
	12/31/2014	1,613,378	9.63	to	9.29	15,359,446	0.02	1.25	to	2.50	(1.21)	to	(2.42)
	12/31/2013	944,489	9.75	to	9.52	9,100,854	0.02	1.25	to	2.50	(1.21)	to	(2.42)
	12/31/2012	1,317,478	9.87	to	9.52	12,853,646	0.02	1.25	to	2.50	(1.22)	to	(1.76)
	12/31/2011	1,852,773	9.99	to	9.69	18,340,831	0.02	1.25	to	1.80	(1.21)	to	(1.74)
	12/31/2010	981,614	10.11	to	9.87	9,813,635	0.02	1.25	to	1.80	(1.21)	to	(1.75)

36

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP NASDAQ-100
	12/31/2014	329,649	$23.27	to	$16.09	$7,503,503	—%	1.25%	to	2.50%	15.56%	to	14.15%
	12/31/2013	291,134	20.14	to	14.09	5,739,035	—	1.25	to	2.50	32.62	to	31.00
	12/31/2012	327,206	15.18	to	10.76	4,867,463	—	1.25	to	2.50	14.79	to	13.38
	12/31/2011	361,901	13.23	to	12.83	4,720,266	—	1.25	to	2.50	0.21	to	(0.34)
	12/31/2010	440,010	13.20	to	12.88	5,769,428	—	1.25	to	1.80	16.79	to	16.15
ProFund VP Oil & Gas
	12/31/2014	515,677	9.98	to	11.56	5,077,118	0.38	1.25	to	2.50	(11.97)	to	(13.04)
	12/31/2013	507,327	11.34	to	13.29	5,684,096	0.43	1.25	to	2.50	22.54	to	21.05
	12/31/2012	593,544	9.26	to	10.98	5,436,496	0.14	1.25	to	2.50	1.62	to	0.37
	12/31/2011	901,111	9.11	to	10.94	8,133,363	0.15	1.25	to	2.50	0.99	to	(0.24)
	12/31/2010	1,307,431	9.02	to	8.86	11,724,883	0.40	1.25	to	2.50	16.31	to	15.68
ProFund VP Pharmaceuticals
	12/31/2014	354,904	17.69	to	15.78	6,189,387	0.74	1.25	to	2.50	17.89	to	16.45
	12/31/2013	194,314	15.00	to	13.55	2,884,615	1.97	1.25	to	2.50	30.00	to	28.42
	12/31/2012	162,901	11.54	to	11.27	1,868,125	0.94	1.25	to	2.50	10.47	to	9.11
	12/31/2011	642,771	10.45	to	11.09	6,680,073	0.80	1.25	to	2.50	14.70	to	13.31
	12/31/2010	87,635	9.11	to	8.95	794,819	5.61	1.25	to	2.50	(0.76)	to	(1.30)
ProFund VP Precious Metals
	12/31/2014	463,939	4.39	to	4.23	2,015,213	—	1.25	to	2.50	(24.81)	to	(25.73)
	12/31/2013	545,424	5.84	to	5.70	3,153,443	—	1.25	to	2.50	(38.71)	to	(39.46)
	12/31/2012	647,158	9.52	to	9.25	6,108,327	—	1.25	to	2.50	(15.61)	to	(16.07)
	12/31/2011	764,839	11.28	to	11.02	8,567,955	—	1.25	to	1.80	(20.21)	to	(20.64)
	12/31/2010	813,507	14.14	to	13.89	11,446,052	—	1.25	to	1.80	31.29	to	30.58
ProFund VP Short Emerging Markets
	12/31/2014	69,254	3.90	to	6.85	275,587	—	1.25	to	2.50	(4.13)	to	(5.30)
	12/31/2013	56,849	4.06	to	7.24	240,704	—	1.25	to	2.50	(1.46)	to	(2.66)
	12/31/2012	61,619	4.12	to	7.44	258,620	—	1.25	to	2.50	(14.12)	to	(15.18)
	12/31/2011	70,337	4.80	to	8.77	336,461	—	1.25	to	2.50	9.30	to	7.97
	12/31/2010	91,871	4.39	to	4.32	402,532	—	1.25	to	2.50	(19.43)	to	(19.86)
ProFund VP Short International
	12/31/2014	42,121	4.89	to	8.04	205,534	—	1.25	to	2.50	1.53	to	0.29
	12/31/2013	52,607	4.82	to	4.66	254,319	—	1.25	to	1.80	(21.98)	to	(22.41)
	12/31/2012	56,974	6.18	to	6.00	350,434	—	1.25	to	1.80	(21.15)	to	(21.58)
	12/31/2011	46,276	7.83	to	7.65	360,355	—	1.25	to	1.80	0.55	to	0.01
	12/31/2010	39,900	7.79	to	7.65	309,380	—	1.25	to	1.80	(15.75)	to	(16.21)
ProFund VP Short NASDAQ-100
	12/31/2014	242,386	2.56	to	3.03	613,121	—	1.25	to	2.50	(20.38)	to	(21.35)
	12/31/2013	76,965	3.21	to	3.85	248,872	—	1.25	to	2.50	(30.28)	to	(31.13)
	12/31/2012	164,047	4.61	to	5.59	747,094	—	1.25	to	2.50	(19.80)	to	(20.79)
	12/31/2011	124,574	5.75	to	7.05	709,959	—	1.25	to	2.50	(11.58)	to	(12.66)
	12/31/2010	123,309	6.50	to	6.38	797,131	—	1.25	to	2.50	(22.16)	to	(22.58)
ProFund VP Short Small-Cap
	12/31/2014	46,546	2.28	to	3.22	104,963	—	1.25	to	2.50	(10.35)	to	(11.45)
	12/31/2013	58,090	2.54	to	3.63	148,739	—	1.25	to	2.50	(32.10)	to	(32.93)
	12/31/2012	83,504	3.75	to	5.42	309,082	—	1.25	to	2.50	(19.97)	to	(20.95)
	12/31/2011	84,872	4.68	to	6.85	394,397	—	1.25	to	2.50	(10.21)	to	(11.30)
	12/31/2010	54,602	5.21	to	5.09	283,165	—	1.25	to	2.50	(29.82)	to	(30.20)
ProFund VP Small-Cap
	12/31/2014	311,885	15.37	to	13.77	4,658,039	—	1.25	to	2.50	1.21	to	(0.02)
	12/31/2013	599,307	15.18	to	13.77	8,942,181	—	1.25	to	2.50	35.49	to	33.84
	12/31/2012	579,143	11.21	to	11.13	6,435,849	—	1.25	to	2.50	13.33	to	11.94
	12/31/2011	253,634	9.89	to	9.59	2,487,644	—	1.25	to	2.50	(6.82)	to	(7.32)
	12/31/2010	560,405	10.61	to	10.35	5,905,131	—	1.25	to	1.80	23.25	to	22.58

37

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
ProFund VP Small-Cap Value
	12/31/2014	123,542	$13.89	to	$13.20	$1,695,520	—%	1.25%	to	2.50%	4.51%	to	3.23%
	12/31/2013	299,537	13.29	to	14.95	3,938,358	0.17	1.25	to	2.50	35.98	to	34.32
	12/31/2012	140,482	9.78	to	9.50	1,366,155	—	1.25	to	1.80	14.72	to	14.09
	12/31/2011	221,864	8.52	to	8.32	1,877,903	—	1.25	to	1.80	(5.28)	to	(5.80)
	12/31/2010	86,822	9.00	to	8.84	777,227	0.08	1.25	to	1.80	20.60	to	19.94
ProFund VP Telecommunications
	12/31/2014	80,772	9.53	to	11.55	783,819	3.72	1.25	to	2.50	(0.68)	to	(1.89)
	12/31/2013	90,482	9.59	to	11.77	888,813	3.78	1.25	to	2.50	10.69	to	9.34
	12/31/2012	453,249	8.67	to	10.77	3,923,118	2.14	1.25	to	2.50	15.07	to	13.66
	12/31/2011	40,912	7.53	to	7.36	314,714	3.68	1.25	to	2.50	0.61	to	0.07
	12/31/2010	276,512	7.49	to	7.35	2,055,447	4.52	1.25	to	1.80	14.26	to	13.64
ProFund VP U.S. Government Plus
	12/31/2014	183,993	17.63	to	9.81	3,192,201	0.16	1.25	to	2.50	34.71	to	33.07
	12/31/2013	77,824	13.09	to	7.37	981,030	0.22	1.25	to	2.50	(20.11)	to	(21.09)
	12/31/2012	190,161	16.38	to	15.91	3,075,207	—	1.25	to	2.50	(0.28)	to	(0.82)
	12/31/2011	261,027	16.43	to	16.05	4,257,423	0.14	1.25	to	1.80	41.75	to	40.99
	12/31/2010	161,089	11.59	to	11.38	1,858,207	0.46	1.25	to	1.80	8.76	to	8.17
ProFund VP UltraSmall-Cap
	12/31/2014	316,605	11.83	to	9.65	3,713,770	—	1.25	to	2.50	4.08	to	2.81
	12/31/2013	518,379	11.37	to	19.43	5,836,654	—	1.25	to	2.50	84.36	to	82.11
	12/31/2012	327,940	6.16	to	10.67	2,009,469	—	1.25	to	2.50	27.91	to	26.34
	12/31/2011	479,678	4.82	to	8.44	2,299,496	—	1.25	to	2.50	(19.83)	to	(20.81)
	12/31/2010	475,160	6.01	to	5.90	2,854,196	—	1.25	to	2.50	46.61	to	45.82
ProFund VP Utilities
	12/31/2014	260,695	13.45	to	14.14	3,485,691	1.53	1.25	to	2.50	24.33	to	22.82
	12/31/2013	209,910	10.82	to	11.51	2,265,063	2.63	1.25	to	2.50	11.91	to	10.55
	12/31/2012	504,225	9.67	to	10.41	4,847,254	1.85	1.25	to	2.50	(1.10)	to	(2.31)
	12/31/2011	1,248,577	9.77	to	9.55	12,125,437	1.69	1.25	to	2.50	16.06	to	15.44
	12/31/2010	503,345	8.42	to	8.27	4,213,911	2.47	1.25	to	1.80	4.64	to	4.08
TA Aegon High Yield Bond Initial Class
	12/31/2014	660,937	20.21	to	11.88	13,067,421	4.90	1.25	to	2.50	2.69	to	1.44
	12/31/2013	919,309	19.68	to	11.71	17,744,646	5.37	1.25	to	2.50	5.28	to	4.00
	12/31/2012	1,518,316	18.70	to	11.26	27,875,102	6.63	1.25	to	2.50	15.91	to	14.49
	12/31/2011	1,503,498	16.13	to	11.03	23,866,535	4.76	1.25	to	2.50	3.48	to	2.22
	12/31/2010	1,879,909	15.59	to	14.95	28,897,082	14.69	1.25	to	2.50	11.05	to	10.45
TA Aegon High Yield Bond Service Class
	12/31/2014	12,658	19.65	to	18.44	244,799	5.35	1.25	to	1.80	2.33	to	1.77
	12/31/2013	15,979	19.21	to	18.12	301,430	5.32	1.25	to	1.80	5.01	to	4.45
	12/31/2012	20,054	18.29	to	17.35	360,200	5.48	1.25	to	1.80	15.65	to	15.02
	12/31/2011	23,155	15.81	to	15.08	359,686	6.20	1.25	to	1.80	3.25	to	2.69
	12/31/2010	28,358	15.32	to	14.69	427,430	12.36	1.25	to	1.80	10.78	to	10.19
TA Aegon Money Market Initial Class
	12/31/2014	3,685,744	16.32	to	13.23	49,281,460	0.01	1.25	to	2.65	(1.23)	to	(2.43)
	12/31/2013	3,713,621	16.53	to	9.10	50,426,251	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2012	4,146,281	16.73	to	9.33	57,490,473	0.01	1.25	to	2.50	(1.24)	to	(2.45)
	12/31/2011	5,665,169	16.94	to	9.56	78,653,529	0.01	1.25	to	2.50	(1.23)	to	(2.43)
	12/31/2010	5,445,265	17.15	to	10.95	77,328,796	0.01	1.25	to	2.50	(1.23)	to	(1.76)
TA Aegon Money Market Service Class
	12/31/2014	44,792	10.03	to	9.42	439,407	0.01	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2013	46,441	10.16	to	9.58	459,776	0.01	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2012	74,369	10.28	to	9.76	754,154	0.00	1.25	to	1.80	(1.24)	to	(1.77)
	12/31/2011	97,506	10.41	to	9.93	999,714	0.01	1.25	to	1.80	(1.23)	to	(1.76)
	12/31/2010	92,195	10.54	to	10.11	957,943	0.00	1.25	to	1.80	(1.23)	to	(1.76)

38

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Aegon Tactical Vanguard ETF—Conservative Service Class
	12/31/2014		93,584	$11.47	to	$11.33	$1,067,909	1.06%	1.25%	to	1.65%	2.33%	to	1.92%
	12/31/2013		78,562	11.21	to	11.12	877,291	0.98	1.25	to	1.65	5.75	to	5.33
	12/31/2012		63,837	10.60	to	10.56	675,356	0.41	1.25	to	1.65	5.46	to	5.04
	12/31/2011	(1)	55,241	10.05	to	10.05	555,299	—	1.25	to	1.65	0.54	to	0.52
TA Aegon Tactical Vanguard ETF—Growth Service Class
	12/31/2014		240,595	12.71	to	12.56	3,046,294	0.77	1.25	to	1.65	1.95	to	1.55
	12/31/2013		174,342	12.47	to	12.36	2,168,364	0.83	1.25	to	1.65	15.07	to	14.62
	12/31/2012		219,454	10.83	to	10.79	2,374,346	0.65	1.25	to	1.65	9.58	to	9.14
	12/31/2011	(1)	261,134	9.89	to	9.88	2,581,513	—	1.25	to	1.65	(1.14)	to	(1.16)
TA Aegon U.S. Government Securities Initial Class
	12/31/2014		745,728	14.55	to	9.96	10,554,152	3.82	1.25	to	2.50	3.36	to	2.10
	12/31/2013		898,355	14.08	to	9.76	12,343,856	2.27	1.25	to	2.50	(3.44)	to	(4.62)
	12/31/2012		1,214,876	14.58	to	10.79	17,361,592	1.59	1.25	to	2.50	3.84	to	2.57
	12/31/2011		1,579,775	14.04	to	13.32	21,817,334	2.81	1.25	to	2.50	6.28	to	5.71
	12/31/2010		1,667,086	13.21	to	12.60	21,716,833	3.19	1.25	to	1.80	3.11	to	2.56
TA Aegon U.S. Government Securities Service Class
	12/31/2014		11,520	13.31	to	12.49	152,334	3.56	1.25	to	1.80	3.13	to	2.58
	12/31/2013		17,931	12.91	to	12.18	229,779	1.87	1.25	to	1.80	(3.69)	to	(4.21)
	12/31/2012		20,936	13.40	to	12.71	279,092	1.30	1.25	to	1.80	3.56	to	3.00
	12/31/2011		36,958	12.94	to	12.34	471,819	2.12	1.25	to	1.80	5.96	to	5.39
	12/31/2010		38,349	12.21	to	11.71	463,368	2.34	1.25	to	1.80	2.94	to	2.38
TA AllianceBernstein Dynamic Allocation Initial Class
	12/31/2014		278,755	16.86	to	10.86	4,556,641	1.02	1.25	to	2.50	4.26	to	2.99
	12/31/2013		300,485	16.17	to	10.54	4,731,512	1.19	1.25	to	2.50	5.86	to	4.57
	12/31/2012		353,974	15.28	to	10.30	5,294,092	0.78	1.25	to	2.50	4.82	to	3.54
	12/31/2011		701,705	14.58	to	9.95	10,044,256	0.74	1.25	to	2.50	0.56	to	(0.66)
	12/31/2010		848,312	14.49	to	13.82	12,101,067	5.30	1.25	to	2.50	7.94	to	7.36
TA AllianceBernstein Dynamic Allocation Service Class
	12/31/2014		7,371	16.88	to	15.84	123,838	0.78	1.25	to	1.80	4.06	to	3.49
	12/31/2013		10,392	16.22	to	15.31	167,960	0.95	1.25	to	1.80	5.57	to	5.00
	12/31/2012		10,886	15.37	to	14.58	166,938	0.64	1.25	to	1.80	4.48	to	3.92
	12/31/2011		15,571	14.71	to	14.03	226,318	0.65	1.25	to	1.80	0.41	to	(0.13)
	12/31/2010		21,575	14.65	to	14.05	312,547	5.36	1.25	to	1.80	7.80	to	7.22
TA Asset Allocation—Conservative Initial Class
	12/31/2014		4,343,019	16.99	to	11.10	71,582,231	2.63	1.25	to	2.50	0.93	to	(0.30)
	12/31/2013		4,977,583	16.84	to	11.13	81,460,140	3.18	1.25	to	2.50	8.02	to	6.70
	12/31/2012		6,563,353	15.59	to	10.44	99,824,266	3.12	1.25	to	2.50	6.13	to	4.83
	12/31/2011		6,864,761	14.69	to	10.50	98,712,929	2.67	1.25	to	2.50	1.39	to	0.16
	12/31/2010		7,880,298	14.49	to	13.82	112,213,242	3.16	1.25	to	2.50	7.59	to	7.01
TA Asset Allocation—Conservative Service Class
	12/31/2014		67,174	17.54	to	16.46	1,155,397	2.32	1.25	to	1.80	0.69	to	0.15
	12/31/2013		80,772	17.42	to	16.44	1,386,426	2.74	1.25	to	1.80	7.74	to	7.16
	12/31/2012		149,085	16.17	to	15.34	2,377,064	2.84	1.25	to	1.80	5.87	to	5.29
	12/31/2011		185,966	15.27	to	14.57	2,803,826	2.52	1.25	to	1.80	1.10	to	0.55
	12/31/2010		235,945	15.11	to	14.49	3,530,405	3.28	1.25	to	1.80	7.36	to	6.79
TA Asset Allocation—Growth Initial Class
	12/31/2014		5,853,774	18.21	to	17.78	104,049,122	2.30	1.25	to	2.65	1.46	to	0.22
	12/31/2013		6,593,469	17.95	to	13.25	115,788,409	1.19	1.25	to	2.50	25.25	to	23.72
	12/31/2012		7,135,645	14.33	to	10.71	100,324,243	1.31	1.25	to	2.50	11.20	to	9.84
	12/31/2011		8,314,886	12.89	to	10.92	105,375,443	1.19	1.25	to	2.50	(6.58)	to	(7.72)
	12/31/2010		9,762,573	13.79	to	13.16	132,713,030	1.07	1.25	to	2.50	13.53	to	12.92

39

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Asset Allocation—Growth Service Class
	12/31/2014		145,622	$21.16	to	$19.86	$3,048,553	2.14%	1.25%	to	1.80%	1.17%	to	0.63%
	12/31/2013		175,117	20.92	to	19.73	3,623,554	0.98	1.25	to	1.80	24.83	to	24.15
	12/31/2012		199,590	16.76	to	15.90	3,307,766	1.07	1.25	to	1.80	11.00	to	10.39
	12/31/2011		222,426	15.10	to	14.40	3,328,355	0.96	1.25	to	1.80	(6.86)	to	(7.36)
	12/31/2010		277,688	16.21	to	15.54	4,471,585	0.85	1.25	to	1.80	13.23	to	12.62
TA Asset Allocation—Moderate Initial Class
	12/31/2014		8,413,378	17.95	to	10.90	146,649,233	2.20	1.25	to	2.50	1.50	to	0.26
	12/31/2013		9,576,571	17.68	to	11.09	165,142,395	2.42	1.25	to	2.50	12.10	to	10.73
	12/31/2012		10,875,381	15.77	to	11.01	167,748,858	2.61	1.25	to	2.50	8.08	to	6.75
	12/31/2011		12,780,457	14.59	to	10.31	183,076,483	2.19	1.25	to	2.50	(0.65)	to	(1.86)
	12/31/2010		15,649,795	14.69	to	14.01	226,241,286	2.88	1.25	to	2.50	9.01	to	8.43
TA Asset Allocation—Moderate Service Class
	12/31/2014		156,018	19.18	to	18.00	2,954,774	2.04	1.25	to	1.80	1.34	to	0.80
	12/31/2013		178,461	18.92	to	17.86	3,339,814	2.16	1.25	to	1.80	11.84	to	11.23
	12/31/2012		234,497	16.92	to	16.05	3,923,835	2.43	1.25	to	1.80	7.76	to	7.17
	12/31/2011		284,625	15.70	to	14.98	4,419,150	2.10	1.25	to	1.80	(0.94)	to	(1.48)
	12/31/2010		365,448	15.85	to	15.20	5,741,190	2.77	1.25	to	1.80	8.78	to	8.19
TA Asset Allocation—Moderate Growth Initial Class
	12/31/2014		10,831,890	18.28	to	12.56	193,466,005	2.67	1.25	to	2.50	1.31	to	0.07
	12/31/2013		12,874,348	18.04	to	12.55	227,386,429	2.24	1.25	to	2.50	17.91	to	16.47
	12/31/2012		13,825,571	15.30	to	10.77	207,514,208	2.44	1.25	to	2.50	9.27	to	7.93
	12/31/2011		15,817,596	14.00	to	10.20	217,836,894	2.02	1.25	to	2.50	(3.22)	to	(4.40)
	12/31/2010		17,912,360	14.47	to	13.80	255,413,586	2.17	1.25	to	2.50	11.34	to	10.74
TA Asset Allocation—Moderate Growth Service Class
	12/31/2014		237,948	20.30	to	19.05	4,788,124	2.48	1.25	to	1.80	1.18	to	0.64
	12/31/2013		265,378	20.06	to	18.93	5,276,559	2.06	1.25	to	1.80	17.57	to	16.94
	12/31/2012		314,622	17.06	to	16.19	5,323,156	2.23	1.25	to	1.80	9.00	to	8.41
	12/31/2011		356,260	15.65	to	14.93	5,535,555	1.77	1.25	to	1.80	(3.48)	to	(4.00)
	12/31/2010		463,577	16.22	to	15.55	7,467,760	1.97	1.25	to	1.80	11.02	to	10.42
TA Barrow Hanley Dividend Focused Initial Class
	12/31/2014		2,672,281	34.01	to	13.69	83,453,530	1.31	1.25	to	2.65	10.79	to	9.27
	12/31/2013		2,936,992	30.70	to	12.53	83,353,127	2.28	1.25	to	2.65	28.64	to	26.88
	12/31/2012		3,154,409	23.86	to	10.31	69,821,098	1.77	1.25	to	2.65	10.34	to	8.98
	12/31/2011		3,633,054	21.63	to	9.88	73,028,759	1.71	1.25	to	2.50	1.47	to	0.23
	12/31/2010		4,256,493	21.32	to	15.11	84,458,072	0.80	1.25	to	2.50	9.08	to	8.49
TA Barrow Hanley Dividend Focused Service Class
	12/31/2014		45,420	25.24	to	23.68	1,130,660	1.25	1.25	to	1.80	10.55	to	9.96
	12/31/2013		43,229	22.83	to	21.54	973,873	2.09	1.25	to	1.80	28.32	to	27.63
	12/31/2012		46,947	17.79	to	16.88	825,014	1.46	1.25	to	1.80	10.09	to	9.49
	12/31/2011		62,085	16.16	to	15.41	991,177	1.47	1.25	to	1.80	1.19	to	0.65
	12/31/2010		82,319	15.97	to	15.31	1,298,967	0.80	1.25	to	1.80	8.79	to	8.20
TA BlackRock Tactical Allocation Service Class
	12/31/2014	(1)	530,673	10.37	to	10.28	5,496,065	1.28	1.25	to	2.50	—	to	—
TA Clarion Global Real Estate Securities Initial Class
	12/31/2014		1,109,192	33.36	to	11.94	36,870,618	1.51	1.25	to	2.50	12.16	to	10.79
	12/31/2013		1,234,984	29.75	to	10.78	36,732,064	5.59	1.25	to	2.50	2.61	to	1.36
	12/31/2012		1,391,708	28.99	to	10.63	40,729,279	4.04	1.25	to	2.50	23.70	to	22.18
	12/31/2011		1,545,300	23.43	to	9.96	36,835,287	6.90	1.25	to	2.50	(6.90)	to	(8.03)
	12/31/2010		1,727,126	25.17	to	19.69	44,493,266	6.17	1.25	to	2.50	14.24	to	12.85
TA Clarion Global Real Estate Securities Service Class
	12/31/2014		21,062	26.88	to	25.22	556,263	1.30	1.25	to	1.80	11.90	to	11.29
	12/31/2013		27,501	24.02	to	22.66	649,742	5.05	1.25	to	1.80	2.43	to	1.87
	12/31/2012		29,071	23.45	to	22.25	670,602	3.28	1.25	to	1.80	23.43	to	22.76
	12/31/2011		32,150	19.00	to	18.12	601,543	6.51	1.25	to	1.80	(7.17)	to	(7.67)
	12/31/2010		39,553	20.47	to	19.63	799,388	6.23	1.25	to	1.80	13.88	to	13.26

40

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

				Unit Fair Value					Expense			Total Return***
				Corresponding to				Investment	Ratio**			Corresponding to
	Year			Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended		Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA International Moderate Growth Initial Class
	12/31/2014		438,093	$10.92	to	$10.69	$4,722,642	2.22%	1.25%	to	2.50%	(1.70)%	to	(2.90)%
	12/31/2013		520,832	11.11	to	11.01	5,719,241	2.00	1.25	to	2.50	11.33	to	9.97
	12/31/2012		621,741	9.98	to	10.01	6,141,627	3.00	1.25	to	2.50	11.41	to	10.04
	12/31/2011		774,128	8.96	to	9.10	6,873,911	2.12	1.25	to	2.50	(8.51)	to	(9.63)
	12/31/2010		845,937	9.79	to	9.55	8,221,001	2.64	1.25	to	2.50	9.14	to	8.55
TA International Moderate Growth Service Class
	12/31/2014		2,219	10.68	to	10.19	23,257	2.50	1.25	to	1.80	(2.01)	to	(2.54)
	12/31/2013		1,061	10.90	to	10.46	11,268	1.68	1.25	to	1.80	11.08	to	10.48
	12/31/2012		1,236	9.82	to	9.47	11,924	2.37	1.25	to	1.80	11.09	to	10.48
	12/31/2011		1,652	8.84	to	8.57	14,378	2.20	1.25	to	1.80	(8.67)	to	(9.17)
	12/31/2010		5,575	9.67	to	9.43	53,494	2.27	1.25	to	1.80	8.88	to	8.29
TA Janus Balanced Service Class
	12/31/2014		2,301,482	1.23	to	1.21	2,817,566	0.66	1.25	to	1.65	6.50	to	6.08
	12/31/2013		2,052,294	1.16	to	1.14	2,361,354	0.72	1.25	to	1.65	17.55	to	17.09
	12/31/2012		1,245,918	0.98	to	0.97	1,219,947	—	1.25	to	1.65	11.10	to	10.66
	12/31/2011		1,497,928	0.88	to	0.88	1,321,648	0.16	1.25	to	1.65	(11.91)	to	(12.26)
	12/31/2010		1,653,753	1.00	to	1.00	1,658,369	0.15	1.25	to	1.65	1.83	to	1.43
TA Jennison Growth Initial Class
	12/31/2014		1,467,604	17.46	to	14.72	25,459,202	—	1.25	to	2.50	8.60	to	7.28
	12/31/2013		1,453,202	16.08	to	13.72	23,256,257	0.27	1.25	to	2.50	36.00	to	34.35
	12/31/2012		1,455,231	11.82	to	10.21	17,153,023	0.07	1.25	to	2.50	14.33	to	12.93
	12/31/2011		1,645,579	10.34	to	10.13	16,988,026	0.12	1.25	to	2.50	(1.85)	to	(3.05)
	12/31/2010	(1)	1,557,296	10.54	to	10.45	16,399,633	0.04	1.25	to	2.50	5.37	to	4.50
TA Jennison Growth Service Class
	12/31/2014		7,706	17.28	to	16.84	131,088	—	1.25	to	1.80	8.43	to	7.85
	12/31/2013		9,374	15.93	to	15.62	147,693	0.06	1.25	to	1.80	35.60	to	34.87
	12/31/2012		12,738	11.75	to	11.58	148,677	—	1.25	to	1.80	13.98	to	13.36
	12/31/2011		16,386	10.31	to	10.21	168,313	—	1.25	to	1.80	(1.99)	to	(2.52)
	12/31/2010	(1)	22,673	10.52	to	10.48	238,187	0.03	1.25	to	1.80	5.18	to	4.79
TA JPMorgan Core Bond Initial Class
	12/31/2014		1,782,473	40.00	to	10.27	49,682,728	1.98	1.25	to	2.50	4.03	to	2.76
	12/31/2013		1,885,514	38.46	to	9.99	51,204,334	2.98	1.25	to	2.50	(3.05)	to	(4.24)
	12/31/2012		2,675,728	39.67	to	10.43	74,252,610	2.67	1.25	to	2.50	3.68	to	2.41
	12/31/2011		2,813,518	38.26	to	17.77	77,365,793	4.43	1.25	to	2.50	6.20	to	5.63
	12/31/2010		2,798,909	36.03	to	16.82	72,834,139	6.41	1.25	to	1.80	6.91	to	6.33
TA JPMorgan Core Bond Service Class
	12/31/2014		40,033	14.88	to	13.96	580,096	1.71	1.25	to	1.80	3.80	to	3.24
	12/31/2013		52,782	14.33	to	13.52	739,128	2.57	1.25	to	1.80	(3.34)	to	(3.86)
	12/31/2012		64,088	14.82	to	14.06	932,091	2.38	1.25	to	1.80	3.45	to	2.89
	12/31/2011		77,138	14.33	to	13.67	1,090,211	3.89	1.25	to	1.80	5.92	to	5.35
	12/31/2010		83,987	13.53	to	12.97	1,127,399	5.53	1.25	to	1.80	6.66	to	6.09
TA JPMorgan Enhanced Index Initial Class
	12/31/2014		1,059,970	20.64	to	15.53	21,243,152	0.81	1.25	to	2.50	12.78	to	11.40
	12/31/2013		1,039,321	18.30	to	13.94	18,549,536	0.68	1.25	to	2.50	30.88	to	29.29
	12/31/2012		947,448	13.98	to	13.37	12,952,885	1.13	1.25	to	2.50	14.91	to	13.50
	12/31/2011		787,932	12.17	to	11.78	9,401,614	1.28	1.25	to	2.50	(0.50)	to	(1.71)
	12/31/2010		698,433	12.23	to	11.67	8,428,860	1.55	1.25	to	2.50	13.75	to	13.14
TA JPMorgan Enhanced Index Service Class
	12/31/2014		7,255	23.69	to	22.23	167,976	0.73	1.25	to	1.80	12.56	to	11.95
	12/31/2013		6,904	21.05	to	19.86	141,677	0.50	1.25	to	1.80	30.50	to	29.80
	12/31/2012		7,904	16.13	to	15.30	124,280	0.92	1.25	to	1.80	14.65	to	14.03
	12/31/2011		8,526	14.07	to	13.42	117,608	1.58	1.25	to	1.80	(0.76)	to	(1.30)
	12/31/2010		8,878	14.18	to	13.59	122,864	1.41	1.25	to	1.80	13.44	to	12.82

41

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA JPMorgan Mid Cap Value Initial Class
	12/31/2014	591,086	$32.25	to	$29.38	$18,611,835	0.71%	1.25%	to	2.50%	13.86%	to	13.25%
	12/31/2013	668,186	28.33	to	26.04	18,503,879	0.48	1.25	to	1.80	30.19	to	29.49
	12/31/2012	777,997	21.76	to	20.11	16,561,039	0.74	1.25	to	1.80	19.03	to	18.38
	12/31/2011	907,347	18.28	to	16.99	16,250,751	1.11	1.25	to	1.80	0.76	to	0.21
	12/31/2010	1,058,609	18.14	to	16.95	18,841,622	1.83	1.25	to	1.80	21.47	to	20.81
TA JPMorgan Mid Cap Value Service Class
	12/31/2014	6,246	31.31	to	29.38	194,725	0.54	1.25	to	1.80	13.57	to	12.95
	12/31/2013	7,721	27.57	to	26.01	211,669	0.35	1.25	to	1.80	29.84	to	29.14
	12/31/2012	9,755	21.23	to	20.14	205,531	0.62	1.25	to	1.80	18.74	to	18.10
	12/31/2011	10,144	17.88	to	17.06	180,119	1.01	1.25	to	1.80	0.48	to	(0.07)
	12/31/2010	11,453	17.80	to	17.07	202,455	1.89	1.25	to	1.80	21.31	to	20.65
TA JPMorgan Tactical Allocation Initial Class
	12/31/2014	1,566,803	35.40	to	10.65	49,748,703	1.10	1.25	to	2.65	5.21	to	3.78
	12/31/2013	1,739,859	33.64	to	10.26	52,793,713	1.10	1.25	to	2.65	4.21	to	2.79
	12/31/2012	1,979,121	32.28	to	10.54	58,147,819	0.60	1.25	to	2.65	6.38	to	5.08
	12/31/2011	2,328,518	30.35	to	10.03	64,545,636	1.75	1.25	to	2.50	2.35	to	1.11
	12/31/2010	2,782,149	29.65	to	18.50	75,711,325	3.63	1.25	to	2.50	(1.34)	to	(1.88)
TA JPMorgan Tactical Allocation Service Class
	12/31/2014	35,155	14.89	to	13.98	513,824	0.92	1.25	to	1.80	4.97	to	4.40
	12/31/2013	44,276	14.19	to	13.39	619,713	0.90	1.25	to	1.80	3.99	to	3.43
	12/31/2012	58,791	13.64	to	12.94	792,477	0.51	1.25	to	1.80	6.13	to	5.56
	12/31/2011	74,377	12.86	to	12.26	944,334	1.59	1.25	to	1.80	2.17	to	1.62
	12/31/2010	94,773	12.58	to	12.07	1,177,906	3.20	1.25	to	1.80	(1.65)	to	(2.18)
TA MFS International Equity Initial Class
	12/31/2014	3,028,313	15.75	to	10.63	44,194,207	0.95	1.25	to	2.65	(6.34)	to	(7.62)
	12/31/2013	3,191,584	16.82	to	11.51	49,816,608	1.14	1.25	to	2.65	16.63	to	15.04
	12/31/2012	3,372,887	14.42	to	10.60	45,270,898	1.64	1.25	to	2.65	20.64	to	19.16
	12/31/2011	3,591,447	11.95	to	8.90	40,089,567	1.19	1.25	to	2.50	(11.17)	to	(12.25)
	12/31/2010	4,227,966	13.45	to	16.89	53,174,053	1.40	1.25	to	2.50	9.13	to	7.80
TA MFS International Equity Service Class
	12/31/2014	15,472	21.67	to	20.33	329,049	0.85	1.25	to	1.80	(6.58)	to	(7.08)
	12/31/2013	13,880	23.20	to	21.88	317,495	0.99	1.25	to	1.80	16.31	to	15.69
	12/31/2012	15,029	19.94	to	18.92	295,228	1.40	1.25	to	1.80	20.36	to	19.71
	12/31/2011	18,717	16.57	to	15.80	306,445	1.08	1.25	to	1.80	(11.32)	to	(11.80)
	12/31/2010	20,731	18.68	to	17.92	383,525	1.28	1.25	to	1.80	8.94	to	8.36
TA Morgan Stanley Capital Growth Initial Class
	12/31/2014	1,406,536	28.20	to	27.40	38,029,673	—	1.25	to	2.65	4.70	to	3.42
	12/31/2013	1,497,988	26.93	to	18.81	38,987,398	0.67	1.25	to	2.50	46.42	to	44.64
	12/31/2012	1,626,481	18.39	to	13.00	28,989,447	—	1.25	to	2.50	14.11	to	12.72
	12/31/2011	1,901,890	16.12	to	11.54	29,713,971	—	1.25	to	2.50	(6.97)	to	(8.10)
	12/31/2010	2,210,630	17.33	to	14.94	37,282,472	0.87	1.25	to	2.50	25.86	to	25.18
TA Morgan Stanley Capital Growth Service Class
	12/31/2014	4,596	26.23	to	24.61	118,502	—	1.25	to	1.80	4.48	to	3.92
	12/31/2013	5,033	25.10	to	23.68	124,669	0.58	1.25	to	1.80	46.06	to	45.27
	12/31/2012	7,444	17.18	to	16.30	125,452	—	1.25	to	1.80	13.77	to	13.16
	12/31/2011	9,584	15.10	to	14.41	142,708	—	1.25	to	1.80	(7.15)	to	(7.65)
	12/31/2010	11,159	16.27	to	15.60	179,226	0.71	1.25	to	1.80	25.52	to	24.84
TA Morgan Stanley Mid-Cap Growth Initial Class
	12/31/2014	2,760,647	67.41	to	13.10	136,684,206	—	1.25	to	2.65	(1.22)	to	(2.57)
	12/31/2013	3,243,706	68.24	to	13.44	161,684,213	0.80	1.25	to	2.65	37.42	to	35.55
	12/31/2012	3,659,881	49.66	to	8.88	132,673,373	—	1.25	to	2.65	7.73	to	6.41
	12/31/2011	4,417,372	46.10	to	10.91	146,092,090	0.30	1.25	to	2.50	(7.86)	to	(8.98)
	12/31/2010	3,524,701	50.03	to	9.02	140,928,078	0.12	1.25	to	2.50	32.25	to	31.54

42

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Morgan Stanley Mid-Cap Growth Service Class
	12/31/2014	29,472	$25.67	to	$24.09	$746,524	—%	1.25%	to	1.80%	(1.49)%	to	(2.03)%
	12/31/2013	36,512	26.06	to	24.58	940,833	0.59	1.25	to	1.80	37.11	to	36.37
	12/31/2012	42,059	19.00	to	18.03	790,694	—	1.25	to	1.80	7.43	to	6.84
	12/31/2011	60,535	17.69	to	16.87	1,054,875	0.21	1.25	to	1.80	(8.06)	to	(8.56)
	12/31/2010	28,244	19.24	to	18.45	535,248	0.02	1.25	to	1.80	31.93	to	31.22
TA Multi-Managed Balanced Initial Class
	12/31/2014	6,219,415	22.30	to	12.33	136,490,440	1.38	1.25	to	2.65	9.44	to	7.95
	12/31/2013	6,647,491	20.38	to	11.42	133,516,725	1.59	1.25	to	2.65	16.64	to	15.04
	12/31/2012	7,097,300	17.47	to	12.06	122,472,335	1.62	1.25	to	2.65	11.17	to	9.81
	12/31/2011	8,013,714	15.72	to	10.98	124,580,912	2.25	1.25	to	2.50	2.75	to	1.50
	12/31/2010	9,132,778	15.29	to	14.59	138,329,252	0.68	1.25	to	2.50	22.59	to	21.93
TA Multi-Managed Balanced Service Class
	12/31/2014	33,234	22.56	to	21.17	742,615	1.21	1.25	to	1.80	9.13	to	8.54
	12/31/2013	32,484	20.67	to	19.50	666,807	1.56	1.25	to	1.80	16.30	to	15.67
	12/31/2012	31,426	0.93	to	0.91	553,430	1.48	1.25	to	1.80	11.00	to	10.40
	12/31/2011	34,616	0.93	to	0.92	549,672	2.20	1.25	to	1.80	2.47	to	1.92
	12/31/2010	37,047	0.97	to	0.97	574,662	0.50	1.25	to	1.80	22.35	to	21.69
TA PIMCO Tactical—Balanced Service Class
	12/31/2014	1,724,786	1.09	to	1.06	1,871,627	1.12	1.25	to	2.50	6.50	to	6.08
	12/31/2013	2,502,314	1.02	to	1.01	2,548,154	0.60	1.25	to	1.65	10.47	to	10.03
	12/31/2012	2,046,369	1.67	to	1.49	1,889,653	1.58	0.55	to	1.60	(0.27)	to	(0.66)
	12/31/2011	3,563,010	1.48	to	1.33	3,299,946	1.19	0.55	to	1.60	(4.60)	to	(4.97)
	12/31/2010	3,642,348	1.60	to	1.45	3,540,922	0.41	0.55	to	1.60	(4.66)	to	(5.03)
TA PIMCO Tactical—Conservative Service Class
	12/31/2014	1,019,904	1.04	to	10.99	1,066,093	1.24	1.25	to	2.35	7.38	to	6.23
	12/31/2013	976,114	0.97	to	0.95	953,805	0.46	1.25	to	2.35	6.82	to	6.40
	12/31/2012	2,044,825	0.91	to	0.90	1,840,876	1.15	1.25	to	1.65	0.26	to	(0.13)
	12/31/2011	2,979,836	0.90	to	0.90	2,681,447	1.30	1.25	to	1.65	(8.60)	to	(8.96)
	12/31/2010	2,388,545	0.99	to	0.98	2,356,550	0.76	1.25	to	1.65	(3.32)	to	(3.70)
TA PIMCO Tactical—Growth Service Class
	12/31/2014	611,402	1.05	to	11.34	705,813	1.72	1.25	to	2.50	5.08	to	3.80
	12/31/2013	534,963	1.00	to	0.99	602,496	0.64	1.25	to	2.50	15.36	to	14.91
	12/31/2012	576,973	0.87	to	0.86	500,498	0.49	1.25	to	1.65	(0.56)	to	(0.95)
	12/31/2011	659,109	0.87	to	0.87	575,105	1.31	1.25	to	1.65	(12.70)	to	(13.05)
	12/31/2010	817,802	1.00	to	1.00	818,222	1.05	1.25	to	1.65	(1.93)	to	(2.32)
TA PIMCO Total Return Initial Class
	12/31/2014	2,670,860	16.28	to	10.21	42,167,859	1.81	1.25	to	2.50	3.38	to	2.12
	12/31/2013	3,516,503	15.75	to	9.99	53,907,441	2.00	1.25	to	2.50	(3.75)	to	(4.92)
	12/31/2012	4,771,257	16.36	to	10.51	76,559,232	4.14	1.25	to	2.50	6.22	to	4.91
	12/31/2011	4,396,044	15.41	to	10.65	66,663,393	2.45	1.25	to	2.50	4.96	to	3.68
	12/31/2010	4,903,407	14.68	to	14.00	70,988,935	4.37	1.25	to	2.50	5.87	to	5.30
TA PIMCO Total Return Service Class
	12/31/2014	33,023	14.69	to	13.79	476,686	1.50	1.25	to	1.80	3.05	to	2.49
	12/31/2013	68,847	14.26	to	13.45	953,971	1.73	1.25	to	1.80	(3.97)	to	(4.48)
	12/31/2012	67,702	14.85	to	14.09	984,685	3.77	1.25	to	1.80	5.99	to	5.42
	12/31/2011	79,325	14.01	to	13.36	1,095,305	2.27	1.25	to	1.80	4.64	to	4.08
	12/31/2010	98,685	13.39	to	12.84	1,310,749	3.78	1.25	to	1.80	5.62	to	5.04
TA Systematic Small/Mid Cap Value Initial Class
	12/31/2014	3,691,618	29.12	to	29.64	106,675,827	0.77	1.25	to	2.65	3.93	to	2.66
	12/31/2013	4,244,695	28.02	to	15.59	118,482,489	0.48	1.25	to	2.50	34.64	to	32.99
	12/31/2012	1,269,880	20.81	to	11.72	26,513,383	0.49	1.25	to	2.50	14.94	to	13.53
	12/31/2011	1,685,776	18.10	to	11.11	30,728,786	0.14	1.25	to	2.50	(3.86)	to	(5.03)
	12/31/2010	1,806,231	18.83	to	20.64	34,384,127	0.65	1.25	to	2.50	28.80	to	27.24

43

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

			Unit Fair Value					Expense			Total Return***
			Corresponding to				Investment	Ratio**			Corresponding to
	Year		Lowest to Highest			Net	Income	Lowest to			Lowest to Highest
Subaccount	Ended	Units	Expense Ratio			Assets	Ratio*	Highest			Expense Ratio
TA Systematic Small/Mid Cap Value Service Class
	12/31/2014	64,027	$29.47	to	$27.81	$1,855,677	0.61%	1.25%	to	1.80%	3.64%	to	3.08%
	12/31/2013	69,429	28.44	to	26.98	1,946,979	0.34	1.25	to	1.80	34.36	to	33.63
	12/31/2012	30,201	21.17	to	20.19	632,490	0.27	1.25	to	1.80	14.60	to	13.98
	12/31/2011	42,578	18.47	to	17.71	780,713	0.04	1.25	to	1.80	(4.06)	to	(4.57)
	12/31/2010	42,501	19.25	to	18.56	814,512	0.70	1.25	to	1.80	28.45	to	27.75
TA T. Rowe Price Small Cap Initial Class
	12/31/2014	1,473,069	28.58	to	27.77	38,260,750	—	1.25	to	2.65	5.23	to	3.95
	12/31/2013	1,622,505	27.15	to	14.14	40,342,222	0.07	1.25	to	2.50	42.29	to	40.56
	12/31/2012	1,628,436	19.08	to	10.55	28,527,518	—	1.25	to	2.50	14.26	to	12.86
	12/31/2011	1,651,913	16.70	to	13.03	25,475,878	—	1.25	to	2.50	0.44	to	(0.10)
	12/31/2010	1,923,072	16.63	to	13.04	30,009,087	—	1.25	to	1.80	32.77	to	32.05
TA T. Rowe Price Small Cap Service Class
	12/31/2014	9,991	33.66	to	31.59	329,856	—	1.25	to	1.80	4.93	to	4.37
	12/31/2013	15,741	32.08	to	30.26	496,818	—	1.25	to	1.80	41.92	to	41.16
	12/31/2012	14,361	22.60	to	21.44	319,628	—	1.25	to	1.80	13.98	to	13.36
	12/31/2011	16,975	19.83	to	18.91	332,758	—	1.25	to	1.80	0.26	to	(0.28)
	12/31/2010	18,011	19.78	to	18.97	351,941	—	1.25	to	1.80	32.41	to	31.69
TA Torray Concentrated Growth Initial Class
	12/31/2014	916,728	24.70	to	13.85	22,312,834	0.89	1.25	to	2.50	8.64	to	7.31
	12/31/2013	1,125,187	22.74	to	12.91	25,323,411	0.96	1.25	to	2.50	31.46	to	29.86
	12/31/2012	1,031,060	17.30	to	11.34	17,688,627	0.86	1.25	to	2.50	15.68	to	14.26
	12/31/2011	1,040,713	14.95	to	14.74	15,488,812	0.74	1.25	to	2.50	(3.47)	to	(3.99)
	12/31/2010	952,269	15.49	to	15.35	14,710,762	0.68	1.25	to	1.80	17.70	to	17.07
TA Torray Concentrated Growth Service Class
	12/31/2014	4,984	24.36	to	23.63	120,252	0.69	1.25	to	1.80	8.39	to	7.81
	12/31/2013	7,049	22.48	to	21.92	157,325	0.81	1.25	to	1.80	31.17	to	30.46
	12/31/2012	6,800	17.14	to	16.80	116,062	0.62	1.25	to	1.80	15.38	to	14.75
	12/31/2011	7,842	14.85	to	14.64	116,082	0.53	1.25	to	1.80	(3.73)	to	(4.25)
	12/31/2010	7,396	15.43	to	15.29	113,954	0.54	1.25	to	1.80	17.41	to	16.77
TA Vanguard ETF—Balanced Service Class
	12/31/2014	408,320	12.57	to	12.07	5,066,250	0.96	1.25	to	2.50	3.26	to	2.70
	12/31/2013	247,587	12.17	to	11.80	2,984,806	1.10	1.25	to	1.80	10.06	to	9.46
	12/31/2012	90,824	11.06	to	10.78	996,682	1.32	1.25	to	1.80	7.05	to	6.47
	12/31/2011	50,718	10.33	to	10.13	520,892	1.12	1.25	to	1.80	0.22	to	(0.32)
	12/31/2010	44,410	10.31	to	10.16	455,799	0.85	1.25	to	1.80	9.33	to	8.74
TA Vanguard ETF—Growth Service Class
	12/31/2014	468,020	12.72	to	12.27	5,892,310	1.07	1.25	to	1.80	2.69	to	2.13
	12/31/2013	331,314	12.39	to	12.01	4,073,188	1.14	1.25	to	1.80	17.31	to	16.68
	12/31/2012	260,119	10.56	to	10.30	2,728,447	1.61	1.25	to	1.80	10.17	to	9.57
	12/31/2011	253,067	9.59	to	9.40	2,413,614	1.37	1.25	to	1.80	(2.35)	to	(2.88)
	12/31/2010	264,369	9.82	to	9.68	2,585,107	1.14	1.25	to	1.80	11.61	to	11.01
TA WMC US Growth Initial Class
	12/31/2014	19,225,881	21.62	to	21.11	410,777,857	0.88	1.25	to	2.65	9.73	to	8.39
	12/31/2013	21,566,331	19.70	to	13.23	420,426,576	1.03	1.25	to	2.50	30.83	to	29.24
	12/31/2012	24,263,455	15.06	to	11.25	361,912,975	0.31	1.25	to	2.50	11.76	to	10.39
	12/31/2011	27,737,335	13.48	to	10.19	370,487,799	0.36	1.25	to	2.50	(4.92)	to	(6.08)
	12/31/2010	22,319,020	14.17	to	16.58	313,874,807	0.53	1.25	to	2.50	16.36	to	14.94
TA WMC US Growth Service Class
	12/31/2014	70,635	23.19	to	21.76	1,617,683	0.66	1.25	to	1.80	9.46	to	8.87
	12/31/2013	84,682	21.19	to	19.99	1,776,148	0.78	1.25	to	1.80	30.50	to	29.80
	12/31/2012	105,091	16.23	to	15.40	1,690,925	0.11	1.25	to	1.80	11.46	to	10.86
	12/31/2011	128,182	14.56	to	13.89	1,849,995	0.30	1.25	to	1.80	(5.11)	to	(5.62)
	12/31/2010	110,484	15.35	to	14.72	1,681,890	0.32	1.25	to	1.80	16.03	to	15.41

44

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

4. Financial Highlights (continued)

(1)	See footnote 1

*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

45

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

5. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate ranging from 0% to .40% of the daily net assets value of each subaccount for administrative expenses. TPLIC deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from .85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

46

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2014

7. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

47

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits:

		(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

			(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 17

			(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 17

			(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 17

		(2)		Not Applicable.

		(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

			(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 17

			(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

		(4)	(a)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (WL18). Note 4

			(b)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (VA30). Note 5

			(c)	Death Benefit Rider (Annual Step-Up Death Benefit - GDB10). Note 5

			(d)	Death Benefit Rider (Compounding Minimum Death Benefit - GDB11). Note 5

			(e)	Guaranteed Minimum Income Benefit Rider (GIB01). Note 4

			(f)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

			(g)	Terminal Illness Rider (EA132). Note 4

			(h)	Nursing Care Facility Waiver Endorsement (EA133). Note 4

			(i)	Tax Sheltered Annuity Endorsement (EA125). Note 7

			(j)	Contract Loan Provisions Endorsement (EA 126). Note 7

			(k)	Dollar Cost Averaging Endorsement (EA134). Note 7

			(l)	Asset Rebalancing Program Endorsement (EA135). Note 7

	(m)	Additional Earnings Rider (AER01). Note 6

	(n)	Additional Earnings Rider (AER02). Note 8

	(o)	Split Contract Endorsement (EA141). Note 8

	(p)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B EA140). Note 6

	(q)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 8

(5)	(a)	Form of Application (APP00500). Note 9

	(b)	Form of Application (APP00601). Note 8

(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life Insurance Company. Note 17

	(b)	Amended and Restated By-Laws Transamerica Premier Life Insurance Company. Note 17

(7)		Reinsurance Aggreement (TIRe). Note 10

(8)	(a)	Participation Agreement (Access One and ProFunds). Note 11

	(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 17

	(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 12

	(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 13

	(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 14

(8)	(b)	Participation Agreement (Fidelity). Note 15

	(b)(1)	Amendment No. 4 to Agreement (Fidelity). Note 18

	(b)(2)	Amendment No. 5 to Agreement (Fidelity). Note 2

	(b)(3)	Amendment No. 6 to Agreement (Fidelity). Note 19

	(b)(4)	Amendment No. 7 to Agreement (Fidelity). Note 20

(8)	(c)	Participation Agreement (TST). Note 16

	(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 14

	(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 17

	(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 20

	(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 20

(9)		Opinion of Counsel. Note 20

(10)		Consent of Independent Registered Public Accounting Firm. Note 20

(11)		Not applicable.

(12)		Not applicable.

(13)		Powers of Attorney. Note 20

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-82705) filed on July 12, 1999.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2003

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 7.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-93169) filed on April 10, 2000.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 9.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-82705) filed on September 24, 1999.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 033-80958) dated April 27, 2005.

Note 16.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 17.	Filed with Initial Filing to Form N-4 Registration Statement (File No. 333-199071) Filed on October 1, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 20.	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Brenda K. Clancy 4333 Edgewood Road NE Cedar Rapids, IA 52499	Director, Chairman of the Board, President and Chief Executive Officer
Scott W. Ham 4333 Edgewood Road NE Cedar Rapids, IA 52499	Director, and Division President – Life & Protection
C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Chief Financial Officer, Treasurer and Senior Vice President
Robert J. Kontz 4333 Edgewood Road NE Cedar Rapids, IA 52499	Director and Vice President
Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director
Arthur C. Schneider 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Chief Tax Officer and Senior Vice President
Jason Orlandi 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Director, Senior Vice President, Secretary and General Counsel
Chad Noehren 4333 Edgewood Road, N.E. Cedar Rapids, Iowa 52499-0001	Corporate Controller
Alison Ryan 1150 S. Olive St. Los Angeles, CA 90015	Vice President

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
44764 Yukon Inc.	Canada	100% Creditor Resources, Inc.	Holding company
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada

AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.

Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (90.6057%) ; Transamerica Premier Life Insurance Company (9.3943%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Garnet LIHTC Fund XXXV, LLC - sole Member	Affordable housing
Asia Investment Holding Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, Inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker/Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
CRI Canada Ltd.	Canada	44764 Yukon Inc. owns all preferred shares of stock; various non-AEGON entities/investors own common shares of stock	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware

Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).

Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non-member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware	Sole Member - Garnet Community Investment XLI, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investmetns
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member - Garnet Community Investment XLIV, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment
Ironwood Re Corp.	Hawaii	100% AEGON USA, LLC	Captive insurance company
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Transamerica Premier Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non-affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware

Members: Transamerica Life Insurance Company (90.96%); Transamerica Premier Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.

Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Transamerica Premier Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
SB Frazer Owner, LLC	Delaware	100% Stonebridge Life Insurance Company	Investments
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Warranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% AEGON USA, LLC; 12% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions Corporation	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa

676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC

Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda -- will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Investment advisor
Transamerica Retirement Insurance Agency, Inc.	Delaware	100% Transamerica Retirement Solutions Corporation	Conduct business as an insurance agency.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	100% AUSA Holding Company	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding Company	Investments
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non-AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (65.951%); Transamerica Premier Life Insurance Company (32.969%); Transamerica Financial Life Insurance Company (1.080%) Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.   Number of Contract Owners

As of March 31, 2015, there were 13,118 Contract owners for the WRL Freedom Premier and 546 Contract owners for the WRL Freedom Premier II.

Item 28.   Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Michael W. Brandsma	(1)	Director, President and Chief Financial Officer

David W. Hopewell	(2)	Director

David R. Paulsen	(1)	Director, Chief Executive Officer and Chief Sales Officer

Blake S. Bostwick	(1)	Chief Marketing Officer and Chief Operations Officer

Rick B. Resnik	(3)	Chief Compliance Officer

Amy Angle	(5)	Assistant Vice President

Elizabeth Belanger	(3)	Vice President and Assistant Secretary

Alison Ryan	(4)	Vice President and Assistant Secretary

Ayla Nazli	(4)	Assistant Secretary

Brenda L. Smith	(1)	Assistant Vice President

Lisa Wachendorf	(2)	Assistant Vice President

Arthur D. Woods	(6)	Assistant Vice President

Marc Cahn	(3)	Secretary

Jeffrey T. McGlaun	(5)	Assistant Treasurer

C. Michiel Van Katwijk	(5)	Treasurer

(1)	4600 S Syracuse St, Suite 1100, Denver, CO 80237-2719
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	440 Mamaroneck Avenue, Harrison, NY 10528
(4)	1150 S. Olive St., Los Angeles, CA 90015
(5)	100 Light Street, Floor B1, Baltimore, MD 21202
(6)	570 Carillon Parkway, St. Petersburg, FL 33716

(c)     Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$ 7,135,416	0	0	0

(1)     Fiscal Year 2014

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)	Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Comapny represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 27th day of April, 2015.

WRL Series Annuity Account
TRANSAMERICA PREMIER LIFE
INSURANCE COMPANY
Depositor
*
Brenda K. Clancy
President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Brenda K. Clancy*	Director, Chairman of the Board, President and Chief Executive Officer	, 2015

Scott W. Ham*	Director and Division President – Life & Protection	, 2015

C. Michiel van Katwijk*	Director, Chief Financial Officer, Treasurer and Senior Vice President	, 2015

Robert J. Kontz*	Director and Vice President	, 2015

Mark W. Mullin*	Director	, 2015

Arthur C. Schneider*	Director, Chief Tax Officer and Senior Vice President	, 2015

Jason Orlandi*	Director, Senior Vice President, Secretary and General Counsel	, 2015

Chad Noehren*	Corporate Controller	, 2015

/s/ Alison Ryan Alison Ryan	Vice President	April 27, 2015

*	By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 333-199071

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

(8)(b)(4)	Amendment No. 7 to Participation Agreement (Fidelity)

8(c)(3)	Amendment No. 2 to Participation Agreement (TST)

8(c)(4)	Schedule A Revision 5-1-2015 (TST)

(9)	Opinion and Consent of Counsel

(10)	Consent of Independent Registered Public Accounting Firm

(13)	Powers of Attorney

*	Page numbers included only in manually executed original.